INFORMATION STATEMENT
PURSUANT TO SECTION 14 (C)
OF
THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐ Preliminary information statement

☐ Confidential, for Use of the Commission Only

☒ Definitive information statement

FLORHAM CONSULTING CORP.
(Name of Company as Specified in its Charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: Not Applicable.

(2)	Aggregate number of securities to which transaction applies: Not Applicable.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.

(4)	Proposed maximum aggregate value of transaction: Not Applicable.

(5)	Total fee paid: Not Applicable.

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: Not Applicable.

(2)	Form, Schedule or Registration Statement No.: Not Applicable.

(3)	Filing Party: Not Applicable.

(4)	Date Filed: Not Applicable.

FLORHAM CONSULTING CORP.
845 Third Avenue, 6th Floor
New York, New York 10022

NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

September 21, 2010

Dear Stockholder:

Florham Consulting Corp. (the “Company”, “we”, “us”, or “our”) is providing to you the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding shares of common stock have executed and delivered a written consent to effect the following corporate actions:

(1)	Amend and restate our Certificate of Incorporation to change our corporate name to “Oak Tree Educational Partners, Inc.” (the “Name Change”);

(2)
Amend and restate our Certificate of Incorporation to increase our number of authorized shares of common stock, par value $.0001 per share (the “Common Stock”), to 50,000,000 shares (the “Share Capital Increase”); and

(3)	Adopt our 2009 Stock Incentive Plan (the “2009 Plan”).

Stockholders of record at the close of business on May 31, 2010 (the “Record Date”) are entitled to notice of this stockholder action by written consent. Stockholders representing a majority of our issued and outstanding shares of Common Stock have consented in writing to the actions to be taken. Accordingly, your approval is not required and is not being sought. Moreover, you will not have dissenters' rights.

Please read this notice carefully. It describes the Name Change, the Share Capital Increase, and the 2009 Plan and contains certain related information. Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

Subject to approval by the Securities and Exchange Commission, we expect these corporate actions to become effective on the 20th day after the mailing of this Information Statement to our stockholders of record (the “Effective Date”).

The Information Statement is being provided to you for information purposes only as it relates to our Amended and Restated Certificate of Incorporation and the 2009 Plan. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one. We are first mailing this statement on September 22, 2010.  We anticipate that the Amended and Restated Certificate of Incorporation will become effective on or after October 13, 2010.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Very truly yours,

/s/ Joseph J. Bianco
Joseph J. Bianco, Chairman

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES AND EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

This Information Statement is being mailed to inform the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders of the outstanding shares of common stock, par value $.0001 per share (the “Common Stock”), of Florham Consulting Corp., a Delaware corporation (the “Company”, “Florham”, “we”, “us”, or “our”). The purpose of this Information Statement is to provide notice under Delaware law and the rules of the Commission that a majority of the Company's stockholders have, by written consent in lieu of a meeting, approved the following corporate actions:

(1)	Amend and restate our Certificate of Incorporation to change our corporate name to “Oak Tree Educational Partners, Inc.” (the “Name Change”);

(2)
Amend and restate our Certificate of Incorporation to increase our number of authorized shares of common stock, par value $.0001 per share (the “Common Stock”), to 50,000,000 shares (the “Share Capital Increase”); and

(3)	Adopt our 2009 Stock Incentive Plan (the “2009 Plan”).

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As the Board of Directors of the Company (the “Board”) and a majority of the Company's stockholders have already approved of the Amended and Restated Certificate of Incorporation and the 2009 Plan by written consent, the Company is not seeking approval for the Amended and Restated Certificate of Incorporation and the 2009 Plan from any of the Company's remaining stockholders, and the Company's remaining stockholders will not be given an opportunity to vote on the Amended and Restated Certificate of Incorporation or the 2009 Plan. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company's stockholders of the 2009 Plan and the Amended and Restated Certificate of Incorporation effecting the Name Change and the Share Capital Increase as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

EXPECTED DATE FOR EFFECTING THE NAME CHANGE,
SHARE CAPITAL INCREASE AND 2009 PLAN

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Name Change, Share Capital Increase and the 2009 Plan cannot be effected until 20 days after the date that the Definitive Information Statement is sent to the Company's stockholders. This Preliminary Information Statement is being filed with the Securities and Exchange Commission on the date hereof. A Definitive Information Statement is being mailed on or about September 22, 2010 (the “Mailing Date”) to the stockholders of the Company as of the close of business on May 31, 2010 (the “Record Date”). The Company expects to effect the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State and the adoption of the 2009 Plan approximately 20 days after the Mailing Date. The effective date of the Amended and Restated Certificate of Incorporation and the 2009 Plan therefore, is expected to be on or after October 13, 2010.

TABLE OF CONTENTS

SUMMARY	2
SELECTED HISTORICAL FINANCIAL INFORMATION OF FLORHAM	7
SELECTED HISTORICAL FINANCIAL INFORMATION OF VALLEY	8
SELECTED HISTORICAL FINANCIAL INFORMATION OF TRAINING DIRECT	9
SELECTED PRO FORMA FINANCIAL INFORMATION	10
COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE INFORMATION	11
PRICE RANGE OF SECURITIES AND DIVIDENDS	13
FORWARD-LOOKING STATEMENTS	15
THE REVERSE MERGER	17
THE NAME CHANGE	25
THE SHARE CAPITAL INCREASE	26
THE 2009 PLAN	29
BUSINESS OF FLORHAM PRIOR TO THE REVERSE MERGER	34
BUSINESS OF THE EII GROUP	38
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE EII GROUP	50
RISK FACTORS	64
BENEFICIAL OWNERSHIP OF OUR COMMON STOCK	75
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	78
DIRECTORS AND MANAGEMENT	83
DESCRIPTION OF SECURITIES	94
SHARES ELIGIBLE FOR FUTURE SALE	96
WHERE YOU CAN FIND MORE INFORMATION	97
INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS	P-1
INDEX TO HISTORICAL FINANCIAL STATEMENTS	F-1

EXHIBITS

Exhibit A — Amended and Restated Certificate of Incorporation

Exhibit B — 2009 Stock Incentive Plan

SUMMARY

This summary discusses our proposed business and the business of the EII group, which are described in greater detail elsewhere in this information statement. This summary is qualified in its entirety by the detailed information and financial statements and other financial information appearing elsewhere in this information statement, including the annexes.  You should carefully read this entire information statement and the other documents to which it refers. See “Where You Can Find More Information.”

Our Business

We currently own and operate vocational. training and technical schools.  Through our acquisition of Educational Investors Inc., we have acquired schools that provide vocational education for the potential employees in the heath care and medical industries.  We have also recently entered into agreements to acquire additional affiliated schools that provide educational skills in the culinary industry.

The Reverse Merger and Acquisition of TDI

The Reverse Merger

On December 16, 2009, we executed an agreement and plan of merger with EII Acquisition Corp. (a newly formed acquisition subsidiary of Florham) (“Mergerco”), Educational Investors, Inc., a Delaware corporation (“EII”) and its security holders, Sanjo Squared, LLC, Kinder Investments, LP, Joseph Bianco and Anil Narang (collectively, the “EII Securityholders”).  Under the terms of the merger agreement, Mergerco was merged with and into EII, with EII as the surviving corporation of the merger, as a result of which EII became a wholly-owned subsidiary of our company (the “Reverse Merger:”). In connection with the merger, the EII Securityholders received (i) an aggregate of 6,000,000 shares of our common stock, (ii) options to acquire 2,558,968 additional shares of our common stock, 50% of which have an initial exercise price of $0.41 per share and 50% of which have an initial exercise price of $0.228 per share, subject to certain performance targets set forth in the merger agreement, and (iii) 250,000 shares of our Series A Preferred Stock, with each share of  Series A Preferred Stock automatically convertible into 49.11333 shares of common stock upon the filing by us of an amendment to our certificate of incorporation which increases the authorized shares of our common stock to at least 50,000,000.

Pursuant to the terms of the Reverse Merger, we agreed to cause (i) the shares of our common stock outstanding prior to the Reverse Merger; and (ii) up to 930,000 shares of common stock issuable upon exercise of warrants expiring on June 30, 2016 at an exercise price of $0.05 per share, to be registered for resale under the Securities Act of 1933, as amended, as soon as practicable following the effective time of the Reverse Merger.

The closing of the transactions contemplated by the merger agreement was subject to a number of conditions including, without limitation, completion of due diligence, approval of the merger agreement by the Boards of Directors of EII and our company and the prior or simultaneous closing of the acquisition of Training Direct, LLC (as discussed below). On December 31, 2009, the parties to the merger agreement deemed all closing conditions to be satisfied and the Reverse Merger was consummated. As a result of the Reverse Merger, we believe we are no longer a shell corporation as that term is defined in Rule 405 of the Securities Act of 1933, as amended, and Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

At the closing of the Reverse Merger, our sole officer resigned and Joseph Bianco was appointed as our Chief Executive Officer, Anil Narang was appointed as our President and Chief Operating Officer, and Kellis Veach was appointed as our Chief Financial Officer and Secretary. In addition, our sole director resigned and Joseph Bianco, Anil Narang, Dov Perlysky, Howard Spindel and David Cohen were appointed as our directors, with such resignation and appointments effective on January 22, 2010, representing the tenth day after mailing our Schedule 14f-1 Information Statement to our shareholders of record.

Acquisition of TDI

On December 16, 2009, EII entered into an interest  purchase agreement with the members of Training Direct, LLC, a Connecticut limited liability company (“Training Direct” or “TDI”).  Under the terms of the agreement, EII acquired all outstanding membership interests of TDI in exchange for (a) $200,000 cash, (b) shares of our common stock having a deemed value of  $600,000 (the “Acquisition Shares”), with such number of Acquisition Shares to be determined by dividing $600,000 by the “Discounted VWAP” (as defined below) for the 20 “Trading Days” (as defined below) immediately following the consummation of the Reverse Merger, and (c) shares of our  common stock having a deemed value of $300,000 (the “Escrow Shares”), with such number of Escrow Shares to be determined by dividing $300,000 by the Discounted VWAP for the 20 Trading Days immediately following the consummation of the Reverse Merger. The Escrow Shares will be held in escrow and released therefrom as provided in the purchase agreement. “Discounted VWAP” is defined in the purchase agreement as 70% of the “VWAP” of our common stock, but in no event less than $0.40 per share. “VWAP” is defined in the purchase agreement as a fraction, the numerator of which is the sum of the product of (i) the closing trading price for our common stock on the applicable national securities exchange on each Trading Day of the 20 Trading Days following the consummation of the Reverse Merger, and (ii) the volume of our common stock on the applicable national securities exchange for each such day and the denominator of which is the total volume of our common stock on the applicable national securities exchange during such twenty day period, each as reported by Bloomberg Reporting Service or other recognized market price reporting service. “Trading Day” is defined in the purchase agreement as any day on which the New York Stock Exchange or other national securities exchange on which our common stock trades is open for trading.  The Discounted VWAP for the twenty Trading Days after the effective date of the reverse merger was $1.67.  Accordingly, on March 3, 2010 we issued an aggregate of 359,281 Acquisition Shares and 179,641 Escrow Shares.

            The closing of the purchase agreement was subject to a number of conditions including, without limitation, approval of the change of ownership of Training Direct by the Connecticut Department of Higher Education, the consummation of the Reverse Merger, and execution of a certain employment agreement and consulting agreement. On December 31, 2009, the parties to the purchase agreement deemed all closing conditions to be satisfied and accordingly, the purchase and sale of the Training Direct membership interests was consummated simultaneous with the Reverse Merger.

           The following diagrams sets forth our corporate structure, both before and after giving effect to consummation of the transactions contemplated by the Reverse Merger and the TDI acquisition described herein.

(1)  Corporate name will be changed to “Oak Tree Educational Partners, Inc.”.

(2)  Effective August 20, 2009, Valley Anesthesia, Inc. purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. for an aggregate purchase price of $3,838,215, plus certain contingent payments which are subject to the achievement of predetermined operating milestones.

Our History

Prior to the Reverse Merger, we were an Internet professional services firm. We provided our clients with an integrated set of strategic, creative and technology services that enabled them to effect and maximize their Internet business.  Our services included advising clients on developing business models for their Internet activities, identifying opportunities to improve operational efficiencies through online opportunities and planning for the operations and organization necessary to support an online business.  Our services also included developing graphic designs and web sites for our clients. We also recommended and installed appropriate hardware and software networks to enable online sales, support and communication, and managed the hosting of clients' websites in certain cases.

In 2006, we entered into our first Internet consulting agreement and since then completed web design and project work for another five clients located in New York. For the year ended December 31, 2009, we had consulting revenues of $16,252, as compared to $14,025 for the year ended December 31, 2008. The decrease in the 2009 period was due to fewer projects completed for new and existing clients.

In 2009, our sole officer and director determined that there was inadequate demand for our consulting services and sought to redirect our focus to acquiring a growing operating business. On December 31, 2009, we consummated the Reverse Merger with EII simultaneous with EII’s acquisition of Training Direct.  As a result of the Reverse Merger, we will carry out the business and operations of the EII Group.

Our Current Businesses

EII

EII was incorporated in the State of Delaware on July 20, 2009 for the purpose of acquiring vocational, training and technical schools, with an initial emphasis on the health care and medical industries. EII’s wholly-owned subsidiary, Valley Anesthesia, Inc., was incorporated on July 15, 2009 in the State of Delaware (“Valley”). Effective August 20, 2009, Valley Anesthesia, Inc. purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc., an Iowa corporation, for an aggregate purchase price of $3,838,215, plus certain contingent payments which are subject to the achievement of predetermined operating milestones.

Valley

Through Valley, EII provides comprehensive review and update courses and study materials that aid Student Registered Nurse Anesthetists (“SRNA”) and Graduate Registered Nurse Anesthetists (“GRNA”) in preparation for the National Certifying Exam (“NCE”) throughout the continental United States.

Valley’s principal service is a three-day comprehensive review and update course designed to prepare SRNAs for the NCE. Valley also offers a 600-page basic manual. Additionally, Valley offers MemoryMasterTM, which is a collection of approximately 4,000 questions and answers designed to further assist its students in preparation for the NCE. Valley presented 10 courses in 2007, 11 courses in 2008 and 12 courses in 2009. In addition, Valley has 13 courses scheduled for 2010.

Valley’s revenue is currently generated from three sources: (i) seminars, (ii) manuals, and (iii) MemoryMasterTM. In addition, Valley anticipates that there will be a fourth revenue source beginning in 2010, which is from on-line practice examinations that management expects to launch in the third quarter of 2010.

Training Direct

Training Direct, LLC, was organized as a limited liability company in the State of Connecticut on January 7, 2004.  TDI provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries. Training Direct strives to assist those who may not have realized their full potential in the workplace by finding such individuals a new career direction and assisting in progressing their learning skills necessary to reach their earning and personal development possibilities and goals. Training Direct maintains licenses from the Connecticut Commissioner of Higher Education, the Connecticut Department of Health Services and the National Health Career Association, and is an Eligible Training Provider under the Workforce Investment Act. Such licenses require that Training Direct have a competent faculty, offer educationally sound and up-to-date courses and course materials, and be subject to inspections and approvals by outside examining committees.

Our Proposed Culinary Acquisition and Corporate Structure

Effective as of May 21, 2010, we entered into a membership interest purchase agreement and a separate agreement and plan of merger (the “Culinary Purchase Agreements”) with the equity owners of Culinary Tech Center LLC (“CTC”) and Professional Culinary Institute LLC (“PCI”), both New York limited liability companies, and Educational Training Institute, Inc., a New York corporation (collectively, the “Culinary Group”).  Joseph Monaco, one of the principals of the Culinary Group was a former owner of Training Direct.   We are seeking to acquire the Culinary Group for $5.5 million, consisting of $3 million cash and $2.5 million of our common stock.  The agreements also includes two earn-out provisions consisting of (i) an additional $2.0 million of our common stock and $500,000 in cash if the Culinary Group achieves 2010 or 2011 pre-tax income hurdles of $1.65 million and $1.9 million, respectively, and (ii) an additional $750,000 in cash if, among other things, the Culinary Group achieves a 2010 pre-tax income hurdle of $2.1 million.

Under the terms of the merger agreement, Educational Training Institute (“ETI”) will be merged into our newly formed wholly-owned acquisition subsidiary with ETI as the surviving corporation of the merger.  The ETI stockholders will receive $2.5 million of our common stock to be valued at the volume weighted average price (“VWAP”) of our common stock as traded on the FINRA OTC Bulletin Board or other national securities exchange for the 20 trading days immediately prior to the closing date.  In addition, the ETI stockholders are entitled to receive contingent merger consideration in the form of $2,000,000 payable in the form of additional shares of our common stock, based upon the Culinary Group reaching $1.65 million and $1.9 million of cumulative pre-tax income levels in each of 2010 and 2011.  The contingent merger consideration is valued based on the VWAP of our common stock for the 20 trading days prior to determination of the applicable pre-tax income of the Culinary Group in fiscal 2010 and 201l.  The merger agreement also permits the ETI stockholders to require us to repurchase for cash up to $500,000 of the contingent merger consideration in the event the 2010 or 2011 target pre-tax income levels are achieved.

Under the terms of the membership interest purchase agreement with Messrs. Joseph Monaco and Harold Kaplan (the sole members of CTC and PCI), immediately following consummation of the merger referred to above, ETI (then our wholly-owned subsidiary) will purchase from Messrs. Monaco and Kaplan 100% of the members interests equity of each of CTC and PCI.  The purchase price for such equity interests is $3.0 million, payable at closing in cash in equal amounts to Messrs. Monaco and Kaplan.  The purchase agreement also provides that in the event the Culinary Group achieves the above target pre-tax income in 2010 or fiscal 2011, we are obligated to pay an additional $500,000 to the former members of CTC and PCI.  In addition, in the event that the Culinary Group is able to obtain in 2010 an additional five year agency agreement with New York State that provides minimum annual revenues of $1.5 million and $450,000 of incremental pre-tax profits in 2010, as a result of which the cumulative pre-tax income of the Culinary Group shall be greater than $2.1 million in fiscal 2010, then an additional $750,000 shall be payable in cash to the members of CTC and PCI by not later than December 31, 2011.

At closing of the transactions contemplated by both the merger and purchase agreements, Joseph Monaco and Harold Kaplan will enter into employment agreements with Florham expiring December 31, 2013, pursuant to which they shall serve as Executive Vice Presidents of the Company and the President and Chief Operating Officer, respectively, of the Culinary Group. Such executives shall each receive base salaries of $150,000 in 2010, increasing to $200,000 in 2011 and $250,000 in each of 2012 and 2013, and shall be entitled to discretionary bonuses, as determined by the Florham board of directors.

Consummation of the Culinary Group acquisition is subject to certain conditions, including, our obtaining the requisite financing, approval by the New York State Department of Education of the change of control of the Culinary Group, and completion of the necessary audits of the historical financial statements of the Culinary Group.  There can be no assurance that we will be able to consummate the Culinary Group acquisition or, if consummated, that it will prove to be beneficial to our Company.

For further information concerning this proposed acquisition, reference is made to our Form 8-K dated May 21, 2010 which we filed with the Securities and Exchange Commission on May 27, 2010.

The following diagrams set forth our proposed corporate structure, assuming consummation of the Culinary Group acquisition and the Name Change contemplated hereby.

Our Offices and Other Corporate Information

EII’s and Valley’s principal executive offices are located at 845 Third Avenue, 6th Floor, New York, New York 10022, and its telephone number is (646) 290-5290. Valley’s principal operating office is located at 1995 Country Club Blvd, Clive, Iowa 50325 and its telephone number is (515) 221-2590. Valley maintains a website at www.valleyanesthesia.com. Training Direct’s principal executive offices are located at 3885 Main Street, 2nd Floor, Bridgeport, Connecticut 06606 and its telephone number is (203) 372-8842. Training Direct maintains a website at www.trainingdirectusa.org. The contents of such websites are not part of this statement.

SELECTED FINANCIAL INFORMATION OF FLORHAM

You are being provided the following financial information to assist you in your analysis of the financial aspects of the Transactions.

Set forth below are the historical selected financial information derived from the consolidated balance sheet and statements of operations data of Florham Consulting Corp. and Subsidiaries as of June 30, 2010 and for the six months then ended (unaudited), as of December 31, 2009 and for the period then ended (audited), which includes the results of operations of Educational Investors, Inc. from July 20, 2009, the date of inception, and results of operations of Valley Anesthesia, Inc. from August 20, 2009, the date of purchase of certain assets and operations of Valley Anesthesia Educational  Programs, Inc. through December 31, 2009. The balance sheet data as of December 31, 2009 includes the Training Direct, LLC balance sheet data.  The selected financial information of Florham is only a summary and should be read in conjunction with Florham’s historical financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Florham” contained elsewhere in this proxy statement.  The information presented may not be indicative of futures performance of Florham or the combined company resulting from the consummation of the Transactions.

	As of	As of
	June 30,	December 31,
	2010	2009
Balance Sheet Data	(unaudited)	(audited)

Working capital (deficiency)	$(349,897)	$(164,364)
Total Assets	$5,222,168	$5,646,639
Long-term Obligations	$1,740,357	$1,911,402
Total Liabilities	$2,683,322	$2,898,533
Shareholders' Equity	$2,538,846	$2,748,106

		July 20, 2009
		(Inception)
	Six Months	Through
	Ended June 30,	December 31,
	2010	2009
Statement of Operations Data	(unaudited)	(audited)

Revenues	$1,565,623	$850,285
Cost of Revenue	$595,836	$221,155
General & Administrative Expense	$871,117	$377,590
Acquisition-related Costs	$-	$393,015
Stock Based Compensation	$172,130	$754,417
Depreciation and Amortization	$245,902	$140,490
Net (loss)	$(380,988)	$(1,073,956)
Net (Loss) per common share
basic and diluted	$(0.06)	$(0.17)

SELECTED FINANCIAL INFORMATION OF VALLEY

You are being provided the following financial information to assist you in your analysis of the financial aspects of the purchase of certain assets and operations of Valley Anesthesia Educational Programs, Inc. by Educational Investors, Inc. on August 20, 2009.  The financial results for the period after August 20, 2009 are consolidated with the consolidated financial statements of Florham Consulting Corp. and Subsidiaries.

Set forth below are unaudited balance sheet and statement of operations data of Valley Anesthesia Educational Programs, Inc. as of August 20, 2009 and for the period from January 1, 2009 through August 20, 2009 (audited) and for the years ended December 31, 2008 and 2007 (audited).  The selected financial information is only a summary and should be read in conjunction with Valley Anesthesia Educational Program, Inc.’s historical financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Valley Anesthesia Educational Program, Inc.” contained elsewhere in this proxy statement.  The information presented may not be indicative of future performance of Florham Consulting Corp. or the combined operations resulting from the Transactions.

	As of	As of	As of
	August 20,	December 31,	December 31,
	2009	2008	2007
Balance Sheet Data	(audited)	(audited)	(audited)

Working capital (deficiency)	$(218,486)	$(540,007)	$(549,931)
Total Assets	$348,864	$295,224	$346,960
Total Liabilities	$543,977	$817,780	$878,461
Shareholders' Equity	$(195,113)	$(522,556)	$(531,501)

	For the Period
	From January 1, 2009	Year Ended	Year Ended
	through August 20,	December 31,	December 31,
	2009	2008	2007
Statement of Operations Data	(audited)	(audited)	(audited)

Revenues	$923,903	$1,864,573	$1,705,541
Cost of Revenue	$196,502	$467,280	$448,736
General & Administrative Expense	$249,454	$660,118	$616,745
Depreciation and Amortization	$6,578	$10,422	$7,268
Net income	$475,043	$732,145	$632,792
Net income per common share - basic and diluted	$4,750.43	$7,321.45	$6,327.92

The Selected Financial Data for Valley as of December 31, 2005 and 2006 and for the years ended December 31, 2005 and 2006 is not available and is not being presented.  Because it was a privately owned company in 2005 and 2006 and that its financial statements were prepared on a cash basis of accounting during those periods, Valley was not required to prepare accrual basis financial statements.  The records required to recreate the necessary information to prepare financial statements on an accrual basis for such periods is not available and could not be provided without unreasonable effort and expense.  The omission of the Selected Financial Data as of and for the years ended December 31, 2005 and 2006 would not have a material impact on the reader’s understanding of the Company’s predecessor’s financial results and condition and related trends.

SELECTED FINANCIAL INFORMATION OF TRAINING DIRECT

You are being provided the following financial information to assist you in your analysis of the financial aspects of the acquisition of Training Direct, LLC on December 31, 2009. The financial results for the period after December 31, 2009 are consolidated with the consolidated financial statements of Florham Consulting Corp. and Subsidiaries.

Set forth below are the historical selected financial information derived from the audited balance sheets as of December 31, 2008, 2007, 2006 and 2005, and statement of operations data of Training Direct, LLC for the five years ended December 31, 2009 (audited).  The balance sheet data as of December 31, 2009 is included in the Florham Consulting Corp. and Subsidiaries consolidated balance sheet data.  The selected financial information is only a summary and should be read in conjunction with Training Direct, LLC’s historical financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Training Direct, LLC” contained elsewhere in this proxy statement.  The information presented may not be indicative of future performance of Florham Consulting Corp. or the combined operations resulting from the Transactions.  The selected financial balance sheet information as of December 31, 2009 is not presented as it is included in the consolidated financial statements of Florham.

	As of	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005
Balance Sheet Data	(audited)	(audited)	(audited)	(audited)	(audited)

Working capital	$-	$50,210	$40,802	$86,353	$80,202
Total Assets	$-	$130,402	$166,908	$226,926	$248,075
Total Liabilities	$-	$56,628	$76,047	$61,469	$59,581
Members' Equity	$-	$73,774	$90,861	$165,457	$188,494

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005
Statement of Operations Data	(audited)	(audited)	(audited)	(audited)	(audited)

Revenues	$1,149,489	$833,679	$651,602	$701,293	$658,153
Cost of Revenue	$623,106	$476,755	$401,583	$400,667	$250,898
General & Administrative Expense	$418,469	$337,933	$242,300	$299,132	$405,158
Depreciation and Amortization	$19,531	$29,241	$29,045	$29,188	$29,137
Net income (loss)	$86,192	$(10,250)	$(21,326)	$(27,680)	$(27,025)

Since Training Direct, LLC is not a corporation, no per share data has been included in the above selected financial information.

SELECTED PRO FORMA FINANCIAL INFORMATION

We have presented below the selected unaudited pro forma condensed consolidated financial data that reflects the result of the Transactions and is intended to provide you with a better picture of what our businesses might have looked like had they actually been combined.  The condensed consolidated financial data may have been different had they actually been combined.  The selected unaudited pro forma condensed consolidated financial data do not reflect the effect of cost savings that may result from the Transactions, and assumes that the operations of Valley Anesthesia Educational Programs, Inc. and Training Direct were acquired on January 1, 2009.  The selected pro forma financial information is only a summary and should be read in conjunction with the unaudited pro forma condensed combined financial statements contained elsewhere in this proxy statement.  The information presented may not be indicative of future performance of Florham Consulting Corp. or the combined company resulting from the Transactions.  You should not rely on the selected unaudited pro forma condensed consolidated financial data as being indicative of the historical results that would have occurred had the companies been combined or the future results that may be achieved after the Transactions.

The following unaudited pro forma summary financial information has been prepared assuming that the Transactions had occurred at the beginning of the applicable period for pro forma statements of operations data.

Year Ended
December 31,
Pro Forma Consolidated	2009
Statement of Operations Data	(unaudited)

Revenues	$2,923,677
Cost of Revenue	$1,040,763
General & Administrative Expense	$1,176,763
Acquisition-related Costs	$393,015
Stock Based Compensation	$1,098,678
Depreciation and Amortization	$497,170
Net (Loss)	$(1,396,575)
(Loss) per common share - basic and diluted	$(0.21)

COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE INFORMATION

The following selected unaudited pro forma per share information for the year ended December 31, 2009 reflects the Transactions as if they had occurred on January 1, 2009.

Such unaudited pro forma combined per share information is based on the historical financial statements of Florham Consulting Corp. and Subsidiaries and on available information and certain assumptions and adjustments as discussed in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” of this proxy statement.  This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position would have been had the Transactions been completed at the beginning of the period or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position.  The following should be read in connection with the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” and other information included in or incorporated by reference into this information statement.

Florham Consulting Corp. and Subsidiaries

Year Ended
December 31,
2009

Historical Per Common Share Data:
Basic net (loss) per share	$(0.17)
Diluted net (loss) per share	$(0.17)
Book Value per share as of the period end	$0.42

Pro Forma Combined Company

Year Ended
December 31,
2009

Unaudited Pro Forma Combined Per Common Share Data:
Basic net (loss) per share	$(0.21)
Diluted net (loss) per share	$(0.21)
Book Value per share as of the period end	$0.42

COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE INFORMATION

The following selected unaudited pro forma per share information for the six month period ended June 30, 2010 and for the year ended December 31, 2009 reflects the transactions as if they had occurred on January 1, 2009.  The unaudited pro forma net asset value per common share outstanding reflects the transactions as if they had occurred on December 31, 2009.

Such unaudited pro forma combined per share information is based on the historical financial statements of Florham Consulting Corp. and Subsidiaries and on available information and certain assumptions and adjustments as discussed in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” of this information statement.  This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position would have been had the transactions been completed at the beginning of the period or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position.  The following should be read in connection with the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” and other information included in or incorporated by reference into this information statement.

Florham Consulting Corp. and Subsidiaries

	Six Months	Year Ended
	Ended June 30,	December 31,
	2010	2009

Historical Per Common Share Data:
Basic net (loss) per share	$(0.06)	$(0.17)
Diluted net (Loss) per share	$(0.06)	$(0.17)
Book Value per share as of the period end	$0.34	$0.42

Pro Forma Combined Company

Year Ended
December 31,
2009

Unaudited Pro Forma Combined Per Common share Data:
Basic net (loss) per share	$(0.21)
Diluted net (Loss) per share	$(0.21)
Book Value per share as of the period end	$-

PRICE RANGE OF SECURITIES AND DIVIDENDS

FLORHAM

The common stock was approved for quotation on the Over–the-Counter Bulletin Board on April 28, 2008 under the symbol “FHMS”.

The following table sets forth the quarterly high and low bid prices for the common stock for the last two fiscal years. The prices set forth below represent inter-dealer quotations, without retail markup, markdown or commission and may not be reflective of actual transactions.

Fiscal Quarter	High	Low
Quarter ended June 30, 2008*	$2.25	$1.25
Quarter ended September 30, 2008	$1.25	$1.01
Quarter ended December 31, 2008	$1.10	$1.01
Quarter ended March 31, 2009	$1.01	$0.16
Quarter ended June 30, 2009	$0.35	$0.16
Quarter ended September 30, 2009	$0.26	$0.16
Quarter ended December 31, 2009	$1.50	$1.50
Quarter ended March 31, 2010	$3.50	$1.50
Quarter ended June 30, 2010	$2.50	$2.00

*From April 28, 2008 through the fiscal quarter ended June 30, 2008.

Number of Shareholders

As of September 20, 2010, there were 7,567,656 shares of our common stock issued and outstanding, of which 179,641 shares are held in escrow and are subject to earnout provisions, and approximately 122 holders of record of our common stock. This number excludes any estimate by us of the number of beneficial owners of shares held in street name, the accuracy of which cannot be guaranteed.  The transfer agent for our common stock is American Stock Transfer & Trust Co. LLC, 59 Maiden Lane, New York, N.Y. 10038.

Dividends

We have never declared or paid dividends on our common stock.  We intend to retain earnings, if any, to support the development of our business and therefore do not anticipate paying cash dividends for the foreseeable future.  Payment of future dividends, if any, will be at the discretion of our board of directors after taking into account various factors, including current financial condition, operating results and current and anticipated cash needs.

Post-Reverse Merger Payment of Dividends. The payment of dividends by the combined company in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to the completion of the acquisition. The payment of any dividends subsequent to that time will be within the discretion of the board of directors serving at that time.

THE EII GROUP

Educational Investors, Inc.

Historical market price information regarding EII’s equity securities is not provided because there is no public market for such equity securities.

Prior to the Reverse Merger, EII had 16,666,667 shares of common stock outstanding held by 2 holders.

EII has not paid any dividends on its equity securities since inception.

Valley Anesthesia Educational Programs, Inc.

Historical market price information regarding Valley’s equity securities is not provided because there is no public market for such equity securities.

Prior to the purchase of certain assets and operations of Valley by Valley Anesthesia, Inc., Valley had 100 shares of common stock outstanding held by 2 holders.

Valley has not paid any dividends on its equity securities since inception.

Training Direct, LLC

Historical market price information regarding Training Direct’s equity securities is not provided because there is no public market for such equity securities.

Prior to the Reverse Merger, Training Direct had membership interests outstanding held by 4 holders.

Training Direct has not paid any dividends or distributions on its membership interests since inception.

FORWARD-LOOKING STATEMENTS

This information statement contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “is expected to,” “anticipate,” “aim,” “contemplate,” “believe,” “estimate,” “intend,” “plan” ”is/are likely to” and “continue” or similar words. You should read statements that contain these words carefully because they: discuss future expectations; contain projections of future results of operations or financial condition; or state other “forward-looking” information.

The forward-looking statements contained in this information statement are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments will be those that they have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of management) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include those factors described under the heading “Risk Factors.” Specifically, some factors that could cause actual results to differ include:

•	if we are not able to continue to successfully recruit and retain our students, we will not be able to sustain our revenue growth rate;
•	we are subject to risks relating to tuition pricing, which could have a material adverse affect on our financial results;
•
our financial performance depends, in part, on our ability to keep pace with changing market needs and technology; if we fail to keep pace or fail in implementing or adapting to new technologies, our business may be adversely affected;

•	we are subject to risks relating to our information technology, system applications and security systems, which could have a material adverse affect on our financial results;
•	future acquisitions may have an adverse effect on our ability to manage our business;
•	if regulators do not approve our domestic acquisitions, the acquired schools’ state licenses, accreditation, and ability to participate in Title IV programs (if applicable) may be impaired;
•	if regulators do not approve or delay their approval of transactions involving a change of control of our company, our state licenses and accreditation may be impaired;
•
if any regulatory audit, investigation or other proceeding finds us not in compliance with the numerous laws and regulations applicable to the postsecondary education industry, we may not be able to successfully challenge such finding and our business could suffer;

•	if we fail to maintain any of our state authorizations, we would lose our ability to operate in that state;
•
government regulations relating to the Internet could increase our cost of doing business, affect our ability to grow or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows;

•	our success depends on attracting and retaining qualified personnel;
•	we may not be able to adequately protect our intellectual property, and we may be exposed to infringement claims by third parties;
•	we may be subject to infringement and misappropriation claims in the future, which may cause us to incur significant expenses, pay substantial damages and be prevented from providing our services;
•	our limited operating history and the unproven long-term potential of our business model make evaluating our business and prospects difficult;
•	we need additional capital and may not be able to obtain such capital on acceptable terms;
•	our business may be adversely affected by a further economic slowdown in the U.S. or abroad or by an economic recovery in the U.S.;
•	we may not be able to sustain our recent growth rate or profitability, and we may not be able to manage future growth effectively;
•	insiders have substantial control over us, and they could delay or prevent a change in our corporate control even if our other stockholders wanted it to occur;
•	there may not be sufficient liquidity in the market for our securities in order for investors to sell their securities;

•	the market price of our common stock may be volatile;
•	the outstanding convertible securities may adversely affect us in the future and cause dilution to existing shareholders;
•	our common stock may be considered a “penny stock” and may be difficult to sell; and
•	we have not paid dividends in the past and do not expect to pay dividends in the future, and any return on investment may be limited to the value of our stock.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Except to the extent required by applicable laws and regulations, the Company does not undertake any obligation to update these forward-looking statements to reflect events or circumstances after the date of this information statement or to reflect the occurrence of unanticipated events.

All forward-looking statements included in this information statement attributable to us, or to any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent that applicable laws and regulations require, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this information statement or to reflect the occurrence of unanticipated events.

THE REVERSE MERGER

Reverse Merger

Our Board of Directors, by written consent dated as of December 23, 2009, approved the Reverse Merger and the consummation of the transactions contemplated in the Merger Agreement. Prior to the consummation of the Reverse Merger, on December 23, 2009, David Stahler, the former sole officer and director of the Company, solicited consents from a majority of the then stockholders via electronic mail, facsimile and telephone seeking approval of the Reverse Merger and the consummation of the transactions contemplated in the Merger Agreement. However, as set forth below, (a) shareholder approval of the Reserve Merger consummated in December 2009 was not required under the laws of the State of Delaware as a precondition to consummation of such transaction, and (b) as a result we have amended this statement to limit the items to approval for the Name Change, the Share Capital Increase and the 2009 Stock Incentive Plan.

The Reverse Merger was structured as a “reverse triangular merger” in which the Company, as a public shell company, formed a wholly-owned merger subsidiary in the State of Delaware on December 16, 2010 named EII Acquisition Corp. (“Mergerco”).  Pursuant to the Agreement and Plan of Merger dated as of December 16, 2009 (the “Merger Agreement”), Mergerco was merged with and into Educational Investors, Inc., a private Delaware corporation (“EII”), with EII as the surviving corporation of the Reverse Merger.  Each of EII and Mergerco were the “constituent corporations” (as defined in the Delaware General Corporation Law) to the Reverse Merger.  Pursuant to the Merger Agreement, the Company issued the merger consideration (its common stock and preferred stock) to the stockholders of EII in the Reverse Merger. As a result of such merger, EII (as the surviving entity of the constituent corporations) became a wholly-owned subsidiary of the Company.  On December 28, 2009, a Certificate of Merger of Domestic Corporations was filed with the Secretary of State of the State of Delaware, effective as of December 31, 2009.

Although as set forth above the Company elected to obtain consents to the merger from holders of a majority of the then outstanding Company shares, neither such consents nor any other Company shareholder approvals were required as a pre-condition to the valid consummation of the Reverse Merger in December 2009.  The Company was not a constituent corporation to the Reverse Merger and neither the Company’s existence, certificate of incorporation, or authorized common stock was affected by the Reverse Merger of Mergerco with and into EII.  Pursuant to well settled Delaware law, the approval of a corporation’s shareholders would not be required as a condition to the valid consummation of a reverse triangular merger, so long as the shares of common stock and preferred stock issued by the Company as consideration for the acquisition of the target company (EII, in our case) had been previously authorized under the Company’s certificate of incorporation.  As the Company had a sufficient number of authorized shares of common stock and preferred stock to issue to the EII stockholders in order to consummate the reverse triangular merger transaction between EII and Mergerco, the directors of the Company had both the statutory and certificate of incorporation authority to issue such shares for any permissible corporate purpose, such as the EII acquisition.  In substance, Delaware treats reverse triangular merger transactions in the same manner as though the Company had issued from its authorized and previously unissued common stock, additional shares directly to the stockholders of EII in exchange for 100% of the EII shares.

Approval of the Reverse Merger by the stockholders of EII was required and was obtained.  In addition, shareholder approval was required from the sole stockholder of Mergerco, which in this case was the Company itself.  In such connection, on December 23, 2009, the board of directors of the Company approved of the Reverse Merger and the consummation of the transactions contemplated thereby by unanimous written consent.

Based upon the foregoing, since approval of the Company’s shareholders was not required for the Reverse Merger, it was permissible for the Reverse Merger to be consummated and effective on December 31, 2009.  Accordingly, on December 31, 2009, the parties to the Merger Agreement deemed all closing conditions to be satisfied and accordingly, the Reverse Merger was consummated.

This statement to be submitted to the shareholders of the Company is only required to provide notice to shareholders of record that majority shareholder approval was obtained for the Name Change, the Share Capital Increase and the 2009 Stock Incentive Plan – not the Reverse Merger itself.

Material Terms of the Reverse Merger

The following summary of the material provisions of the Reverse Merger is qualified by reference to the complete text of the Merger Agreement (as defined below), a copy of which has been included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2010 and incorporated herein by reference. All shareholders are encouraged to read such agreement in its entirety for a more complete description of the terms and conditions of the Reverse Merger.

Such agreement contains representations and warranties that Florham, EII, and the other parties thereto have made to one another for the benefit of these parties only, and may not be relied upon by any other person. The assertions embodied in the representations and warranties contained in such agreement are qualified by information in disclosure schedules to such agreement, if applicable. While we do not believe that the disclosure schedules contain information that we are required to disclose according to any applicable securities laws, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in such agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important part to the underlying disclosure schedules. The disclosure schedules contain nonpublic information. Information concerning the subject matter of the representations and warranties may have changed since the date of such agreement, and subsequent information may or may not be fully reflected in our public disclosures.

The Agreement and Plan of Merger

On December 16, 2009, Florham executed the Merger Agreement among Florham, Mergerco, EII and its security holders, Sanjo Squared, LLC, Kinder Investments, LP, Joseph Bianco and Anil Narang (collectively, the “EII Securityholders”) pursuant to which Mergerco was merged with and into EII, with EII as the surviving corporation of the merger (the “Reverse Merger”), as a result of which EII became a wholly-owned subsidiary of Florham. Under the terms of the Merger Agreement, the EII Securityholders received (i) an aggregate of 6,000,000 shares of Florham's Common Stock, (ii) options to acquire 2,558,968 additional shares of Florham’s Common Stock, fifty percent (50%) of which have an initial exercise price of $0.41 per share and fifty percent (50%) of which have an initial exercise price of $0.228 per share, subject to certain performance targets set forth in the Merger Agreement, and (iii) 250,000 shares of Florham’s Series A Preferred Stock, with each share of Florham's Series A Preferred Stock automatically convertible into 49.11333 shares of Florham's Common Stock upon the filing by Florham of an amendment to its certificate of incorporation which increases the authorized shares of Florham's Common Stock to at least 50,000,000. For a more complete description of the terms of the Series A Preferred Stock, see “Description of Securities” in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2010 and incorporated herein by reference.

It is pursuant to the Merger Agreement that we agreed to effect the certain corporate actions discussed herein.

EII was incorporated in the State of Delaware on July 20, 2009 for the purpose of acquiring vocational, training and technical schools, with an initial emphasis on the health care and medical industries. EII’s wholly-owned subsidiary, Valley Anesthesia, Inc., was incorporated on July 15, 2009 in the State of Delaware and has its corporate offices located in New York, New York. Effective August 20, 2009, Valley Anesthesia, Inc. purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. for an aggregate purchase price of $3,838,215, plus certain contingent payments which are subject to the achievement of predetermined operating milestones. EII, through Valley, provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.   EII’s wholly-owned subsidiary, Training Direct, LLC, was organized as a limited liability company in the State of Connecticut on January 7, 2004. Through its Training Direct subsidiary, EII provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries.

Until consummation of the Reverse Merger, Florham was a publicly reporting Delaware corporation offering Internet professional services, including providing its clients with an integrated set of strategic creative and technology services that enable such clients to effect and maximize their Internet business.  These services helped Florham’s clients create and enhance relationships with their customers, staff, business partners and suppliers. Prior to the Reverse Merger, Florham’s strategic services included advising clients on developing business models for their Internet activities, identifying opportunities to improve operational efficiencies through online opportunities and planning for the operations and organization necessary to support an online business. Florham’s creative services included developing graphic designs and Web sites for its clients. Florham’s technology services included recommending and installing appropriate hardware and software networks to enable online sales, support and communication. Florham also managed the hosting of clients' websites in certain cases. As a result of the Reverse Merger, Florham will carry out the business and operations of the EII group.

At the closing of the Reverse Merger, all present officers of Florham have resigned and Joseph Bianco was appointed as the Chief Executive Officer of the Company, Anil Narang was appointed as the President and Chief Operating Officer of the Company, and Kellis Veach was appointed as the Chief Financial Officer and Secretary of the Company. In addition, our sole director resigned and Joseph Bianco, Anil Narang, Dov Perlysky, Howard Spindel and David Cohen were appointed as Directors of the Company, with such resignation and appointments effective on January 22, 2010, which represents the tenth day after mailing our Information Statement on Schedule 14f-1 to our shareholders of record.

Pursuant to the terms of the Reverse Merger, Florham has agreed to cause (i) the shares of Common Stock issued and outstanding prior to the effective time of the Reverse Merger; and (ii) 930,000 shares of Common Stock issuable upon exercise of warrants expiring on June 30, 2016 at an exercise price of $0.05 per share, to be registered for resale under the Securities Act of 1933 as soon as practicable following the effective time of the Reverse Merger.

As a result of the Reverse Merger, we believe we are no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Representations and Warranties

The Merger Agreement contains representations and warranties of EII and the EII Securityholders, and of Florham, relating to, among other things (a) organization and good standing: ownership of shares; (b) capitalization; (c) financial statements, books and records; (d) access to records; (e) material adverse changes; (f) taxes; (g) compliance with laws; (h) insurance; (i) actions and proceedings; (j) tangible assets; and (k) brokers or finders.

Covenants and Agreements

The Merger Agreement contains covenants and agreements of EII and the EII Securityholders, and of Florham, to use their best efforts to, among other things: (a) cause the shares of Common Stock issued and outstanding prior to the effective time of the Reverse Merger, and 930,000 shares of Common Stock issuable upon exercise of warrants expiring on June 30, 2016 at an exercise price of $0.05 per share, to be registered for resale under the Securities Act of 1933 as soon as practicable following the effective time of the Reverse Merger; (b) cause the board of directors of the Company to consist of 5 persons, all of whom shall be designated by the EII Securityholders; (c) approve the establishment of the 2009 Plan; and (d) consent to the Reverse Merger and the transactions contemplated by the Merger Agreement.

Conditions to Closing

The closing of the transactions contemplated by the Merger Agreement were subject to a number of conditions including, without limitation, completion of due diligence, approval of the Merger Agreement by the Boards of Directors of EII and Florham and the prior or simultaneous closing of the Purchase Agreement. On December 31, 2009, the parties to the Merger Agreement deemed all closing conditions to be satisfied and accordingly, the Reverse Merger was consummated.

Termination of the Merger Agreement

If the closing of the Reverse Merger did not occur by the close of business on March 31, 2010, the transactions contemplated by the Merger Agreement could have been terminated and/or abandoned by any party thereto by written notice to such effect to the other parties thereto, unless the reason for the closing of the Reverse Merger having not occurred is (i) such terminating party’s willful breach of the provisions of the Merger Agreement, or (ii) assuming all conditions to closing have been satisfied or waived in writing, such terminating party fails or otherwise refuses to close the transactions contemplated by the Merger Agreement.

Lock-Up Agreements

Pursuant to certain lock-up agreements entered into on December 31, 2009, all of the Florham shares of Common Stock owned or to be owned by the management shareholders (directly or indirectly) are restricted from public or private sale for a period of twelve months following the effective date of the Reverse Merger (December 31, 2010).

Assignment and Assumption Agreements

On December 31, 2009, Florham entered into certain Assignment and Assumption Agreements with EII, Joseph Bianco, Anil Narang and Kellis Veach under which EII assigned to Florham all of EII’s rights, title and interest, and delegated all of its obligations and liabilities, to each of the Bianco, Narang and Veach Employment Agreements to Florham. In addition, Florham assumed all covenants, agreements, and other obligations to be performed by EII under the Bianco, Narang and Veach Employment Agreements, and Messrs Bianco, Narang and Veach each consented to the Assignment and Assumption Agreement applicable to him. For a complete description of the Bianco, Narang and Veach Employment Agreements, see the discussion beginning on page 95 of this information statement.

Management and Director/Consultant Stock Option Agreements

On December 31, 2009, we entered into certain management and director/consultant stock option agreements.  The terms of such stock options are set forth in this Statement under the heading “2009 Plan – Awards Granted”.

Public Announcements

The parties with respect to each of Reverse Merger cooperated with one another in making public announcements concerning the transactions contemplated by the Merger Agreement.

Our Company after the Reverse Merger

For a chart which sets forth our organizational structure after the Reverse Merger, see page 3 of this information statement.

Background and Events Leading up to the Merger

The terms of the Reverse Merger were the result of arms’ length negotiations between our representatives and representatives of EII.

EII was introduced to Florham by Mr. Dov Perlysky.  Mr. Perlysky is a director of EII and also is the managing member of the General Partner of Kinder Investments LP, which is a shareholder of EII.  Mr. Perlysky is also a minority shareholder of Florham.

Mr. Perlysky met with Mr. David Stahler, Florham’s former President, Treasurer, Secretary and Sole Director, at Mr. Stahler’s home on September 8, 2009 and September 21, 2009, to tell him about EII and its aspirations to merge with a public company.  During the week of October 19, 2009, Mr. Perlysky, on behalf of Mr. Stahler, had a phone conversation with Anil Narang, President of EII, and Joseph J. Bianco, Chairman of EII, to discuss a possible Reverse Merger transaction between EII and Florham.

On November 23, 2009, the parties executed a non-binding letter of intent in connection with the proposed terms of the Reverse Merger transaction.

On December 16, 2009, we filed a certificate of incorporation for Mergerco with the Secretary of State of the State of Delaware.

On December 16, 2009, we executed the Merger Agreement with Mergerco, EII and the EII Securityholders.

On December 23, 2009 and December 31, 2009, respectively, our Board of Directors consented in writing to approve (i) the Merger Agreement and the transactions contemplated therein, including, without limitation, the Reverse Merger, (ii) the Name Change; (iii) the Share Capital Increase; and (iv) the 2009 Plan.

On December 23, 2009, we filed the Certificate of Designation, Preferences and Rights to our Series A Convertible Preferred Stock with the Secretary of State of the State of Delaware.

On December 24, 2009, the Board of Directors of EII consented in writing to approve the Merger Agreement and the transactions contemplated therein, including, without limitation, the Reverse Merger.

On December 28, 2009, we filed a Certificate of Merger with the Secretary of State of the State of Delaware pursuant to which Mergerco was merged with and into EII, with EII as the surviving corporation of the merger, effective as of December 31, 2009.

On December 31, 2009, David Stahler resigned as our President, Treasurer and Secretary, effective immediately, and tendered his resignation as our Sole Director effective on the 10th day following the mailing of our Information Statement on Schedule 14f-1 to our shareholders of record.

On December 31, 2009, an aggregate of 6,000,000 shares of Florham's Common Stock and an aggregate of 250,000 shares of Florham’s Series A Preferred Stock were issued to the EII Securityholders.

On December 31, 2009, we executed certain agreements contemplated by the Merger Agreement, including, without limitation (i) Assignment and Assumption Agreements related to the Employment Agreements of each of Joseph J. Bianco, Anil Narang and Kellis Veach; and (ii) certain Management and Director/Consultant Stock Option Agreements.

On December 31, 2009, the parties to the Merger Agreement deemed all closing conditions to be satisfied and the Reverse Merger was consummated.

On January 7, 2010, we filed our Current Report on Form 8-K.

On January 11, 2010, we filed our Information Statement on Schedule 14f-1, and mailed such Information Statement to our shareholders of record on January 12, 2010.

Board Consideration and Approval

In order to enable the board of directors to ascertain the reasonableness of the range of consideration negotiated, we conducted a due diligence review of the EII group that included industry analysis, their existing business models, valuation analysis and financial projections. While no single factor determined the final agreed upon consideration for the Reverse Merger, our board of directors, among other things, reviewed various industry and financial data, including certain valuation analyses and other information compiled by us, in order to determine that the consideration paid in connection with the Reverse Merger was reasonable and that the Reverse Merger was in the best interests of our shareholders.

Our Reasons for the Reverse Merger

Our board of directors concluded that the Reverse Merger was fair to, and in the best interests of, the Company and that the consideration paid in the Reverse Merger was fair to the Company. The Company’s management conducted a due diligence review of the EII group that included an industry analysis, an evaluation of the existing business and operations of the EII group, a valuation analysis and financial projections in order to enable the board of directors to evaluate the business and financial condition and prospects of the EII group.

Our board of directors considered a wide variety of factors in connection with its evaluation of the Reverse Merger. In light of the complexity of those factors, the board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision.

In considering the Reverse Merger, our board of directors gave considerable weight to the following favorable factors:

•           Experienced EII group management team - entrepreneurial management team with proven track record of launching and/or acquiring, growing, and operating vocational, training and technical schools in regulated environments;

•           Additional growth opportunities -  the potential to take advantage of opportunities to acquire established vocational, training and technical schools in the current economic environment;

•           Income from the EII group - the ability to use the income generated from the assets of the EII group to provide a steady and constant stream of regulatory and other capital; and

•           Barriers to entry - steady long-term growth trajectory of regulatory compliance requirements and highly specialized skill sets required, provide significant obstacles to entry and competition.

Our board of directors believes the above factors strongly supported its determination and recommendation to consummate the Reverse Merger. Our board of directors did, however, consider the following potentially negative factors, among others, including the risk factors set forth beginning on page 69 of this information statement:

•           The EII group is subject to risks relating to enrollment of students.  If the EII group is not able to continue to successfully recruit and retain its students, it will not be able to sustain its revenue growth rate;

•           The EII group is subject to risks relating to its information technology, system applications and security systems, which could have a material adverse affect on its financial results;

•           Future acquisitions may have an adverse effect on the EII group’s ability to manage its business;

•           If the EII group fails to maintain any of its state authorizations, the EII group would lose its ability to operate in that state; and

•           If regulators do not approve the EII group’s domestic acquisitions, the acquired schools’ state licenses, accreditation, and ability to participate in Title IV programs (if applicable) may be impaired.

Conclusion of Our Board of Directors

After careful consideration of all relevant factors, our board of directors determined that the Reverse Merger was fair to and in the best interests of our company and our shareholders.

The foregoing discussion of the information and factors that our board of directors has considered is not meant to be exhaustive, but includes the material information and factors that it has considered. In view of the wide variety of factors considered in connection with its evaluation of the transactions contemplated by the Reverse Merger and the complexity of these matters, our board of directors did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to these factors, and they did not undertake to make any specific determination as to whether a particular factor, or aspect of a particular factor, was favorable or unfavorable to his ultimate determination. Our board of directors conducted an overall analysis of the factors described above, including discussions with our outside consultants, legal counsel and other advisors, any of whom may have given different weight to different factors.

Dissenter’s Rights

Pursuant to the Delaware General Corporation Law, stockholders of our Common Stock were not entitled to dissenters' rights of appraisal with respect to the Reverse Merger.

Material U.S. Federal Income Tax Consequences of the Reverse Merger

The following discussion describes the material United States federal income tax consequences of the Reverse Merger applicable to the EII Common Stockholders. This discussion does not purport to consider all aspects of United States federal income taxation that may be relevant to EII Securityholders. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"); U.S. Treasury Regulations (whether final, temporary, or proposed); IRS rulings and official pronouncements; and judicial decisions, all as in effect and available, as of the date of this Information Statement. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation (including, but not limited to, changes in rates of taxation) that, if enacted, could be applied at any time, including on a retroactive basis.

This discussion applies only to EII Common Stockholders who hold their shares as capital assets within the meaning of Section 1221 of the Code and does not apply to the following:

•	stockholders who received their shares of EII common stock from the exercise of employee stock options or similar securities or otherwise as compensation;

•
stockholders who hold their shares of EII common stock or EII options as part of a "straddle," "hedge," "conversion transaction," "synthetic security", “constructive sale” or other integrated investment;

•
stockholders who are financial institutions, insurance companies, tax-exempt organizations, dealers or traders in securities, regulated investment companies, real estate investment trusts  and stockholders subject to the alternative minimum tax;

•	stockholders whose functional currency is not the United States dollar; or

•	stockholders who, for United States federal income tax purposes, are non-resident alien individuals, foreign corporations, foreign partnerships, foreign estates or foreign trusts.

This discussion also does not consider the effect of any foreign, state or local laws or any United States federal laws other than those pertaining to the income tax.  This discussion also does not consider any income tax effects associated with the ownership, receipt or exchange or options or preferred shares. Accordingly, you should consult your own tax advisor to determine the tax effect to you of the Reverse Merger, including the application and effect of foreign or United States federal, state, local or other tax laws.

Circular 230 Disclosure

ANY STATEMENT MADE HEREIN REGARDING ANY U.S. FEDERAL TAX ISSUE IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR PURPOSES OF AVOIDING ANY PENALTIES. ANY SUCH STATEMENT HEREIN IS WRITTEN TO SUPPORT THE MARKETING OR PROMOTION OF THE ARRANGEMENT. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (“IRS”) has been requested, or will be obtained, regarding the U.S. federal income tax consequences arising from and relating to the Reverse Merger. This summary is not binding on the IRS, and because the authorities on which this summary is based are subject to various interpretations, the IRS or the U.S. courts could disagree with one or more of the positions discussed in this summary.

Tax Consequences of the Reverse Merger

Assuming the Reverse Merger is consummated in the manner described in this Statement and in accordance with the Merger Agreement, the Company believes the Reverse Merger should qualify as a "reorganization" within the meaning of Section 368(a) of the Code. The following discussion sets forth the United States federal income tax consequences to EII Common Stockholders of the qualification of the Reverse Merger as a "reorganization" within the meaning of Section 368(a) of the Code.

Receipt of Florham Common Stock

An EII Common Stockholder who receives shares of Florham common stock in exchange for shares of EII common stock should not recognize gain of loss on that exchange.  The aggregate adjusted tax basis of Florham common stock received will equal the EII stockholder's aggregate adjusted tax basis in the shares of EII common stock surrendered in the Reverse Merger.  The holding period of the Florham common stock received in the Reverse Merger will include the holding period of the EII common stock surrendered in the Reverse Merger. If a EII stockholder has differing tax bases and/or holding periods with respect to the stockholder’s shares of EII common stock, the stockholder should consult with a tax advisor in order to identify the tax bases and/or holding periods of the particular shares of Florham common stock that the stockholder receives.

Material Federal Income Tax Consequences to EII and Florham

Neither EII nor Florham should recognize gain or loss as a result of the Reverse Merger.

Tax Consequences If the Reverse Merger Does Not Qualify as a Reorganization Under Section 368(a) of the Code

If the IRS determines that the Reverse Merger does not qualify as a reorganization within the meaning of Section 368(a) of the Code and that determination is upheld, the EII Common Stockholders would be required to recognize gain or loss, with respect to each share of EII common stock surrendered in the Reverse Merger in an amount equal to the difference between (a) the sum of the fair market value of any Florham common stock and any other consideration received in exchange for the EII common stock and (b) the tax basis of the share of EII common stock surrendered in exchange therefor. Such gain or loss will be long-term capital gain or loss if such stockholder held the EII common stock for more than one year, and will be short-term capital gain or loss if such stockholder held the EII common stock for less than one year. The amount and character of gain or loss will be computed separately for each block of EII common stock that was purchased by the holder in the same transaction. An EII stockholder's aggregate tax basis in the Florham common stock received in the Reverse Merger would in this case be equal to its fair market value at the time of the closing of the Reverse Merger, and the holding period for the EII common stock would begin the day after the closing of the Reverse Merger.

Backup Withholding and Information Reporting

Payments in connection with the Reverse Merger may be subject to “backup withholding” at a rate of 28%, if a EII Common Stockholder (a) fails to furnish a correct U.S. taxpayer identification number (generally on Form W-9); (b) furnishes an incorrect U.S. taxpayer identification number; (c) is notified by the IRS that such shareholder has previously failed to properly report items subject to backup withholding tax; or (d) fails to certify, under penalty of perjury, that such shareholder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such shareholder that it is subject to backup withholding tax.  However, corporations generally are excluded from these information-reporting and backup withholding tax rules. Backup withholding is not an additional U.S. federal income tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against an EII Common Stockholder’s U.S. federal income tax liability, if any, or will be refunded to the extent it exceeds such liability, if such shareholder furnishes required information to the IRS. An EII Common Stockholder that does not provide a correct U.S. taxpayer identification number may be subject to penalties imposed by the IRS. Each EII Common Stockholder should consult its own U.S. tax advisor regarding the information reporting and backup withholding tax rules.

Accounting Treatment of the Reverse Merger

The Reverse Merger transaction was a tax-free reorganization. For accounting purposes, EII is deemed to be the acquirer in the Reverse Merger. Consequently, the assets and liabilities and the historical operations reflected in the financial statements are those of EII and are recorded at the historical cost basis of EII.

Regulatory Matters

The Reverse Merger was not subject to any state or federal regulatory requirements in the U.S. other than pursuant to the Securities Exchange Act of 1934.  In connection with the completion of the Reverse Merger, there were no additional consents, approvals, authorizations or permits of, or filings with or notifications to, any merger control authority or other government authority in any jurisdiction.

THE NAME CHANGE

Our Board of Directors, by written consent dated as of May 19, 2010, approved changing our corporate name from “Florham Consulting Corp.” to “Oak Tree Educational Partners, Inc.” (hereinafter, the “Company”); shareholders owning 89.5% of our outstanding shares of Common Stock approved the Name Change by written consent on May 19, 2010.  The following shareholders, holding an aggregate of 6,000,500 shares constituting 89.5% of our 6,705,622 shares of outstanding Common Stock, voted in favor of the Name Change:

Name	Number of Shares
Kinder Investments, L.P. (1)	3,600,500
Sanjo Squared, LLC (2)	2,400,000
TOTAL:	6,000,500

(1) The General Partner of Kinder Investments, L.P. is Nesher, LLC. The person having voting, dispositive or investment powers over Nesher is Dov Perlysky, Managing Member. Mr. Perlysky is a member of the Company’s board of directors and therefore, Kinder is a beneficial owner and affiliate of the Company.

(2) The persons sharing voting, dispositive or investment powers over Sanjo Squared, LLC (50% each) are Joseph J. Bianco and Anil Narang, Managers. Mr. Bianco is the Chief Executive Officer and Chairman of the Board of Directors of the Company and Mr. Narang is the President, Chief Operating Officer and a member of the Board of Directors of the Company. Accordingly, Sanjo is a beneficial owner and affiliate of the Company.

Kinder and Sanjo proposed to execute, and on May 19, 2010 entered into, shareholder consents approving the Name Change and such consents did not constitute a solicitation on behalf of the Company.

Management believes that changing our name to Oak Tree Educational Partners, Inc. will bring us greater exposure and name recognition because the new name will more accurately describe our business. The determination by our existing board of directors and majority shareholders (Kinder and Sanjo) in May 2010 to approve our name change to Oak Tree Educational Partners, Inc. was made independently of the proposed merger agreement and related transaction with Culinary Tech Center LLC and Professional Culinary Institute LLC and its affiliates (the “Culinary Group Acquisition”), and was in no way related to such proposed Culinary Group Acquisition.  In addition, consummation of such Culinary Group Acquisition is subject to certain conditions, including the Company obtaining external financing and the approval of the New York State Department of Education. Our proposed Culinary Group Acquisition is described on page 5 of this statement.

We will file an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Name Change, to be effective on the Effective Date.  The text of the Amended and Restated Certificate of Incorporation is set forth in Exhibit A, annexed hereto.  The text of the Amended and Restated Certificate of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to correctly identify the Company’s new name. We will need a new Over-the-Counter Bulletin Board trading symbol and CUSIP number upon our Name Change.  We will report our new symbol and CUSIP number in a Current Report on Form 8-K once they are established.

THE SHARE CAPITAL INCREASE

As of the Record Date, 6,705,622 shares of Common Stock are outstanding, of which 179,641 shares are held in escrow subject to future earnings attainment, and 250,000 shares of Series A Preferred Stock are outstanding, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Common Stock for each share of Series A Preferred Stock (an aggregate of 12,278,333 shares of Common Stock) automatically upon the filing by the Company of its Amended and Restated Certificate of Incorporation effecting the Share Capital Increase.  In addition, we have outstanding 5-year options to purchase an aggregate of 3,436,328 shares of Common Stock and outstanding warrants to purchase 52,000 shares of Common Stock. On June 1, 2010, holders of warrants to purchase an aggregate of 878,000 shares of our common stock exercised such warrants on a cashless basis pursuant to which we issued an aggregate of 862,034 shares to such holders. Moreover, on June 30, 2010, we consummated a private offering with two accredited investors and/or qualified institutional buyers pursuant to which we sold and issued to the investors warrants to purchase an aggregate of 70,500 shares of our common stock at an exercise price of $0.50 per share, subject to certain adjustments as set forth therein, beginning on June 30, 2010 through June 30, 2015.

The principal purpose of the Amended and Restated Certificate of Incorporation increasing our authorized Common Stock is to permit the conversion of the Series A Preferred Stock and other convertible securities, and to make available additional shares of our capital stock if our Board of Directors determines that it is necessary or appropriate to permit future stock dividends or stock splits or to issue additional shares to raise capital through the sale of securities, to acquire one or more other companies or their businesses or assets, to establish strategic relationships, to provide equity incentives to employees, officers, or directors or to pursue other matters.

Our Board of Directors, by written consent dated as of December 23, 2009, approved increasing our authorized capital to 50,000,000 shares of Common Stock; shareholders owning 89.5% of our outstanding shares of Common Stock approved the increase by written consent on May 19, 2010. The following shareholders, holding an aggregate of 6,000,500 shares constituting 89.5% of our 6,705,622 shares of outstanding Common Stock, voted in favor of the Share Capital Increase:

Name	Number of Shares
Kinder Investments, L.P. (1)	3,600,500
Sanjo Squared, LLC (2)	2,400,000
TOTAL:	6,000,500

(1) The General Partner of Kinder Investments, L.P. is Nesher, LLC. The person having voting, dispositive or investment powers over Nesher is Dov Perlysky, Managing Member. Mr. Perlysky is a member of the Company’s board of directors and therefore, Kinder is a beneficial owner and affiliate of the Company.

(2) The persons sharing voting, dispositive or investment powers over Sanjo Squared, LLC (50% each) are Joseph J. Bianco and Anil Narang, Managers. Mr. Bianco is the Chief Executive Officer and Chairman of the Board of Directors of the Company and Mr. Narang is the President, Chief Operating Officer and a member of the Board of Directors of the Company. Accordingly, Sanjo is a beneficial owner and affiliate of the Company.

Kinder and Sanjo proposed to execute, and on May 19, 2010 entered into, shareholder consents approving the Share Capital Increase and such consents did not constitute a solicitation on behalf of the Company.

The determination by our existing board of directors and majority shareholders (Kinder and Sanjo) to approve the share capital increase was made independently of the proposed Culinary Group Acquisition, and was in no way related to such proposed Culinary Group Acquisition. In addition, consummation of such Culinary Group Acquisition is subject to certain conditions, including the Company obtaining external financing and the approval of the New York State Department of Education. Our proposed Culinary Group Acquisition is described on page 5 of this statement.

To the extent that additional authorized shares are issued in the future, such issuance may decrease our existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders. The holders of our Common Stock have no preemptive rights. The increase in our authorized capital will not have any immediate effect on the rights of our existing stockholders.

We currently have no plans to issue the additional authorized shares other than shares issuable (i) upon conversion of the existing Series A Preferred Stock, options and warrants (if converted and/or exercised); and (ii) as consideration for our proposed acquisition of the Culinary Group, as discussed beginning on page 5 of this information statement. In addition, we continue to explore possible acquisition transactions, some of which could involve the issuance of additional shares from time to time and/or the incurring of additional indebtedness in order to consummate such transactions. Finally, the Company may issue additional shares or options to acquire shares from time to time to its consultants or employees as compensation for services performed for the Company.

The increase in the number of authorized shares and the subsequent issuance of such shares could also have the effect of delaying or preventing a change in control of the Company without further action by our stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. For example, such shares could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid. Any such issuance of additional stock could have the effect of diluting our earnings per share and book value per share of outstanding shares of our Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amended and Restated Certificate of Incorporation.

The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

We will file an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Share Capital Increase, to be effective on the Effective Date.  The text of the Amended and Restated Certificate of Incorporation is set forth in Exhibit A, annexed hereto.  The text of the Amended and Restated Certificate of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware.

RIGHTS ASSOCIATED WITH OUR COMMON STOCK

There will be no changes to any of the rights or privileges associated with our Common Stock. The following summarizes the rights of holders of our Common Stock before and after the filing of the Amended and Restated Certificate of Incorporation relating to the Share Capital Increase:

•	Each holder of shares of Common Stock is entitled to one vote per share on all matters to be voted on by our stockholders generally, including the election of directors;

•	There are no cumulative voting rights;

•	The holders of our Common Stock are entitled to dividends and other distributions as may be declared from time to time by the Board out of funds legally available for that purpose, if any;

•
Upon our liquidation, dissolution or winding up, the holders of shares of Common Stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities; and

•	The holders of Common Stock have no preemptive or other subscription rights to purchase shares of our Common Stock, and are not entitled to the benefits of any redemption or sinking fund provisions.

Dissenter’s Rights

Pursuant to the Delaware General Corporation Law, stockholders of our Common Stock are not entitled to dissenters' rights of appraisal with respect to the increase of our authorized Common Stock to 50,000,000 shares and filing of the Amended and Restated Certificate of Incorporation.

Dividends

We have not declared or paid cash dividends or made distributions in the past, and we do not anticipate paying cash dividends or making distributions in the foreseeable future. We currently intend to retain and reinvest future earnings, if any, in order to finance our operations.

THE 2009 PLAN

Our Board of Directors, by written consent dated as of December 23, 2009, approved the 2009 Plan and shareholders owning 89.5% of our outstanding shares of Common Stock approved the 2009 Plan by written consent on May 19, 2010. The following shareholders, holding an aggregate of 6,000,500 shares constituting 89.5% of our 6,705,622 shares of outstanding Common Stock, voted in favor of the 2009 Plan:

Name	Number of Shares
Kinder Investments, L.P. (1)	3,600,500
Sanjo Squared, LLC (2)	2,400,000
TOTAL:	6,000,500

(1) The General Partner of Kinder Investments, L.P. is Nesher, LLC. The person having voting, dispositive or investment powers over Nesher is Dov Perlysky, Managing Member. Mr. Perlysky is a member of the Company’s board of directors and therefore, Kinder is a beneficial owner and affiliate of the Company.

(2) The persons sharing voting, dispositive or investment powers over Sanjo Squared, LLC (50% each) are Joseph J. Bianco and Anil Narang, Managers. Mr. Bianco is the Chief Executive Officer and Chairman of the Board of Directors of the Company and Mr. Narang is the President, Chief Operating Officer and a member of the Board of Directors of the Company. Accordingly, Sanjo is a beneficial owner and affiliate of the Company.

Kinder and Sanjo proposed to execute, and on May 19, 2010 entered into, shareholder consents approving the 2009 Plan and such consents did not constitute a solicitation on behalf of the Company.

The determination by our existing board of directors and majority shareholders (Kinder and Sanjo) to approve the 2009 Plan was made independently of the proposed Culinary Group Acquisition, and was in no way related to such proposed Culinary Group Acquisition. In addition, consummation of such Culinary Group Acquisition is subject to certain conditions, including the Company obtaining external financing and the approval of the New York State Department of Education. Our proposed Culinary Group Acquisition is described on page 5 of this statement.

The following is a summary of the 2009 Plan. This summary is qualified in its entirety by reference to the complete text of the 2009 Plan set forth in Exhibit B, annexed hereto.

Purpose. The purpose of the 2009 Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of awards. By granting awards to such individuals, the Company expects that the interests of the recipients will be better aligned with the interests of the Company.

Stock Subject to the 2009 Plan. Currently a total of 1,500,000 shares of Common Stock may be issued under the 2009 Plan, subject to adjustments. The Company may use shares held in treasury in lieu of authorized but unissued shares. If any award expires or terminates, the shares subject to such award shall again be available for purposes of the 2009 Plan. Any shares used by the participant as payment to satisfy a purchase price related to an award, and any shares withheld by the Company to satisfy an applicable tax-withholding obligation, shall again be available for purposes of the 2009 Plan.

Administration of the 2009 Plan. The 2009 Plan is administered by the board of directors. The board of directors has sole discretion over determining individuals eligible to participate in the 2009 Plan and the time or times at which awards will be granted and the number of shares, if applicable, which will be granted under an award. Subject to certain limitations, the board of directors’ power and authority includes, but is not limited to, the ability to interpret the 2009 Plan, to establish rules and regulations for carrying out the 2009 Plan and to amend or rescind any rules previously established, to determine the terms and provisions of the award agreements and to make all other determinations necessary or advisable for the administration of the 2009 Plan.

Eligible Persons. Any employee or director, as well as consultant to the Company, who is selected by the board of directors is eligible to receive awards. The board of directors will consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective awards, provided that incentive stock options may only be granted to employees.

Grant of Awards. The types of awards that may be granted under the 2009 Plan are stock options (either incentive stock options or non-qualified stock options), stock appreciation rights, performance-based awards, as well as other stock-based awards and cash-based awards. Awards are evidenced by an agreement and an award recipient has no rights as a stockholder with respect to any securities covered by an award until the date the recipient becomes a holder of record of the Common Stock.

On the date of the grant, the exercise price must equal at least 100% of the fair market value in the case of incentive stock options, or 110% of the fair market value with respect to optionees who own at least 10% of the total combined voting power of all classes of stock. The fair market value is determined by computing the arithmetic mean of the high and low stock prices on a given determination date. The exercise price on the date of grant is determined by the board of directors in the case of non-qualified stock options.

Stock appreciation rights granted under the 2009 Plan are subject to the same terms and restrictions as the option grants and may be granted independent of, or in connection with, the grant of options. The board of directors determines the exercise price of stock appreciation rights. A stock appreciation right granted independent of an option entitles the participant to payment in an amount equal to the excess of the fair market value of a share of the Common Stock on the exercise date over the exercise price per share, times the number of stock appreciation rights exercised. A stock appreciation right granted in connection with an option entitles the participant to surrender an unexercised option and to receive in exchange an amount equal to the excess of the fair market value of a share of the Common Stock over the exercise price per share for the option, times the number of shares covered by the option which is surrendered. Fair market value is determined in the same manner as it is determined for options.

The board of directors may also grant awards of stock, restricted stock and other awards valued in whole or in part by reference to the fair market value of the Common Stock. These stock-based awards, in the discretion of the board of directors, may be, among other things, subject to completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Additionally, the board of directors may grant awards of cash, in values to be determined by the board of directors. If any awards are in excess of $1,000,000 such that Section 162(m) of the Internal Revenue Code applies, the board may, in its discretion, alter its compensation practices to ensure that compensation deductions are permitted.

Awards granted under the 2009 Plan are generally not transferable by the participant except by will or the laws of descent and distribution, and each award is exercisable, during the lifetime of the participant, only by the participant or his or her guardian or legal representative, unless permitted by the committee.

Awards Granted.  As of December 31, 2009, the Company has granted the following options under the 2009 Plan:

On December 31, 2009, the board of directors of EII granted Kellis Veach 5-year options to purchase 150,000 (the “Veach EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as Chief Financial Officer. The Veach EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Ashok Narang 5-year options to purchase 150,000 (the “Ashok Narang EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as Vice President of Training Direct. The Ashok Narang EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

Under the Merger Agreement, the Veach and Ashok Narang Stock Options were each converted into 5-year options to purchase an aggregate of 164,505 shares of Florham Common Stock with respect to Mr. Veach and 164,505 shares of Florham Common Stock with respect to Mr. Narang, each at an exercise price of $0.50. These options are exercisable as to 82,252 shares on December 31, 2010 and as to 82,253 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Howard Spindel 5-year options to purchase 100,000 (the “Spindel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Spindel EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted Dov Perlysky 5-year options to purchase 100,000 (the “Perlysky EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Perlysky EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted David Cohen 5-year options to purchase 100,000 (the “Cohen EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Cohen EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted Jonathan Turkel 5-year options to purchase 100,000 (the “Turkel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a consultant. The Turkel EII Stock Options vest in full on the date of grant.

Under the Merger Agreement, the Spindel, Perlysky, Cohen and Turkel EII Stock Options were each converted into 5-year options to purchase an aggregate of (i) 109,670 shares of Florham Common Stock with respect to Mr. Spindel, (ii) 109,670 shares of Florham Common Stock with respect to Mr. Perlysky, (iii) 109,670 shares of Florham Common Stock with respect to Dr. Cohen, and (iv) 109,670 shares of Florham Common Stock with respect to Mr. Turkel, each at an exercise price of $0.50. Each of these options vest in full on the date of grant.

On December 31, 2009, the board of directors of Florham granted Leonard Katz a 5-year option to purchase an aggregate of 109,670 shares of Florham Common Stock at an exercise price of $0.50 in his capacity as a consultant. This option vests in full on the date of grant.

Amendment. The 2009 Plan may be amended, altered, suspended or terminated by the administrator at any time. The Company may not alter the rights and obligations under any award granted before amendment of the 2009 Plan without the consent of the affected participant. Unless terminated sooner, the 2009 Plan will terminate automatically on December 23, 2019.

Federal Income Tax Consequences of Awards

The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2009 Plan and with respect to the sale of Common Stock acquired under the 2009 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. The tax consequences for any particular individual may be different.

Incentive Stock Options. Some options may constitute “incentive stock options” within the meaning of Section 422 of the Code. If the Company grants an incentive stock option, the recipient is not required to recognize income upon the grant of the incentive stock option, and the Company will not be allowed to take a deduction. Similarly, when a recipient exercises any incentive stock options, provided he or she has not ceased to be an employee of the Company and all affiliates for more than three months before the date of exercise, such employee will not be required to recognize income, and the Company will not be allowed to take a deduction. For purposes of the alternative minimum tax, however, the amount by which the aggregate fair market value of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in alternative minimum taxable income for the year in which the incentive stock option is exercised. The Code imposes an alternative minimum tax on a taxpayer whose tentative minimum tax, as defined in Section 55(b) (1) of the Code, exceeds the taxpayer’s regular tax.

Additional tax consequences will depend upon how long the recipient holds the shares of Common Stock received after exercising the incentive stock options. If the shares are held for more than two years from the date of grant and one year from the date of exercise of the option, upon disposition of the shares, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain or loss. If the recipient disposes of shares acquired upon exercise of an incentive stock option which shares were held for two years or less from the date of grant or one year or less from the date of exercise (“Disqualifying Disposition”), the recipient generally will recognize ordinary income in the year of the Disqualifying Disposition.

To the extent that a recipient recognizes ordinary income, the Company is allowed to take a deduction. In addition, a recipient must recognize as short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year, any amount that is realized upon disposition of those shares which exceeds the fair market value of those shares on the date of exercise of the option.

Non-Qualified Stock Options. If a recipient receives a non-qualified stock option, he or she will not recognize income at the time of the grant of the stock option, nor will the Company be entitled to a deduction. However, such person will recognize ordinary income upon the exercise of the non-qualified stock option. The amount of ordinary income recognized equals the difference between (a) the fair market value of the stock on the date of exercise and (b) the amount paid for the stock. The Company will be entitled to a deduction in the same amount. The ordinary income recognized will be subject to applicable tax withholding by the Company. When the shares are sold, any difference between the sales price and the basis (i.e., the amount paid for the stock plus the ordinary income recognized) will be treated as a capital gain or loss, depending on the holding period of the shares.

Performance-Based Awards/Stock Appreciation Rights. An award recipient generally will not recognize taxable income upon the grant of performance-based awards or stock appreciation rights. Instead, such person will recognize as ordinary income, and the Company will have as a corresponding deduction, any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under the performance award or stock appreciation right. The ordinary income recognized will be subject to applicable tax withholding.

Upon selling any Common Stock received by a recipient in payment of an amount due under a performance award or stock appreciation right, such recipient generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the tax basis in the Common Stock, depending on the holding period for the shares.

Other Stock-Based Awards and Cash-Based Awards. The tax consequences associated with any other stock-based award or cash-based award granted under the 2009 Plan will vary depending on the specific terms of the award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property under the award, the applicable holding period and the recipient’s tax basis.

Income Tax Rates on Capital Gain and Ordinary Income.  Under current tax law, short-term capital gain and ordinary income will be taxable at a maximum federal rate of 35%. Phaseouts of personal exemptions and reductions of allowable itemized deductions at higher levels of income may result in slightly higher effective tax rates. Ordinary compensation income generally will also be subject to the Medicare tax and, under certain circumstances, a social security tax. On the other hand, the relevant long-term capital gain will be taxable at a maximum federal rate of 15%.

Effect of Section 162(m) of the Code. Pursuant to Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the Company’s chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. Compensation attributable to incentive stock options and non-qualified stock options granted under the 2009 Plan could be treated as qualified performance-based compensation and therefore not be subject to the deduction limit. In addition, the board of directors may structure certain performance-based awards utilizing the performance criteria set forth in the 2009 Plan so that payments under such awards may likewise be treated as qualified performance-based compensation.

Use of New Plan Benefits

The future benefits or amounts that would be received under the 2009 Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

The Board of Directors believes that the granting of awards under the 2009 Plan better aligns the interests of the recipients with the interests of the Company. The 2009 Plan was established to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on the Company’s behalf by providing incentives through the granting of awards.

BUSINESS OF FLORHAM PRIOR TO THE REVERSE MERGER

General

Prior to the Reverse Merger, we were an Internet professional services firm. We provided our clients with an integrated set of strategic, creative and technology services that enabled them to effect and maximize their Internet business.  These services helped our clients create and enhance relationships with their customers, staff, business partners and suppliers.

Our strategic services included advising clients on developing business models for their Internet activities, identifying opportunities to improve operational efficiencies through online opportunities and planning for the operations and organization necessary to support an online business.  Our creative services included developing graphic designs and web sites for our clients. Our technology services included recommending and installing appropriate hardware and software networks to enable online sales, support and communication. We also managed the hosting of clients' websites in certain cases.

Industry Overview

The Internet has become an integral part of many people’s lives.  The Internet is increasingly being used to find information, communicate and conduct business. The increasing acceptance of the Internet has created significant opportunities for companies that seek to grow and demand increased efficiencies. Many companies are taking advantage of the Internet's opportunities to strengthen customer relationships, improve operational efficiency and spur product innovation.

Developing successful Internet businesses that promote interactive relationships requires a special set of capabilities.  Developers of these businesses must provide integrated strategy, creative technology and project management services. In addition, developers must have the ability to understand the needs of customers and fulfill them.  Further, companies often lack the management and technical infrastructure required to develop and support Internet services.

Therefore, companies seeking to do business over the Internet are increasingly engaging Internet professional services firms to provide integrated strategy, creative, technology and project management services.

Our Services

Prior to the Reverse Merger, we provided fully integrated Internet professional services to our clients that enabled them to develop and enhance their interactive capabilities. We developed Internet services and strategies that added value to our clients' businesses. The services we provided included strategic planning, Web site content development, graphic design and computer programming. The following is a description of the aspects of our services prior to the Reverse Merger:

We helped clients develop Internet strategies for their businesses.  We worked closely with our clients to understand and analyze their businesses. We helped our clients develop their Internet strategies in the context of their business and marketing goals. Our strategic services included assisting our clients in:

•	developing Internet strategies to reach new customers less expensively and to better reach existing customers;
•	improving the efficiency of internal operations; and,
•	promoting customer loyalty for our clients through effective Internet communication.

Internet Commerce and Communication Services

Prior to the Reverse Merger, we helped our clients use the Internet as an effective means of dealing with their customers. We helped create Websites for our clients that reflected the entire customer relationship, including:

•	introducing relevant, customized information, products and services;

•	demonstrating the benefits of our clients' products and services; and
•	permitting customers to efficiently effect transactions with our clients.

Creative Services

Prior to the Reverse Merger, we assisted clients in designing websites that were user-friendly and that effectively presented our clients' products and services. We worked closely with our clients to understand their products and services and the needs of their customers.  We advised clients on how they could bring their product and service online. We also offered web site maintenance services, where we managed the hosting of a client's web site.

Systems

Prior to the Reverse Merger, we recommended and installed appropriate hardware and software networks that supported our clients' Internet strategies.  We also adapted and developed custom software solutions and built add-on components to our clients' existing software applications.

Contracts

As of December 31, 2008, we had performed consulting or design services for seven clients.

On August 1, 2006, we entered into an agreement with Chocolate Printing Company, Inc. ("CPC") pursuant to which we, among other things, assisted CPC in the development of its on-line business strategy. We were paid an advisory fee of $700 per month plus $150 per hour for each hour (in excess of four hours per month) we provided services to CPC during the term of the agreement.

Prior to the Reverse Merger, our other four clients engaged us to complete various graphic design projects and to design, build and manage the hosting of their websites.

Growth Strategy

Prior to the Reverse Merger, we believed that our business could have grown in two ways.  The first was to expand internally by hiring more employees, completing additional consulting or design projects, entering into additional agreements with clients and/or partnering with third parties.  The second was through acquisitions or mergers with other entities in its or other businesses.

On March 12, 2007 we entered into an agreement with Ronny Bergman pursuant to which Mr. Bergman agreed to provide web programming services for our clients on a nonexclusive basis. These services included writing the computer code for a client's website to enable the website to be fully operational on the Internet.

Selection of Business Opportunities

Prior to the Reverse Merger, we anticipated that in the event that we elected to seek a business opportunity, such as a merger or acquisition, the selection of a business opportunity in which to participate would have been complex and extremely risky. Management believed (but had not conducted any research to confirm) that being a public corporation would have helped us find an acquisition candidate for the following reasons; facilitate and improve the terms on which additional equity financing may have been sought, provide incentive stock options or similar benefits to key employees, increase the opportunity to use securities for acquisitions, provide liquidity for shareholders, and other factors.  Management anticipated that business opportunities would have been available in many different industries, both within and without the Internet professional services industry and at various stages of development, all of which would have made the task of comparative investigation and analysis of such business opportunities difficult and complex.

We had limited capital with which to provide the owners of business entities with any cash or other assets which would have been attractive.  Management did not conduct market research and was not aware of statistical data to support the perceived benefits of a business combination for the owners of a target company.

The analysis of new business opportunities was undertaken by, or under the supervision of, our officers and directors, who were not professional business analysts. In analyzing prospective business opportunities, management considered such matters as the available technical, financial and managerial resources; working capital and other financial requirements; history of operations, if any; prospects for the future; nature of present and expected competition; the quality and experience of management services which was available and the depth of that management; specific risk factors not then foreseeable but which may have been anticipated to impact the proposed activities of the company after the business combination; the potential for growth or expansion; the potential for profit; the perceived public recognition or acceptance of products, services, or trades; name identification; and other relevant factors.

We may have acquired a venture which is in its preliminary or development stage, which is already in operation, or in any stage of its business life. It was impossible to predict the status of any business in which we would have become engaged, in that such business may have needed to seek additional capital, may have desired to have its shares publicly traded, or may have sought other perceived advantages which we may have offered.

With respect to negotiations with a target company, management expected to focus on the percentage of the company which target company shareholders would have acquired in exchange for their shareholdings in the target company. Any merger or acquisition effected by us was expected to have a significant dilutive effect on the percentage of shares held by our shareholders.

Marketing

Prior to the Reverse Merger, we intended to develop a marketing team which we believed would have been crucial to our future growth and success. The marketing team would have been engaged full-time to develop our brand and image recognition. We intended to participate in executive seminars, trade shows and market research. In addition, we intended to make presentations at seminars and advertise our services in the print or other media to improve our visibility.

Competition

Prior to the Reverse Merger, we were engaged in a highly competitive and fragmented industry. Almost all of our competitors were, on an overall basis larger than us or were subsidiaries of larger companies, and therefore may have possessed greater resources than us. Furthermore, because our business did not usually require large amounts of capital, there was relative ease of market entry for a new entrant possessing acceptable professional qualifications. Accordingly, we competed with regional, national, and international firms.

Competition for our service was based primarily on reputation, track record, experience, quality of service and price.

Properties

Prior to the Reverse Merger, we had no properties and had no agreements to acquire or lease any properties. We used the offices of management at no cost. The amount of office space used by us was insignificant. Management agreed to continue this arrangement until we required larger space. Management believed that office space would have been available at reasonable rents when such space was needed.

Intellectual Property Rights

Prior to the Reverse Merger, we had no proprietary software or products. We relied on non-disclosure agreements with our employees to protect the proprietary software and other proprietary information of our clients. Any unauthorized use or disclosure of this information would have harmed our business.

Personnel

Prior to the Reverse Merger, we employed one individual, David Stahler, our President.

Legal Proceedings

Prior to the Reverse Merger, we were not party to any material legal proceeding nor were we aware of any material pending or potential legal proceeding which may have been initiated against us.

BUSINESS OF THE EII GROUP

In this section, the “Company,” "we", "us" and "our", refers to Educational Investors, Inc., a Delaware corporation (“EII”), Valley Anesthesia, Inc., a Delaware corporation and Valley Anesthesia Educational Programs, Inc., an Iowa corporation (collectively, “Valley”), and Training Direct, LLC, a Connecticut limited liability company (“Training Direct”, and together with EII and Valley, the “EII Group”), unless the context otherwise requires.

EII

EII was incorporated in the State of Delaware on July 20, 2009 for the purpose of acquiring vocational, training and technical schools, with an initial emphasis on the health care and medical industries. EII’s wholly-owned subsidiary, Valley Anesthesia, Inc., was incorporated on July 15, 2009 in the State of Delaware and has its corporate offices located in New York, New York. Effective August 20, 2009, Valley Anesthesia, Inc. purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. for an aggregate purchase price of $3,838,215, plus certain contingent payments which are subject to the achievement of predetermined operating milestones. EII’s wholly-owned subsidiary, Training Direct, LLC, was organized as a limited liability company in the State of Connecticut on January 7, 2004.

Valley

Through Valley, EII provides comprehensive review and update courses and study materials that aid Student Registered Nurse Anesthetists (“SRNA”) and Graduate Registered Nurse Anesthetists (“GRNA”) in preparation for the National Certifying Exam (“NCE”) throughout the continental United States.

Valley’s principal service is a three-day comprehensive review and update course designed to prepare SRNAs for the NCE. Valley also offers a 600-page basic manual. Additionally, Valley offers MemoryMasterTM, which is a collection of approximately 4,000 questions and answers designed to further assist its students in preparation for the NCE. Valley presented 10 courses in 2007, 11 courses in 2008 and 12 courses in 2009. In addition, Valley has 13 courses scheduled for 2010.

Valley’s revenue is currently generated from three sources: (i) seminars, (ii) manuals, and (iii) MemoryMasterTM.  In addition, Valley anticipates that there will be a fourth revenue source beginning in 2010, which is from on-line practice examinations that management expects to launch in the third quarter of 2010.

Training Direct

Through its Training Direct subsidiary, EII provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries. Training Direct strives to assist those who may not have realized their full potential in the workplace by finding such individuals a new career direction and assisting in progressing their learning skills necessary to reach their earning and personal development possibilities and goals. Training Direct maintains licenses from the Connecticut Commissioner of Higher Education, the Connecticut Department of Health Services and the National Health Career Association, and is an Eligible Training Provider under the Workforce Investment Act. Such licenses require that Training Direct have a competent faculty, offer educationally sound and up-to-date courses and course materials, and be subject to inspections and approvals by outside examining committees.

Valley’s Program Offerings

Seminars

Each review and update course includes 26 hours over a three-day time period. The courses are located throughout the United States in areas with high concentrations of nursing programs. Seminars are typically held in hotel conference rooms located close to airports to minimize logistical issues for traveling students.

Registration for the seminars can be completed online, by mail or by telephone. Registration for courses for the following year occurs at the end of August. Once the registration period has commenced, there is significant enrollment in the seminars within a couple days. Seminars in Cleveland and Philadelphia have traditionally had the highest student enrollments with two courses in Cleveland that included 217 and 216 students, respectively, and 215 students in Philadelphia in 2007. In 2008, the seminars had enrollments for two courses in Philadelphia of 224 and 220 students, respectively, and in Cleveland for two courses of 219 and 216 students, respectively. In 2009, the seminars had enrollments for two courses in Cleveland of 211 and 209 students, respectively, a course in Philadelphia with enrollment of 218 students and a course in Dallas with enrollment of 217 students.

Manuals

Valley publishes a course manual which is purchased by students enrolled in the seminars and others. The course manual consists of over 600 pages and is printed by a third party. While the volume is fairly substantial, the complexity of the printing is not excessive and the manuals are not bound. Production costs were approximately $175,000 in 2007, $186,000 in 2008 and $182,000 in 2009. The manuals are ordered from the printers each fall after registration has begun for the following year’s courses and correspondingly, the majority of the printing costs are incurred in the fourth quarter.  Since the per unit cost to print 100 manuals is the same as the cost to print one, Valley only orders enough books to meet its known demand. As Valley receives additional orders, it places orders with its vendor to print the required quantity to meet the additional demand.

MemoryMaster TM

Valley offers its MemoryMasterTM study guide collection of approximately 4,000 questions and answers to aid its students in preparation for the NCE by facilitating the memorization and understanding of a large body of anesthesia-related facts, concepts and issues. MemoryMasterTM content is categorized according to the outline provided by the Council on Certification of Nurse Anesthesia, which includes:

•	basic and related clinical sciences;
•	equipment, instrumentation and technology;
•	basic principles of anesthesia;
•	advanced principles of anesthesia; and
•	professional issues.

MemoryMasterTM is offered in two forms: (i) a bound, soft covered book, and (ii) flash cards.  The book provides the entire MemoryMasterTM content in a side-by-side format, with questions appearing on the left side of each page and the corresponding answers on the right side.

MemoryMasterTM is printed by the same third party source as the course manuals. MemoryMasterTM can also be ordered from the printers on an as needed basis. Management estimates that MemoryMasterTM accounted for approximately $340,000 of revenue in 2009. Historically, the fourth quarter includes the greatest amount of MemoryMasterTM shipments and related revenue.

On-Line Practice Examinations

Valley anticipates that there will be a fourth revenue source beginning in 2010, which is from on-line practice examinations that management expects to launch in the third quarter of 2010. Valley’s on-line practice examinations will be a test assessment program where students can visit a mock testing center (the “Center”) on-line. Practice examinations and subject-specific quizzes will be available for student practice purposes. Valley believes that this will be a popular addition to its offerings, and that most students who take its courses, and others who do not, will avail themselves of the new test assessment Center. As of the date hereof, pricing for this program has not been finalized but it is expected that the Center will be fully functional during the third quarter of 2010.

Training Direct’s Program Offerings

Distance Learning Programs

Distance learning programs provide an additional opportunity to individuals who may not have acquired all of the education they need and are unable to take advantage of residential training educational opportunities. Distance learning is defined as enrollment and study with an educational institution that provides lesson materials prepared in a sequential and logical order for study by students on their own, allowing students to acquire new professional skills while studying at home at their own pace. In order to help each student in their field of study, Training Direct provides counseling and lesson assistance by telephone and through mail.

Training Direct’s distance learning offerings include educational programs in the following fields and industries:

•	medical office assistance;
•	medical billing and coding;
•	hotel-motel front office;
•	veterinary assistant;
•	paralegal; and
•	pharmacy technician.

All of Training Direct’s courses are priced at $1,295 to $1,600 per program. Students may pay via cash, credit card, money order or check.

When each lesson is completed, the student mails the assigned work to the school for correcting, grading, comment and subject matter guidance by qualified instructors. Corrected assignments are rapidly returned to the student, providing a personalized student-teacher relationship.

Medical Office Assistant Program

Training Direct’s medical office assistant curriculum prepares the student for a wide range of entry-level office positions in different areas of the health industry. The curriculum prepares a student for potential employment in medical offices, clinics, public health departments and hospitals. The student acquires a basic understanding of medical terminology, records management, financial administration and administrative procedures which relate to the functioning of a medical office. An outline of the medical office assistant curriculum includes the following, without limitation:

•	introduction to medical office assistance;
•	introduction to medical terminology;
•	advanced medical terminology and pharmacology;
•	administrative medical assistance;
•	medical, legal and ethical responsibilities;
•	computers and information processing;
•	patients' medical records;
•	drug and prescription records;
•	office maintenance and management;
•	fees, credit and collection;
•	health insurance systems;
•	bookkeeping;
•	payroll procedures; and
•	job search techniques.

A high school diploma or general education degree is required for applicants to become eligible for the program. Upon successful completion of the program, the student receives a diploma.

Medical Billing and Coding Program

Training Direct’s medical insurance billing and coding curriculum prepares the student for entry-level employment to process insurance claims for a medical office. There are multiple roles that the student can fulfill with this curriculum, such as patient and administration contact, working with computers, and accounting tasks. Specific potential career duties consist of: (i) data collection from patients, hospitals, laboratories and physicians; (ii) diagnostic and procedure coding; (iii) timely generation of claims to maximize cash flow for the medical practice; (iv) keeping up to date on insurance plans, rules and regulations; (v) bookkeeping transactions; and (vi) follow-up on claims.

An outline of the medical billing and coding curriculum includes the following, without limitation:

•	introduction to medical terminology;
•	advanced medical terminology and pharmacology;
•	fundamentals of health insurance coverage;
•	source documents and the insurance claim cycle;
•	coding diagnosis;
•	coding procedures;
•	the health insurance claim form;
•	fees: private insurance and managed care, the Medicaid program;
•	the Medicare program;
•	workers’ compensation coverage and other disability programs; and
•	patient billing: credit and collection practices.

In this program, the student acquires an understanding of basic medical terminology, anatomy and physiology, procedural and diagnostic coding, types of medical insurance programs, insurance claims completion and submission, payment and follow-up procedures, relevant office skills and the role of computers in the medical office. Upon successful completion of the program, the student receives a diploma. In addition, this course offers students an optional opportunity to become nationally certified by the National Healthcare Association.

Hotel-Motel Program

Training Direct’s hotel-motel career training curriculum prepares the student for entry-level employment in the Hospitality industry. The student learns about the typical organizational structure of the industry, how each department functions, what the staffing requirements are for each department, as well as the character traits necessary for successful employment for each part of the organization. At the completion of the curriculum, the student is ready to apply for employment in any number of hospitality functions such as front desk operations, catering, housekeeping, sales and promotions, maintenance, purchasing and convention organization. Considerable attention is also given to personnel selection, organization and management. This is an employee intensive industry where human relations are an important component to successful career advancement.

An outline of the hotel-motel curriculum includes the following, without limitation:

•	the Hospitality industry;
•	personnel requirements;
•	the General Manager and Assistant Manager;
•	front desk operations;
•	the desk clerk;
•	uniformed services;
•	guest relations;
•	the sales department;
•	conventions and meetings;
•	accounting procedures;
•	cleaning and maintenance personnel;

•	food and beverage management team;
•	inventories and control; and
•	career guidance.

Upon successful completion of the program, the student receives a diploma.

Veterinary Assistant Program

Training Direct’s veterinary assistant curriculum prepares the student for entry-level employment under the supervision of veterinarians to diagnose and treat animals for injuries, illness and routine veterinary needs such as standard inoculations and periodic check ups. Veterinary assistants perform many tasks ranging from soothing and quieting animals under treatment to drawing blood, inserting catheters and conducting laboratory tests.

An outline of the veterinary assistant curriculum includes the following, without limitation:

•	introduction to medical terminology;
•	advanced medical terminology and pharmacology;
•	introduction to small animal care;
•	animal rights and welfare;
•	nutrition and digestive system;
•	animal studies, including dogs, cats, rabbits, hamsters, amphibians, reptiles, birds, fish and others;
•	introduction to veterinary practice;
•	care and maintenance of a veterinary facility;
•	administrative duties;
•	ethics; and
•	fee collection procedures, billing and payroll.

In this program, the student acquires an understanding of basic medical terminology, the history, breeds and types of animal groups, feeding, handling, care, housing and diseases of animals, key terms, organizational structure and functions of the veterinary clinic, and interacting with professional aspects of veterinary practices. Upon successful completion of the program, the student receives a diploma.

Paralegal Program

Training Direct’s paralegal course prepares students for entry-level employment positions to assist lawyers. The student gains an understanding of the scope of law that is practiced in law offices, corporations and government agencies.

This is an intensive course requiring extensive reading including cases in many areas of the law. In addition to understanding the breadth of the paralegal profession, students begin by learning legal terminology and then study the judicial system, civil and criminal law, the anatomy of a trial as well as pretrial procedures and research. Students also study different areas of law including Bankruptcy, Estate Planning, Family Law, Real Estate, Contracts, Torts, Immigration and Naturalization and Collections.

An outline of the paralegal curriculum includes the following, without limitation:

•	the paralegal profession;
•	law seminars covering roots of American law, organization of the American legal system, sources of law, the trial, and legal terminology;
•	legal research tools;
•	cause of action in a civil case, pre-trial discovery, admissibility and use of evidence, and trial preparation;
•	contracts;
•	Federal bankruptcy;
•	criminal law;

•	estate planning;
•	family law;
•	real estate;
•	torts;
•	immigration and naturalization; and
•	collections.

The duration of this course is six months on a part-time basis. Upon successful completion of the program, the student receives a diploma.

Pharmacy Technician Program

Training Direct’s pharmacy technician curriculum prepares the student for entry-level employment positions to work under the supervision of pharmacists, to help prepare medications for dispensing to patients, label of medications, perform inventories and order supplies, prepare intravenous solutions, help maintain records, and perform other duties as directed by pharmacists.

An outline of the pharmacy technician curriculum includes the following, without limitation:

•	introduction to pharmacy technicians;
•	introduction to medical terminology;
•	advanced medical terminology and pharmacology;
•	home and long term health care;
•	regulatory standards in pharmacy practice;
•	computer applications;
•	medication errors;
•	pharmaceutical dosage forms;
•	pharmaceutical calculations;
•	drug distribution systems; and
•	customer care.

In this course, the student acquires a basic understanding of medical terminology, pharmacological terms, organizational structure and function of the pharmacy, regulatory standards in the practice of pharmacy, drug-use control and information services, administrative aspects of pharmacy technology and professional aspects of pharmacy technology. The duration of this course is six months on a part-time basis. The completion of this program provides the student with the knowledge necessary to pass the national Pharmacy Technician Certification Board exam. A high school diploma or general education degree is required for applicants to become eligible for this program. Upon successful completion of the program, the student receives a diploma.

Residential Training Program

Training Direct offers a comprehensive Certified Nurse's Aide Program to assist its students with developing the skills and knowledge necessary to obtain an entry-level position as a Nurse's Aide in a health care facility. The training program provides the student with both basic knowledge and practical experience in the terminology, procedures, and techniques required of a Nurse's Aide. This training program meets the Connecticut Department of Health Services guidelines for eligibility to take the State certification exam for Nurse's Aides.

Student Services

Students may write or call Training Direct’s academic advisors for course assistance. For each course there is an advisor specialized in that study area who is available to answer questions and discuss subject matter.

Every program at the school includes career preparation lessons to review hiring procedures, to help students write resumes and to improve employment interview skills. Student Services matches students with potential employers who contact Training Direct throughout the year to fill openings.

Our Industry

General

The domestic non-traditional education sector is a significant and growing component of the postsecondary degree-granting education industry, which was estimated to be a $386 billion industry in 2007, according to the Digest of Education Statistics published in 2009 by the U.S. Department of Education’s National Center for Education Statistics. According to the same study, in 2007, over 6.9 million, or 38%, of all students enrolled in higher education programs were over the age of 24, and enrollment in degree-granting institutions between 2008 and 2017 is expected to increase 19% for students over age 25. These students would not be classified as traditional (i.e., 18 to 24 years of age, living on campus, supported by parents, and not working full-time). The non-traditional students typically are looking to improve their skills and enhance their earnings potential within the context of their careers. We believe that the demand for non-traditional education will continue to increase, reflecting the knowledge-based economy in the U.S.

Many working learners seek accredited degree programs that provide flexibility to accommodate the fixed schedules and time commitments associated with their professional and personal obligations. The education formats offered by our institutions enable working learners to attend classes and complete coursework on a more convenient schedule than traditional universities offer. Although more colleges and universities are beginning to address some of the needs of working learners, many universities and institutions do not effectively address the needs of working learners for the following reasons:

•
Traditional universities and colleges were designed to fulfill the educational needs of conventional, full-time students ages 18 to 24, and that industry sector remains the primary focus of these universities and institutions. This focus has resulted in a capital-intensive teaching/learning model that may be characterized by: (i) a high percentage of full-time, tenured faculty; (ii) physical classrooms, library facilities and related full-time staff; (iii) dormitories, student unions, and other significant physical assets to support the needs of younger students; and (iv) an emphasis on research and related laboratories, staff, and other facilities.

•
The majority of accredited colleges and universities continue to provide the bulk of their educational programming on an agrarian calendar with time off for traditional breaks. The traditional academic year runs from September to mid-December and from mid-January to May. As a result, most full-time faculty members only teach during that limited period of time. While this structure may serve the needs of the full-time, resident, 18 to 24-year-old student, it limits the educational opportunities for working learners who must delay their education for up to four months during these traditional breaks.

•
Traditional universities and colleges may also be limited in their ability to provide the necessary customer service for working learners because they lack the necessary administrative and enrollment infrastructure.

•	Diminishing financial support for public colleges and universities has required them to focus more tightly on their existing student populations and missions, which has reduced access to education.

Valley

According to the American Association of Nurse Anesthetists (“AANA”), in the United States there were 118 accredited nurse anesthesia programs in 2010. This number grew from 108 programs in 2006, 2007, 2008 and 2009, and from 95 programs in 2005. Most SRNAs are registered with the AANA.  As set forth in the table below, the number of SRNAs registered with the AANA has increased substantially over the past ten years. Valley has developed strategic relationships with accredited nurse anesthesia programs and with the AANA. Many of the programs have requested that Valley provide courses specifically for their programs, however, Valley currently provides courses for only one school located in Tennessee.

SRNAs Registered with AANA
Year	Registered SRNAs

1999	2,372
2005	4,300
2006	4,800
2007	5,042
2008	5,317
2009	5,610

Source: AANA

As indicated above, the number of registered SRNAs more than doubled from 1999 to 2009. This growth in SRNAs in the United States has expanded Valley’s potential customer base to whom Valley markets its services.  The following table sets forth a comparison of registered SRNAs with the number of students enrolled in Valley’s courses each year:

Valley’s Market Share
Year	Registered SRNAs	Students Enrolled in Valley’s Courses	% Registered SRNAs Enrolled

1999	2,372	986	41.6%
2005	4,300	1,522	35.4%
2006	4,800	1,901	39.6%
2007	5,042	1,976	39.1%
2008	5,317	2,085	39.2%
2009	5,610	2,147	38.3%

Source: AANA

Training Direct

Training Direct is one of the largest schools operating in the state of Connecticut within the Higher Educational Community that offers short term training programs, which lead to numerous employment opportunities within the Health Care Profession.  Our Certified Nurse’s Aide training program as well as Medical Billing and Coding Specialist course are both under four weeks in length and have been very popular among our student population.

Training Direct is also one of the only private schools offering distance learning education programs in the State of Connecticut.  Our distance education programs offer our students the ability to take courses from home without having to attend a classroom setting due to such things as family or transportation constraints.  Training Direct enrollments in our programs have increased 25% from 2008 to 2009.

Our Strategy and Key Corporate Objectives

Our goal is to strengthen and capitalize on our position as a provider of high quality, accessible education for individuals throughout the United States. Our principal focus is to provide high quality educational products and services to our students in order for them to maximize the benefit of their educational experience.

Generally, we intend to use our expertise to enhance the quality, delivery and student outcomes associated with the respective curricula across our entire group of subsidiaries. We believe we can leverage our organizational capabilities to offer innovative products, optimize our cost structure and create new growth opportunities. Finally, we intend to continue to invest in our people, systems and organization, as they are the foundation for our future success. In our opinion, these efforts are the basis for enabling us to meet and exceed our customer’s expectations and further differentiate us from our competition.

Specifically, EII’s key business development objectives over the next three to five years are to seek and consummate potential acquisitions with companies engaged in the business of providing vocational training and test preparation products and services. In addition, management intends to launch and further develop on-line test assessment programs and web-based course offerings.

Management has identified a number of such potential acquisitions within the broad context of vocational training and test preparation, although we have not signed any definitive agreement with respect to any additional acquisitions. Management believes that in addition to the usual advantages of “rolling up” similar companies, such as reduced administrative overhead, vocational schools in particular lend themselves to significant enhancement through synergy among the schools. For example, Training Direct’s licensure in the State of Connecticut can be used to sanction related course offerings currently in place in an acquisition target. Thus by acquisition, Training Direct may be able to significantly expand its course offerings and subject areas, without commensurate increases in overhead. Similarly, Valley, which management believes has a valuable brand name among anesthetists, can acquire a program that actually trains (rather than test-prepares) anesthetists, making profitable use of its reputation that has been established over the course of a decade.

Moreover, management believes that the vocational training space is highly fragmented and offers many opportunities for the acquisition and enhancement of small-niche schools, and we plan to aggressively pursue an acquisition strategy over the course of the next three to five years.

Generally, we believe that because of the small, development-stage nature of many potential acquisition targets that opportunities for synergy, such as those described above for Valley and Training Direct, will provide significant opportunities for revenue-expansion and increased profitability, without significant operational cost increases.

Valley and Training Direct, as well as many potential acquisition targets, have limited or nascent on-line utilities. As with the new Valley test assessment center, we believe that both Valley and Training Direct can expand revenue by offering distance learning and distance practice products related to their existing in-classroom programs. Training Direct believes that its existing distance learning program described above, which involves mailing student work papers back and forth, can be substantially enhanced by use of the Internet, both in terms of enlarging the number of students who can take such courses and by significantly reducing costs.

Valley intends to eventually develop an online course, so that students who cannot travel to a specific classroom seminar can still enroll for a Valley course. Such an online program would also be a useful addition for refresher training for students who have actually attended a seminar. Development of this program has just begun and it is not expected to be available for at least two years.

Our Research and Development

Valley and Training Direct have been developing on-line educational programs, including Valley’s on-line testing examination center. In addition, Valley’s and Training Direct’s programs are continually updated to ensure that students are always current with the most updated practices and procedures. Any major revisions to Training Direct’s curriculum are always reviewed by the Connecticut Department of Higher Education for final approval.  All programs lead to certification from the National Health Career Association or Connecticut State Licensure. To date, the costs of such research and development activities have been immaterial and are not borne by our customers.

Our Customers and Marketing

Valley

Customers

Valley’s customer base consists almost exclusively of SRNAs preparing to take the NCE. It takes considerable commitment by individuals to become a Certified Registered Nurse Anesthetist (“CRNA”). The education and experience requirements to become a CRNA include the following:

•	a Bachelor’s of Science in Nursing or other appropriate baccalaureate degree;
•	a current license as a registered nurse;
•	at least one year’s experience in an acute care nursing setting;
•	graduation from an accredited graduate school of nurse anesthesia;
•	clinical training in university-based or large community hospitals; and
•	passing a national certification examination following graduation.

Because there are extensive steps and financial resources required for eligibility to sit for the NCE, SRNAs are highly incented to pass the exam and are typically willing to enroll in courses to obtain any advantage for passing the NCE.  According to the AANA, in 2005 the reported average annual salary for a CRNA was $160,000. The high salaries paid to CRNAs provide further incentive to SRNAs to pass the certification exam on the first or second attempt. Moreover, due to what management believes is a high demand for CRNAs in the industry, students that pass the certifying exam are employed almost immediately.

As a result of the strong demand for CRNAs and the benefits associated with passing the exam, annual enrollment in Valley’s courses has increased since 1998:

Student Enrollments in Valley’s Courses
Year	No. of Students Enrolled	Growth Rate

1998	935	N/A
1999	986	5.5%
2000	1,113	12.9%
2001	1,211	8.8%
2002	1,354	11.8%
2003	1,488	9.9%
2004	1,510	1.5%
2005	1,522	0.8%
2006	1,901	24.9%
2007	1,976	4.0%
2008	2,085	5.5%
2009	2,147	3.0%

Marketing

Once a year, Valley undertakes a mailing of approximately 5,000 brochures to students and program directors for schools that teach SRNAs. Such brochures include information regarding Valley’s review and update course, course schedules, course pricing, and other related data. In addition, Valley relies on word of mouth amongst SRNAs, program directors and schools with respect to its review and update courses.

Training Direct

Customers

Training Direct enrolls a wide variety of students in its programs; from working executives in our distance education courses, to the unemployed who have been referred to us by a variety of state agencies for our residential programs. Training Direct targets people looking to enhance their current careers or seeking to enter the Health Care Industry.

Marketing

Training Direct does a variety of community outreach as well as print media, which covers over half of the State of Connecticut. Because of its reputation in the community, Training Direct’s referral business has been consistently strong. Training Direct expects advertising and promotional costs to remain consistent with our growth and revenue.

Our Competition and Competitive Advantages

Valley

Valley recognizes few if any direct competitors. There are a limited number of companies publishing manuals designed to help students prepare for the NCE, including, without limitation, Concepts Anesthesia Review, and Board Stiff Live. However, these competitors are not providing an exam review course. Management believes that this enables Valley to take advantage of potential growth opportunities within its market with limited price or other competition.  In 2010, Dannemiller, a company engaged in the continuing medical education business, announced that it will be offering a review course for the NCE.

Training Direct

Training Direct has very limited competition in Connecticut. Both the Nurse’s Aide Training and Medical Billing and Coding courses are very much in demand because Training Direct is located in an area which has a very high concentration of hospitals and medical facilities.

Our Regulatory Environment

Our operations are subject to significant regulations. New or revised interpretations of regulatory requirements could have a material adverse effect on us. In addition, changes in existing or new interpretations of applicable laws, rules, or regulations could have a material adverse effect on our accreditation, authorization to operate in various states, permissible activities, and operating costs. The failure to maintain or renew any required regulatory approvals, accreditation, or state authorizations could have a material adverse effect on us.

Training Direct’s operations are regulated by the Department of Higher Education of the State of Connecticut (the “DHE”) from which Training Direct received its initial approval and license in 2004. The DHE seeks to promote a postsecondary system of distinctive strengths which, through overall coordination and focused investment, assures state citizens access to high quality educational opportunities, responsiveness to individual and State needs, and efficiency and effectiveness in the use of resources. The Board of Governors for Higher Education is the statewide coordinating and planning authority for Connecticut's public and independent colleges and universities.  The Board makes higher education policy, reviews public college and university missions and budgets, recommends system-wide budgets to the Governor and State General Assembly, licenses and accredits academic programs and institutions (both public and independent), evaluates institutional effectiveness and coordinates programs and services between the public and independent sectors. Under the Board’s supervision, the DHE carries out Board policy, administers statewide student financial aid programs, oversees private occupational schools and conducts research and analysis on issues important to legislators and the public.

The DHE maintains and ensures that the approved occupational schools offer programs and courses that have proper organization and structure that meet their stated objectives.  Also, the DHE maintains and ensures that approved occupational schools under their licensure follow all state statutes and regulations.

Our Intellectual Property

We own and use the trademark MemoryMasterTM, which is registered with the United States Patent and Trademark Office in the name of Valley. In addition, all of Valley’s other course materials are the subject of copyright registrations with the United States Patent and Trademark Office in the name of Valley. Copyright registrations expire over various periods of time. We vigorously defend against infringements of our trademarks, service marks, and copyrights.

Seasonality

Our cash receipts fluctuate primarily as a result of the pattern of student enrollments.  Generally, the schools’ highest enrollment and cash receipts typically occur in the fall, which corresponds to the third and fourth quarters our fiscal year. Enrollment is slightly lower in the spring, and the lowest enrollment generally occurs during the summer months.  Our operating costs are relatively fixed and do not fluctuate as significantly on a quarterly basis.  Our variable expenses fluctuate in accordance with course offerings and include course materials, salaries and (for Valley) facility costs.

Employees

After the Reverse Merger and the acquisition of Training Direct, we have 3 executive officers. Valley has a total of 4 full-time employees. Training Direct has a total of 6 full-time employees and 10 part-time employees. Over the next 12 months, we do not expect to add significant personnel. None of our employees are covered by collective bargaining agreements. We believe that our relations with our employees are good.

Properties

EII’s and Valley’s principal executive offices are located at 845 Third Avenue, 6th Floor, New York, New York 10022. Valley rents office space from one of its officers under a lease expiring August 20, 2010 and pays $725 per month. EII also reimburses another officer $2,992 per month for rent of office space on a month-to-month basis. Valley’s principal operating office is located at 1995 Country Club Blvd, Clive, Iowa 50325. Training Direct’s principal executive offices are located at 3885 Main Street, 2nd Floor, Bridgeport, Connecticut 06606, which also houses the company’s classrooms, and offices for administration, admissions, and student services, in approximately 6,000 square feet. Such premises are leased with a rental payment of $5,850 per month, plus annual increases of 3% or the CPI annual increase, if greater, and expires in October 2019.

We believe that our facilities are adequate to meet our current needs. Our offices are in good condition and are sufficient to conduct our operations. We do not intend to renovate, improve, or develop properties. We are not subject to competitive conditions for property and currently have no property to insure. We have no policy with respect to investments in real estate or interests in real estate and no policy with respect to investments in real estate mortgages. Further, we have no policy with respect to investments in securities of or interests in persons primarily engaged in real estate activities.

Legal Proceedings

Neither we nor any of our direct or indirect subsidiaries is a party to, nor is any of our property the subject of, any legal proceedings other than ordinary routine litigation incidental to their respective businesses.  There are no proceedings pending in which any of our officers, directors or 5% shareholders are adverse to us or any of our subsidiaries or in which they are taking a position or have a material interest that is adverse to us or any of our subsidiaries.

Neither we nor any of our subsidiaries is a party to any administrative or judicial proceeding arising under federal, state or local environmental laws.

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF THE EII GROUP

WE URGE YOU TO READ THE FOLLOWING DISCUSSION IN CONJUNCTION WITH OUR CONSOLIDATED FINANCIAL STATEMENTS AND THE NOTES THERETO BEGINNING ON PAGE F-1. THIS DISCUSSION MAY CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS COULD DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS AS A RESULT OF A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE RISKS AND UNCERTAINTIES DISCUSSED UNDER THE HEADING “RISK FACTORS” IN THIS INFORMATION STATEMENT AND IN OUR OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, SEE FORWARD-LOOKING STATEMENTS” SET FORTH IN THIS INFORMATION STATEMENT.

Overview

Florham Consulting Corp. ("Florham Consulting" or the "Company" or "we") was formed on February 9, 2005 as a Delaware corporation.  We have included elsewhere herein the condensed consolidated financial statements of Florham Consulting Corp. and Subsidiaries as of June 30, 2010 and December 31, 2009 and for the three and six months ended June 30, 2010. On December 31, 2009, Florham Consulting completed a Reverse Merger with Educational Investors, Inc. (“EII”).  Under accounting principles generally accepted in the United States, the share exchange is considered to be an in substance capital transaction, as opposed to a business combination.  Accordingly, the share exchange is equivalent to the issuance of stock by Florham for the net monetary assets of EII, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange is identical to that resulting from a reverse acquisition, with no goodwill being recorded.  Under reverse takeover accounting, the post-reverse acquisition fiscal 2009 historical financial statement of the legal acquirer, Florham, are those of the legal acquire which is considered to the accounting acquirer, EII.  Share and per share amounts reported have been adjusted to reflect the recapitalization resulting from the reverse merger.

EII was incorporated on July 20, 2009.  EII through its wholly-owned subsidiary, Valley Anesthesia, Inc. (“Valley”), purchased certain assets and assumed certain liabilities of Valley Anesthesia Educational Programs, Inc. (“VAEP”) effective August 20, 2009. EII acquired the Membership Interest in Training Direct LLC (“Training Direct”) effective December 31, 2009.

We have included elsewhere in this information statement the consolidated financial statements of Florham as of December 31, 2009 and for the period from inception (July 20, 2009) through December 31, 2009.

We have included elsewhere in this information statement the historical financial statements of Valley Anesthesia Educational Programs, Inc. as of December 31, 2007 and 2008 and for the years then ended, and as of August 20, 2009 and for the period from January 1, 2009 through August 20, 2009.

We have included elsewhere in this information statement the historical financial statements of Training Direct, LLC as of December 31, 2007, 2008 and 2009 and for the years then ended.

The following discussion and analysis of financial condition and results of operations relates to the operations and financial condition reported in the financial statements of Florham Consulting Corp. and Subsidiaries as of December 31, 2009 and should be read in conjunction with such financial statements and related notes included herein. In addition, the following discussion and analysis of financial condition and results of operations relates to the operations and financial condition reported in the condensed consolidated financial statements of Florham Consulting Corp. and Subsidiaries as of June 30, 2010 and December 31, 2009 and for the three and six months ended June 30, 2010 and should be read in conjunction with such financial statements and related notes included herein.

Moreover, the following discussion and analysis of financial condition and results of operations relates to the operations and financial condition reported in the financial statements of Educational Investors, Inc. and subsidiary as of December 31, 2009 and for the period from July 20, 2009 (inception) through December 31, 2009, Valley Anesthesia Educational Programs, Inc. as of December 31, 2007 and 2008 and for the years then ended, and as of August 20, 2009 and for the period from January 1, 2009 through August 20, 2009, and Training Direct, LLC as of December 31, 2007, 2008 and 2009 and for the years then ended, should be read in conjunction with such financial statements and related notes included herein.

EII was incorporated for the purpose of acquiring vocational, training and technical schools, with an initial emphasis on the health care and medical industries.  Through its Valley Anesthesia, Inc. subsidiary, EII provides comprehensive review and update courses and study materials that aid Student Registered Nurse Anesthetists (“SRNA”) and Graduate Registered Nurse Anesthetists (“GRNA”) in preparation for the National Certifying Exam (“NCE”) throughout the continental United States.  Through its Training Direct subsidiary, EII provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries. The company strives to assist those who may not have realized their full potential in the workplace in finding a new career direction and progressing their learning skills necessary to reach their earning and personal development possibilities and goals. Training Direct maintains approvals from the Connecticut Commissioner of Higher Education, the Connecticut Department of Health Services and the National Health Career Association, and is an Eligible Training Provider under the Workforce Investment Act. Such approvals require that the company have a competent faculty, offer educationally sound and up to date courses and course materials, and be subject to inspections and approvals by outside examining committees.

Acquisitions

Effective August 20, 2009, Valley purchased certain assets and assumed certain liabilities of Valley Anesthesia Educational Programs, Inc. for $3,838,215.  The purchase price included $2,000,000 cash, a promissory note at fair value of $1,702,883, the present value of an earnout of $79,990 and net liabilities assumed of $55,342. The purchase method of accounting was used for this transaction and the purchase price was allocated to the fair value of financial assets, liabilities, tradename/trademark/content, group and non-group registrations, website, review manuals and covenant not-to compete aggregating $3,654,658, and the excess of the purchase price over the fair value of the identifiable assets was realized as goodwill.

On December 16, 2009, EII entered into an Interest  Purchase Agreement ("TDI Agreement") with Training Direct LLC ("TDI") and its members and the Company pursuant to which EII acquired all outstanding membership interests, on a fully diluted basis, of TDI in exchange for (a) $200,000 cash, (b) shares of the Company's Common Stock having a deemed value of $600,000 (the "Acquisition Shares"), with such number of Acquisition Shares to be determined by dividing $600,000 by the "Discounted VWAP" (as defined below) for the twenty (20) "Trading Days" (as defined below) immediately following the consummation of the Reverse Merger and (c) shares of the Company's Common Stock having a deemed value of $300,000 (the "Escrow Shares"), with such number of Escrow Shares to be determined by dividing $300,000 by the Discounted VWAP for the twenty (20) Trading Days immediately following the consummation of the Reverse Merger. The Escrow Shares will be held in escrow and released therefrom as provided in the TDI Agreement. The closing of the TDI Agreement occurred on December 31, 2009. "Discounted VWAP" is defined in the TDI Agreement as seventy percent (70%) of the "VWAP" of the Company's Common Stock, but is in no event less than $0.40 per share. "VWAP" is defined in the TDI Agreement as a fraction, the numerator of which is the sum of the product of (i) the closing trading price for the Company's Common Stock on the applicable national securities exchange on each Trading Day of the twenty (20) Trading Days following the consummation of the Reverse Merger and (ii) the volume of the Company's  Common Stock on the applicable national securities exchange for each such day and the denominator of which is the total volume of the Company's Common Stock on the applicable national securities exchange during such twenty day period, each as reported by Bloomberg Reporting Service or other recognized market price reporting service. "Trading Day" is defined in the TDI Agreement as any day on which the New York Stock Exchange or other national securities exchange on which the Company's Common Stock trades is open for trading. The Discounted VWAP for the twenty Trading Days after the effective date of the Reverse Merger was $1.67.  Accordingly, an aggregate of 359,281 Acquisition Shares and 179,641 Escrow Shares have been issued.

Florham Consulting Corp. and Subsidiaries

Critical Accounting Policies and Estimates

Our financial information has been prepared in accordance with generally accepted accounting principles in the United States, which requires us to make judgments, estimates and assumptions that affect (1) the reported amounts of our assets and liabilities, (2) the disclosure of our contingent assets and liabilities at the end of each fiscal period and (3) the reported amounts of revenues and expenses during each fiscal period.  We continually evaluate these estimates based on our own historical experience, knowledge and assessment of current business and other conditions, our expectations regarding the future based on available information and reasonable assumptions, which together form our basis for making judgments about matters that are not readily apparent from other sources.  Since the use of estimates is an integral component of the financial reporting process, our actual results could differ from those estimates.  Some of our accounting policies require a higher degree of judgment than others in their application.

When reviewing our financial statements, you should consider (1) our selection of critical accounting policies, (2) the judgment and other uncertainties affecting the application of those policies, and (3) the sensitivity of reported results to changes in conditions and assumptions.  We believe the following accounting policies involve the most significant judgment and estimates used in the preparation of our financial statements.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, useful lives for depreciation and amortization, estimates of fair value when recording share based compensation, future cash flows associated with impairment testing for long-lived assets, deferred tax assets and the related valuation allowances and contingencies, including going concern assessments.

Cash

The Company maintains cash and cash equivalents with financial institutions which may at times exceed federally insured limits.

Property and equipment

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to amortize the cost of the related assets over their useful lives using the straight line method.

Maintenance, repairs and minor renewals are charged to expense when incurred.  Replacements and major renewals are capitalized.

Impairment of long-lived assets

In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.

Website – Online Testing

Purchased computer software is capitalized and amortized over its estimated useful life starting when it is placed in service.

Income taxes

The Company utilizes the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years.  An allowance against deferred tax assets is recognized when it is more likely than not that such tax benefits will not be realized.  Adjustment to the deferred tax assets and liabilities balances are recognized in income as they occur.

Revenue Recognition

                The Company derives its revenue substantially from fees and tuition charged for courses and manuals.  The fees are recognized as revenue at the time of the attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. Fees for courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when course fees are received in advance of the time of the attendance at the course and when the manual and study guides are shipped. Deferred revenue is also recorded for undelivered course hours in excess of tuition billed.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method. The Company does not accept returns of manuals and study guides.  Therefore, the principals of revenue recognition are considered and applied in the Company’s recognition of revenue.

Liquidity and Capital Resources

As of June 30, 2010, we had a working capital deficit of approximately $350,000 after taking into account all current assets and all current liabilities, which liabilities include approximately $272,000 that will be earned during fiscal year 2010, as compared to a working capital deficit of approximately $164,000 at December 31, 2009.

Net cash used in operating activities for the six months ended June 30, 2010 was approximately $363,000, which was primarily related to the Company incurring a loss for the period.  Net cash provided by operating activities was approximately $317,000, which was for the period from inception (July 20, 2009) of EII through December 31, 2009.

Net cash used in investing activities for the six months ended June 30, 2010 of approximately $51,000 was primarily related to the cash used for the purchase of fixed assets.  Net cash used in investing activities for the period from the inception of EII (July 20, 2009) through December 31, 2009 was approximately $2,377,000.  This primarily related to the cash used for the purchase of certain assets of Valley Anesthesia Educational Programs, Inc. in the amount of $2,000,000, the acquisition of Training Direct in the amount of $200,000 and the purchase of fixed assets, the website for online testing and other assets in the approximate amount of $101,000.

Net provided by financing activities for the six months ended June 30, 2010 of approximately $140,000 was related to the proceeds from issuance of notes in the amount of $150,000 net of payments of capital lease obligations in the approximate amount of $10,000.  Net cash provided by financing activities was related to the period from inception of EII (July 20, 2009) through December 31, 2009 and was from the net proceeds from the sale of common stock and options.

Although we expect that our available funds and funds to be generated from our ongoing operations will be sufficient to meet our anticipated needs for 12 months, we may need to obtain additional capital to continue to grow our business. Our cash requirements may vary materially from those currently anticipated due to changes in our operations, including the timing of our receipt of revenues.  Our ability to obtain additional financing in the future will depend in part upon the prevailing capital market conditions, as well as our business performance.  There can be no assurance that we will be successful in our efforts to arrange additional financing on terms satisfactory to us or at all.

Off-Balance Sheet Arrangements

The Company, through its bank, issued an irrevocable letter of credit to the State of Connecticut Department of Higher Education in the amount of $40,000, as required.  This letter of credit may not be extended beyond December 31, 2021. As collateral for the letter of credit, the Company purchased a Certificate of Deposit with the bank in the amount of $40,000 which is included in Other Assets in the accompanying financial statements.

The Company conducts its operations from leased facilities.

The Company does not have any other off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Results of Operations

Three Months Ended June 30,

		% of
		Revenue
	2010	2010

NET REVENUE	$767,859	100%
COST OF REVENUE	283,885	37%
SELLING AND ADMINISTRATIVE EXPENSES	475,873	62%
STOCK BASED COMPENSATION	86,065	11%
DEPRECIATION AND AMORTIZATION	123,026	16%
TOTAL OPERATING EXPENSES	968,849	126%
(LOSS) FROM OPERATIONS	(200,990)	-26%
INTEREST EXPENSE	(31,026)	-4%
INTEREST INCOME	358	0%
TOTAL OTHER EXPENSE	(30,668)	-4%
(LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(231,658)	-30%
INCOME TAXES	-	0%
NET (LOSS)	$(231,658)	-30%

Revenue.   Net revenue for the three months ended June 30, 2010 was approximately $768,000, which included revenue from distance learning and residential training educational programs of approximately 39%, revenue from review and update courses of approximately 53%, and revenue from the sale of manuals and Memory Master TM study guides of approximately 8%.

Cost of Revenue.  Cost of revenue was approximately $284,000, which included costs associated with distance learning and residential training courses of approximately 62%, the cost of conference facilities for review and update courses of approximately 22% and other costs 16%.

Selling and Administrative Expenses.   Selling and administrative expenses were approximately $476,000, and include salaries, payroll taxes and benefits in the approximate amount of $272,000, costs associated with public company reporting in the approximate amount of $56,000, and other expenses of approximately $148,000.

Stock Based Compensation.  The Company recorded stock based compensation in the amount of approximately $86,000 primarily as the result of the Company granting 329,010 options to management in December 2009.

Depreciation and Amortization.  Depreciation and amortization was approximately $123,000.  This amount is substantially attributable to the amortization of intangible assets allocated in the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc. and allocated in the purchase of Training Direct.

Interest expense. Interest expense in the amount of approximately $31,000 primarily relates to the note issued to sellers in connection with the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc.

Income taxes.  The Company incurred a loss for the three month period ended June 30, 2010, and therefore has not provided current income tax expense or deferred tax benefit since the Company cannot be assured that it is more likely than not that any such benefit would be fully utilized in the future.

Six Months Ended June 30,

		% of
		Revenue
	2010	2010

NET REVENUE	$1,565,623	100%
COST OF REVENUE	595,836	38%
SELLING AND ADMINISTRATIVE EXPENSES	871,117	56%
STOCK BASED COMPENSATION	172,130	11%
DEPRECIATION AND AMORTIZATION	245,902	16%
TOTAL OPERATING EXPENSES	1,884,985	120%
(LOSS) FROM OPERATIONS	(319,362)	-20%
INTEREST EXPENSE	(62,346)	-4%
INTEREST INCOME	720	0%
TOTAL OTHER EXPENSE	(61,626)	-4%
(LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(380,988)	-24%
INCOME TAXES	-	0%
NET (LOSS)	$(380,988)	-24%

Revenue.   Net revenue for the six months ended June 30, 2010 was approximately $1,566,000, which included revenue from distance learning and residential training educational programs of approximately 38%, revenue from review and update courses of approximately 44%, and revenue from the sale of manuals and Memory Master TM study guides of approximately 18%.

Cost of Revenue.  Cost of revenue was approximately $596,000, which included costs associated with distance learning and residential training courses of approximately 57%, the cost of conference facilities for review and update courses of approximately 19% and other costs 24%.

Selling and Administrative Expenses.  Selling and administrative expenses were approximately $871,000, and include salaries, payroll taxes and benefits in the approximate amount of $526,000, costs associated with public company reporting in the approximate amount of $68,000, and other expenses of approximately $277,000.

Stock Based Compensation.   The Company recorded stock based compensation in the amount of approximately $172,000 primarily as the result of the Company granting 329,010 options to management in December 2009.

Depreciation and Amortization.  Depreciation and amortization was approximately $246,000.  This amount is substantially attributable to the amortization of intangible assets allocated in the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc. and allocated in the purchase of Training Direct.

Interest expense.  Interest expense in the amount of approximately $62,000 primarily relates to the note issued to sellers in connection with the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc.

Income taxes.  The Company incurred a loss for the six month period ended June 30, 2010, and therefore has not provided current income tax expense or deferred tax benefit since the Company cannot be assured that it is more likely than not that any such benefit would be fully utilized in the future.

For the Period from July 20, 2009 (Inception) through December 31, 2009

The following table shows the results of our business.  All references to the results include the results of operations of EII from July 20, 2009, the date of inception, and results of operations of VAI from August 20, 2009, the date of purchase of certain assets and operations of Valley Anesthesia Educational Programs, Inc., through December 31, 2009.

		% of
		Revenue
PERIOD ENDED DECEMBER 31	2009	2009

NET REVENUE	$850,285	100%
COST OF REVENUE	221,155	26%
SELLING AND ADMINISTRATIVE EXPENSES	377,590	44%
ACQUISITION COSTS	393,015	46%
STOCK BASED COMPENSATION	754,417	89%
DEPRECIATION AND AMORTIZATION	140,490	17%
TOTAL OPERATING EXPENSES	1,886,667	222%
(LOSS) FROM OPERATIONS	(1,036,382)	-122%
INTEREST EXPENSE	(37,867)	-4%
INTEREST AND DIVIDEND INCOME	293	0%
TOTAL OTHER EXPENSE	(37,574)	-4%
(LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(1,073,956)	-126%
INCOME TAXES	-	0%
NET (LOSS)	$(1,073,956)	-126%

Revenue.  Net revenue for the period ended December 31, 2009 was approximately $850,000, which was the revenue of VAI. The Company conducted 3 courses during the period and fees for these courses accounted for approximately 41% of revenue.  Beginning in September, the Company began shipping the 2010 manuals and Memory Master study guides, which accounted for approximately 59% of revenue.

Cost of Revenue.  Cost of revenue was approximately $221,000, which included the cost of conference facilities at hotels (19%), the cost of printing and shipping manuals and study guides (55%) and other costs (26%).

Selling and Administrative Expenses.  Selling and administrative expenses were approximately $378,000, and include salaries, payroll taxes and benefits in the approximate amount of $260,000, professional fees of approximately $110,000 primarily related to costs of the Reverse Merger and other costs of approximately $8,000.

Acquisition Costs.  The Company incurred approximately $343,000 of costs related to the purchase of certain assets and assumption of certain liabilities of Valley Anesthesia Educational Programs, Inc. and approximately $50,000 of costs related to the acquisition of Training Direct.

Stock Based Compensation.  The Company recorded stock based compensation in the amount of approximately $755,000 primarily as the result of the Company granting 548,350 options to directors and consultants, which were exercisable as of December 31, 2009.  The fair value of the options was determined by the Black-Scholes option pricing model.  At December 31, 2009, there was approximately $460,000 of total unrecognized compensation cost related to non-vested stock option awards which is expected to be recognized over a weighted-average period of 2 years.

Depreciation and Amortization.  Depreciation and amortization was approximately $140,000.  This amount is substantially attributable to the amortization of intangible assets allocated in the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc.

Interest expense. Interest expense in the amount of approximately $38,000 relates to the note issued to sellers in connection with the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc.

Income taxes. The Company’s current income tax expense related to Federal and state income taxes was approximately $19,000 and a deferred income tax benefit has been reflected in the amount of $19,000.   Due to the uncertainty of the Company’s ability to utilize net operating loss carryforwards in the future, the Company has provided a valuation allowance in the amount of approximately $454,000 on the deferred tax asset in the approximate amount of $473,000.

 Net loss.  The Company incurred a net loss of approximately $1,074,000 for the period ended December 31, 2009.  The Company’s fiscal 2009 revenue less related cost of revenue and selling and administrative expenses resulted in income of approximately $252,000 prior to acquisition related costs of approximately $393,000, stock based compensation costs of approximately $755,000, depreciation and amortization attributable primarily to the amortization of intangible assets allocated in the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc. in the approximate amount of $140,000, and interest on notes issued to sellers in connection with the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc. in the approximate amount of $37,000. This resulted in a loss of approximately $1,074,000.

Educational Investors, Inc. and Subsidiary

Results of Operations

The following table shows the results of our business.  Results for the year ended December 31, 2008 and for the period from January 1, 2009 through August 20, 2009 are those of Valley Anesthesia Educational Programs, Inc., the company from which EII purchased certain assets and assumed certain liabilities as explained above.   The period from July 20, 2009 through December 31, 2009 represents the results of operations of EII.

Comparison of the Year Ended December 31, 2009 and 2008

	VAEP	EII
	January 1	July 20
	through	through
	August 20	December 31	Combined	VAEP
YEAR ENDED DECEMBER 31,	2009	2009	2009	2008
NET REVENUE	$923,903	$850,285	$1,774,188	$1,864,573
COST OF REVENUE	196,502	221,155	417,657	467,280
SELLING AND ADMINISTRATIVE EXPENSES	249,454	377,590	627,044	660,118
ACQUISITION COSTS	-	393,015	393,015	-
STOCK BASED COMPENSATION	-	754,417	754,417	-
DEPRECIATION AND AMORTIZATION	6,578	140,490	147,068	10,422
TOTAL OPERATING EXPENSES	452,534	1,886,667	2,339,201	1,137,820
INCOME (LOSS) FROM OPERATIONS	471,369	(1,036,382)	(565,013)	726,753
INTEREST EXPENSE	-	(37,867)	(37,867)	-
INTEREST AND DIVIDEND INCOME	3,674	293	3,967	5,392
TOTAL OTHER INCOME	3,674	(37,574)	(33,900)	5,392
NET INCOME (LOSS)	$475,043	$(1,073,956)	$(598,913)	$732,145

Revenue.  Net revenue for the year ended December 31, 2009 was approximately $1,774,000 compared to approximately $1,865,000 for the year ended December 31, 2008. This is a decrease of approximately $91,000 or 4%.  While course attendance increased for the year ended December 31, 2008 from 2,085 students to 2,147 students for the year ended December 31, 2009, the orders and shipments for the 2010 manuals and study guides at December 31, 2009 were at a reduced level from the orders and shipments for the 2009 manuals and study guides at December 31, 2008. The company attributes this to a delay in approval of student loans at December 31, 2009 resulting in increased orders in the beginning of the year 2010.

Cost of Revenue.  Cost of revenue was approximately $418,000 (23% of net revenue) for the year ended December 31, 2009 compared to approximately $467,000 (25% of net revenue) for the year ended December 31 2008, or a decrease of approximately $49,000 or 10%.  The costs of conference facilities at a hotel for an additional course  was offset by   the cost of printing of manuals and study guides due to the reduction in shipments of the 2010 manuals and study guides as discussed above.

Selling and Administrative Expenses.  Selling and administrative expenses were approximately $627,000 (35% of net revenue) for the year ended December 31, 2009 as compared to approximately $660,000 (35% of net revenue) for the year ended December 31, 2009, a decrease of approximately $33,000 or 10%.

Acquisition Costs.  EII incurred approximately $393,000 (22% of net revenue) of costs related to the purchase of certain assets and assumption of certain liabilities of Valley Anesthesia Educational Programs, Inc. and the acquisition of Training Direct, LLC during the year ended December 31, 2009.

Stock Based Compensation.  The Company recorded stock based compensation in the amount of approximately $755,000 primarily as the result of the Company granting 548,350 options to directors and consultants, which were exercisable as of December 31, 2009.  The fair value of the options was determined by the Black-Scholes option pricing model.  At December 31, 2009, there was approximately $460,000 of total unrecognized compensation cost related to non-vested stock option awards which is expected to be recognized over a weighted-average period of 2 years.

Depreciation and Amortization.  Depreciation and amortization for the year ended December 31, 2009 was approximately $147,000 (8% of net revenue) compared to approximately $10,000 (.5% of net revenue) for the year ended December 31, 2008, an increase of approximately $ 137,000 or 720%.  The amortization of intangible assets allocated in the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc. accounted for this increase.

Interest expense. Interest expense in the amount of approximately $38,000 relates to the note issued to sellers in connection with the purchase of certain assets and assumption of certain liabilities from Valley Anesthesia Educational Programs, Inc.

 Other expense.  Interest and dividend income was approximately $ 4,000 for the year ended December 31, 2009 compared to approximately $5,000 for the year ended December 31, 2008, a decrease of approximately $1,000 or 25%.  VAEP invested excess cash in interest bearing bank accounts.

Net income (loss).  Net loss was approximately $599,000 for the year ended December 31, 2009, as compared to net income of approximately $732,000 for the year ended December 31, 2009, a decrease of approximately 1,331,000.  The decrease in net income was mainly due the acquisition related costs of $393,000, stock based compensation of $755,000, increased amortization of intangible assets of $137,000, and interest expense of approximately $38,000.

Valley Anesthesia Educational Programs, Inc.

Liquidity and Capital Resources

As of December 31, 2008, we had negative working capital of approximately $540,000, including cash and cash equivalents, as compared to approximately $550,000 as of December 31, 2007. The negative working capital included deferred revenue of approximately $705,000 and $765,000 at December 31, 2008 and 2007, respectively.  This deferred revenue is earned in the following year.

Net cash provided by operating activities was approximately $673,000 for the year ended December 31, 2008 compared to approximately $717,000 for the year ended December 31, 2007.  The decrease in cash provided by operating activities was related to the increase in net income of approximately $100,000 offset by the decrease in deferred income of approximately $60,000.

Net cash used in investing activities for the years ended December 31, 2008 and 2007 related to the purchase of fixed assets in the approximate amounts of $9,000 and $17,000, respectively.

Net cash used by financing activities for the years ended December 31, 2008 and 2007 were for distributions to shareholders in the approximate amounts of $723,000 and $599,000, respectively.  VAEP elected to be taxed as an S Corporation under the Internal Revenue Code and applicable state statutes.

Critical Accounting Policies and Estimates

Our financial information has been prepared in accordance with generally accepted accounting principles in the United States, which requires us to make judgments, estimates and assumptions that affect (1) the reported amounts of our assets and liabilities, (2) the disclosure of our contingent assets and liabilities at the end of each fiscal period and (3) the reported amounts of revenues and expenses during each fiscal period.  We continually evaluate these estimates based on our own historical experience, knowledge and assessment of current business and other conditions, our expectations regarding the future based on available information and reasonable assumptions, which together form our basis for making judgments about matters that are not readily apparent from other sources.  Since the use of estimates is an integral component of the financial reporting process, our actual results could differ from those estimates.  Some of our accounting policies require a higher degree of judgment than others in their application.

When reviewing our financial statements, you should consider (1) our selection of critical accounting policies, (2) the judgment and other uncertainties affecting the application of those policies, and (3) the sensitivity of reported results to changes in conditions and assumptions.  We believe the following accounting policies involve the most significant judgment and estimates used in the preparation of our financial statements.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, future cash flows associated with impairment testing for long-lived assets and contingencies.

Cash

The Company maintains cash and cash equivalents with financial institutions which may at times exceed federally insured limits.

Fixed assets

Fixed assets are recorded at cost.  Depreciation of office equipment is calculated using the straight line method over the three year estimated useful lives of the related assets.  Expenditures for repairs and maintenance are charged to expense as incurred.

Impairment of long-lived assets

In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.

 Income taxes

The Company has elected to be taxed as an S Corporation under the Internal Revenue Code and applicable state statues.  Accordingly, no provision has been made for federal or state taxes.

The Company has elected to defer the application of ASC 740 Accounting for Uncertainty in Income Taxes. ASC 740 is effective for the Company’s fiscal period beginning January 1, 2009.  ASC 740 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements.

Although the Company is considered a pass-through entity for Federal and state income tax purposes, ASC 740 is applicable.  The Financial Accounting Standards Board has deferred guidance on the application of the provisions of ASC 740 as they relate to pass-through entities.  However, certain taxing jurisdictions do not recognize the Company’s income tax status as a pass-through entity.  The Company’s accounting policy for evaluating uncertain tax positions taken or expected to be taken in income tax filings, should they arise, is based on its assessment of tax positions that have uncertainty as to the probability of being sustained upon examination by those jurisdictions.  Therefore, the Company may be subject to income tax liability-related exposures.

Revenue Recognition

The Company derives its revenue substantially from fees charged for courses and manuals.  The fee is recognized as revenue at the time of the attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. All courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when payments are received in advance of course attendance and the shipment of the manuals and study guides. The Company does not accept returns of manuals and study guides.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Results of Operations

The following table shows the results of our business.  All references to the results of operations and financial condition are those of Valley Anesthesia Educational Programs, Inc.

Comparison of Fiscal Year Ended December 31, 2008 and 2007

YEAR ENDED DECEMBER 31	2008	2007
REVENUE	$1,885,014	$1,726,960
LESS: REFUNDS AND RETURNED CHECKS	20,441	21,419
NET REVENUE	1,864,573	1,705,541
COST OF REVENUE	467,280	448,736
SELLING AND ADMINISTRATIVE EXPENSES	660,118	616,745
DEPRECIATION AND AMORTIZATION	10,422	7,268
TOTAL OPERATING EXPENSES	1,137,820	1,072,749
INCOME FROM OPERATIONS	726,753	632,792
INTEREST AND DIVIDEND INCOME	5,392	-
TOTAL OTHER INCOME	5,392	-
NET INCOME	$732,145	$632,792

Revenue.  Net revenue for the year ended December 31, 2008 was approximately $1,865,000 compared to net revenue of approximately $1,706,000 for the year ended December 31, 2007, an increase of approximately $159,000 or 9%.  The number of students enrolled in the courses increased from 1,976 in 2007 to 2,085 in 2008, a 6% increase. The selling price of manuals increased by approximately 1% and the revenue from the sale of study guides decreased from approximately $419,000 to $407,000.

Cost of Revenue.  Cost of revenue for the year ended December 31, 2008 was approximately $467,000 (25.1% of net revenue) compared to cost of revenue for the year ended December 31, 2007 of approximately $449,000 (26.3% of net revenue), an increase of approximately $18,000 or 4%.  The increase in the cost of hotel conference facilities is attributable to the addition of one course.

Selling and Administrative Expenses.  Selling and administrative expenses were approximately $660,000 (35.4% of net revenue) for the year ended December 31, 2008 as compared to approximately $617,000 (36.2% of net revenue) for the year ended December 31, 2007, an increase of approximately $43,000 or 1%.

Other expense.  Interest and dividend income was approximately $5,000 for the year ended December 31, 2008.   There was no interest and dividend income for the year ended December 31, 2007.  During the year ended December 31, 2008, VAEP invested cash in interest bearing bank accounts.

Net income.  Net income was approximately $732,000 for the year ended December 31, 2008, as compared to approximately $633,000 for the year ended December 31, 2007, an increase of $99,000 or 16%.  The increase in net income was mainly due to the increase in revenue.

Training Direct, LLC.

Liquidity and Capital Resources

As of December 31, 2009, we had working capital of approximately $101,000, including cash and cash equivalents, as compared to approximately $50,000 and $41,000 as of December 31, 2008 and 2007, respectively.

 Net cash provided by operating activities was approximately $63,000 for the year ended December 31, 2009 compared to approximately $19,000 and $51,000 for the years ended December 31, 2008 and 2007, respectively.  The increase in cash provided from operating activities for the year ended December 31, 2009 was primarily related to net income of approximately $86,000.  The decrease in cash provided by operating activities for the year ended December 31, 2008 was related to the decrease in net loss of approximately $11,000 and by the decrease in the changes of operating assets and liabilities of approximately $43,000.

Net cash used in investing activities in the amount of approximately $136,000 for the year ended December 31, 2009 was related to the purchase of fixed assets in the approximate amount of $96,000 in anticipation of the company moving into a new facility in October 2009 and the purchase of a Certificate of Deposit with a bank in the amount of $40,000, which is held as collateral for a letter of credit in the amount of $40,000 issued as required by the State of Connecticut Department of Higher Education.  For the year ended December 31, 2008, cash used in investing activities related to the purchase of fixed assets in the approximate amount of $3,000.  There were no investing activities for the year ended December 31, 2007.

 Net cash provided by financing activities during the year ended December 31, 2009 was from net contributions from members in the approximate amount of $104,000 less payments on equipment leases in the approximate amount of $8,000.  Net cash used by financing activities for the years ended December 31, 2008 and 2007 were for distributions to members in the approximate amounts of $7,000 and $53,000, respectively.  Training Direct is a limited liability company which is treated as a partnership for income tax purposes.  Accordingly, the members are responsible for income taxes on their proportionate share of the company’s income.

Critical Accounting Policies and Estimates

Our financial information has been prepared in accordance with generally accepted accounting principles in the United States, which requires us to make judgments, estimates and assumptions that affect (1) the reported amounts of our assets and liabilities, (2) the disclosure of our contingent assets and liabilities at the end of each fiscal period and (3) the reported amounts of revenues and expenses during each fiscal period.  We continually evaluate these estimates based on our own historical experience, knowledge and assessment of current business and other conditions, our expectations regarding the future based on available information and reasonable assumptions, which together form our basis for making judgments about matters that are not readily apparent from other sources.  Since the use of estimates is an integral component of the financial reporting process, our actual results could differ from those estimates.  Some of our accounting policies require a higher degree of judgment than others in their application.

When reviewing our financial statements, you should consider (1) our selection of critical accounting policies, (2) the judgment and other uncertainties affecting the application of those policies, and (3) the sensitivity of reported results to changes in conditions and assumptions.  We believe the following accounting policies involve the most significant judgment and estimates used in the preparation of our financial statements.

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, future cash flows associated with impairment testing for long-lived assets and contingencies.

Cash

The Company maintains cash and cash equivalents with financial institutions which may at times exceed federally insured limits.

Property and equipment

Property and equipment is recorded at cost.  Depreciation is provided using the straight line method over the estimated useful lives of the respective assets.  Expenditures for repairs and maintenance are charged to expense as incurred.

 Income taxes

The Company is a limited liability company which is treated as a partnership for tax purposes.  Accordingly, the company’s members are responsible for income taxes on their proportionate share of the company’s income.

Revenue Recognition

The financial statements of the company are prepared on the accrual basis of accounting.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method, based on each student’s academic progress.

Off-Balance Sheet Arrangements

The Company, through its bank, issued an irrevocable letter of credit in the amount of $40,000, as required by the State of Connecticut Department of Education.  This letter of credit may not be extended beyond December 31, 2021.  As collateral for the letter of credit, the Company purchased a Certificate of Deposit with the bank in the amount of $40,000.

The Company conducts its operations from leased facilities.

The Company does not have any other off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Results of Operations

The following table shows the results of our business.  All references to the results of operations and financial condition are those of Training Direct, LLC

Comparison of Fiscal Year Ended December 31, 2009 and 2008

		% of		% of
		Revenue		Revenue
YEAR ENDED DECEMBER 31	2009	2009	2008	2008
NET REVENUE	$1,149,489	100%	$833,679	100%
STUDENT INSTRUCTIONAL COSTS	390,592	34%	268,965	32%
RECRUITMENT COSTS	159,613	14%	151,804	18%
OCCUPANCY COSTS	72,901	6%	55,986	7%
GENERAL AND ADMINISTRATIVE EXPENSES	418,469	36%	337,933	41%
DEPRECIATION EXPENSE	19,531	2%	29,241	4%
TOTAL OPERATING COSTS AND EXPENSES	1,061,106	92%	843,929	101%
INCOME (LOSS) FROM OPERATIONS	88,383	8%	(10,250)	-1%
INTEREST EXPENSE, NET	2,191	0%	-	0%
NET INCOME (LOSS)	$68,852	8%	$(10,250)	-1%

Revenue.  Net revenue for the year ended December 31, 2009 was approximately $1,149,000 compared to net revenue of approximately $834,000 for the year ended December 31, 2008, an increase of approximately $315,000 or 38%.  The number of students enrolled in courses during the year ended December 31, 2009 was 864 compared to 714 students enrolled during the year ended December 31, 2008, an increase of 21%.  During the year ended December 31, 2009, there were 278 agency students enrolled compared to 158 for the year ended December 31, 2008 in courses with higher tuition.

Student Instructional Costs.  Student instructional costs increased from approximately $269,000 for the year ended December 31, 2008 to approximately $391,000 for the year ended December 31, 2009, an increase of $122,000 or 45%. The increase is proportionate to the increase in revenue and was principally due to the increase in salaries for instructors in the approximate amount of $87,000 and other instructional costs, uniforms and supplies of approximately $35,000.  Class size has consistently been maintained at 10 to 12 students.

Recruitment Costs.  Recruitment costs for year ended December 31, 2009 were approximately $160,000 compared to approximately $152,000 for the year ended December 31, 2008, an increase of approximately $8,000 or 5%. The increase is primarily attributable to increased advertising and other recruitment costs.

Occupancy Costs.  Occupancy costs for the year ended December 31, 2009 were approximately $73,000 compared to approximately $56,000 for the year ended December 31, 2008, an increase of approximately $17,000 or 30%.  The increase was generally attributable to the increased cost of rent of approximately $10,000 with the move in October, 2009 into a new facility with five class rooms compared to the previous facility which contained 2 classrooms  and additional costs of approximately $6,000 for repairs and maintenance.

General and Administrative Expenses.  General and administrative expenses were approximately $418,000 for the year ended December 31, 2009 as compared to approximately $338,000 for the year ended December 31, 2008, an increase of approximately $80,000 or 23%.  For the year ended December 31, 2009 compared to the year ended December 30, 2008, salaries increased by approximately $56,000 primarily due the addition of one administrative staff person and compensation adjustments.

Net income (loss).  Net income was approximately $69,000 for the year ended December 31, 2009, as compared to a net loss of approximately $10,000 for the year ended December 31, 2008, an increase of $79,000.

Comparison of Fiscal Year Ended December 31, 2008 and 2007

		% of		% of
		Revenue		Revenue
YEAR ENDED DECEMBER 31	2008	2008	2007	2008
NET REVENUE	$833,679	100%	$651,602	100%
STUDENT INSTRUCTIONAL COSTS	268,965	32%	215,637	33%
RECRUITMENT COSTS	151,804	18%	115,062	18%
OCCUPANCY COSTS	55,986	7%	70,884	11%
GENERAL AND ADMINISTRATIVE EXPENSES	337,933	41%	242,300	37%
DEPRECIATION EXPENSE	29,241	4%	29,045	4%
TOTAL OPERATING COSTS AND EXPENSES	843,929	101%	672,928	103%
NET LOSS	$(10,250)	-1%	$(21,326)	-3%

Revenue.  Net revenue for the year ended December 31, 2008 was approximately $834,000 compared to net revenue of approximately $652,000 for the year ended December 31, 2007, an increase of  approximately $182,000 or 28%.  The number of students enrolled in courses increased to 714 for the year ended December 31, 2008 from 606 for the year ended December 31, 2007, an increase of 18%.  In addition, medical billing and encoding courses were added to the curriculum in 2008, which have a higher tuition.

Student Instructional Costs.  Student instructional costs increased from approximately $216,000 for the year ended December 31, 2007 to approximately $269,000 for the year ended December 31, 2008, an increase of $53,000 or 25%. This increase is proportionate with the increase in net revenue, in that class size has consistently been maintained at 10 to 12 students.

 Recruitment Costs.  Recruitment costs for the year ended December 31, 2008 were approximately $152,000 compared to approximately $115,000 for the year ended December 31, 2007, an increase of approximately $37,000 or 32%.  Commissions paid to admissions representatives increased from approximately $48,000 for the year ended December 31, 2007 to approximately $78,000 for the year ended December 31, 2008 or approximately $30,000.  This increase is proportionate with the increase in student enrollment.  In addition, changes were made to the commission plan.

Occupancy Costs.  Occupancy costs for the year ended December 31, 2008 were approximately $56,000 for the year ended December 31, 2008 compared to approximately $71,000 for the year ended December 31, 2007, a decrease of approximately $15,000 or 27%.  Rent expense decreased from approximately $49,000 for the year ended December 31, 2007 to approximately $32,000 for the year ended December 31, 2008, or approximately $17,000.  During 2007, additional space was rented under an agreement that was not renewed in 2008.

General and Administrative Expenses.  General and administrative expenses were approximately $338,000 for the year ended December 31, 2008 as compared to approximately $242,000 for the year ended December 31, 2007, an increase of approximately $96,000 or 40%. For the year ended December 31, 2008, salaries increased by approximately $52,000 primarily due to the addition of a person to administer student services, health insurance premiums increased by approximately $12,000, bank charges related to credit card processing fees for student enrollment increased by approximately $10,000, and other general and administrative costs, compared to the year ended December 31, 2007.

Net loss.  Net loss was approximately $10,000 for the year ended December 31, 2008, as compared to approximately $21,000 for the year ended December 31, 2007, a decrease of $11,000.

RISK FACTORS

You should carefully consider the risks described below in conjunction with our forward looking statement related risks as set forth in the beginning of this information statement, as well as the other information in this information statement, when evaluating our business and future prospects. Should any of the following risks actually occur, our business, financial condition and results of operations could be seriously harmed. In that event, the market price of our common stock could decline and investors could lose all or a portion of the value of their investment in our common stock.

Risks Related to Our Business and Industry in Which We Operate

We are subject to risks relating to enrollment of students.  If we are not able to continue to successfully recruit and retain our students, we will not be able to sustain our revenue growth rate.

Building awareness of our schools and the programs we offer is critical to our ability to attract prospective students. If our schools are unable to successfully market and advertise their educational programs, our schools’ ability to attract and enroll prospective students in such programs could be adversely affected, and, consequently, our ability to increase revenue or maintain profitability could be impaired. It is also critical to our success that we convert these prospective students to enrolled students in a cost-effective manner and that these enrolled students remain active in our programs. Some of the factors that could prevent us from successfully enrolling and retaining students in our programs include:

•	the emergence of more attractive competitors;
•	factors related to our marketing, including the cost and effectiveness of Internet advertising and broad-based branding campaigns;
•	inability to expand program content and develop new programs in a timely and cost-effective manner;
•	performance problems with, or capacity constraints of, our online education delivery systems;
•	failure to maintain accreditation;
•	inability to continue to recruit, train and retain quality faculty;
•	student or employer dissatisfaction with the quality of our services and programs;
•	student financial, personal or family constraints;
•	adverse publicity regarding us, our competitors or online or for-profit education generally;
•	tuition rate reductions by competitors that we are unwilling or unable to match;
•	a decline in the acceptance of online education;
•	increased regulation of online education, including in states in which we do not have a physical presence;
•	a decrease in the perceived or actual economic benefits that students derive from our programs or education in general; and
•	litigation or regulatory investigations that may damage our reputation.

In addition, our educational programs are concentrated in selected areas of healthcare, law and business. If applicant career interests shift away from these fields, and we do not anticipate or adequately respond to that trend, future enrollment and revenue may decline.  If employment opportunities for our graduates in fields related to their educational programs decline, future enrollment and revenue may decline as potential applicants choose to enroll at other educational institutions offering different courses of study.

We are subject to risks relating to tuition pricing, which could have a material adverse affect on our financial results.

If other educational institutions reduce their price of tuition, our educational programs could become less attractive to prospective students. In addition, we may be unable, for competitive reasons, to maintain and increase tuition rates in the future, thereby adversely affecting future revenues and earnings.

Our financial performance depends, in part, on our ability to keep pace with changing market needs and technology; if we fail to keep pace or fail in implementing or adapting to new technologies, our business may be adversely affected.

Increasingly, prospective employers of students who graduate from our schools demand that their new employees possess appropriate technological skills and also appropriate “soft” skills, such as communication, critical thinking and teamwork skills. These skills can evolve rapidly in a changing economic and technological environment. Accordingly, it is important for our schools’ educational programs to evolve in response to these economic and technological changes. The expansion of existing programs and the development of new programs may not be accepted by current or prospective students or the employers of our graduates. Even if our schools are able to develop acceptable new programs, our schools may not be able to begin offering those new programs as quickly as required by prospective employers or as quickly as our competitors offer similar programs. In addition, we may be unable to obtain specialized accreditations or licensures that may make certain programs desirable to students. To offer a new academic program, we may be required to obtain federal, state and accrediting agency approvals, which may be conditioned or delayed in a manner that could significantly affect our growth plans. If we are unable to adequately respond to changes in market requirements due to regulatory or financial constraints, unusually rapid technological changes, or other factors, our ability to attract and retain students could be impaired, the rates at which our graduates obtain jobs involving their fields of study could suffer, and our business, financial condition, results of operations and cash flows could be adversely affected.

Establishing new academic programs or modifying existing programs requires us to make investments in management and capital expenditures, incur marketing expenses and reallocate other resources. We may have limited experience with the courses in new areas and may need to modify our systems and strategy or enter into arrangements with other educational institutions to provide new programs effectively and profitably. If we are unable to increase the number of students or offer new programs in a cost-effective manner, or are otherwise unable to manage effectively the operations of newly established academic programs, our business, financial condition, results of operations and cash flows could be adversely affected.

We have invested and continue to invest significant resources in information technology, which is a key element of our business strategy. Our information technology systems and tools could become impaired or obsolete due to our action or failure to act. For instance, we could install new information technology without accurately assessing its costs or benefits, or we could experience delayed or ineffective implementation of new information technology. Similarly, we could fail to respond in a timely or sufficiently competitive way to future technological developments in our industry. Should our action or failure to act impair or otherwise render our information technology less effective, this could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are subject to risks relating to our information technology, system applications and security systems, which could have a material adverse affect on our financial results.

The performance and reliability of our computer networks and system applications, especially our online educational platforms and student operational and financial packaging applications, are critical to our reputation and ability to attract and retain students.  System errors and/or failures could adversely impact our delivery of educational content to our online students.  In addition, system errors could result in delays and/or errors in processing student financial payment and related disbursements. Major risks involved in such network infrastructure include any break-downs or system failures resulting in a sustained shutdown of all or a material portion of our servers, including failures which may be attributable to sustained power shutdowns, or efforts to gain unauthorized access to our systems causing loss or corruption of data or malfunctions of software or hardware.  Security breaches of our information systems can also create unauthorized disclosure of confidential information, such as the personal information of our students or credit card information.  If we are unable to prevent such security breaches, our operations could be disrupted, our students could suffer financial loss or become the victims of identity theft, or we may suffer reputational damage and/or financial loss because of lost or misappropriated information.

Our network systems are also vulnerable to damage from fire, flood, power loss, telecommunications failures, computer viruses, hacking and similar events. Any network interruption, virus or other inadequacy that causes interruptions in the availability of the online educational programs or deterioration in the quality of access to the online educational platforms could reduce our student’s satisfaction and ultimately harm our business, financial condition and results of operations. In addition, any security breach caused by hackings, which involve efforts to gain unauthorized access to information or systems, or to cause intentional malfunctions or loss or corruption of data, software, hardware or other computer equipment, and the inadvertent transmission of computer viruses could have a material adverse effect on our business, financial condition and results of operations. We do not maintain insurance policies covering losses relating to our network systems and we do not have business interruption insurance.

Future acquisitions may have an adverse effect on our ability to manage our business.

Selective acquisitions form part of our strategy to expand our business. We have limited prior experience integrating any new companies into ours, and we believe that integration of a new company’s operation and personnel will require significant management attention. The diversion of our management’s attention from our business and any difficulties encountered in the integration process could have an adverse effect on our ability to manage our business.

We may pursue acquisitions of companies, technologies and personnel that are complementary to our existing business. However, our ability to grow through future acquisitions or investments or hiring will depend on the availability of suitable acquisition and investment candidates at an acceptable cost, our ability to compete effectively to attract these candidates, and the availability of financing to complete larger acquisitions. We may face significant competition in executing our growth strategy. Future acquisitions or investments could result in potential dilutive issuances of equity securities or incurrence of debt, contingent liabilities or impairment of goodwill and other intangible assets, any of which could adversely affect our financial condition and results of operations. The benefits of an acquisition or investment may also take considerable time to develop and any particular acquisition or investment may not produce the intended benefits.

Future acquisitions would also expose us to potential risks, including risks associated with the assimilation of new operations, technologies and personnel, unforeseen or hidden liabilities, the diversion of resources from our existing businesses, educational programs and technologies, the inability to generate sufficient revenue to offset the costs and expenses of acquisitions, and potential loss of, or harm to, our relationships with employees and students as a result of the integration of new businesses.

If regulators do not approve our domestic acquisitions, the acquired schools’ state licenses, accreditation, and ability to participate in Title IV programs (if applicable) may be impaired.

When we acquire an institution, we must seek approval from the U.S. Department of Education if the acquired institution participates in Title IV programs, and from most applicable state agencies and accrediting agencies because an acquisition is considered a change of ownership or control of the acquired institution under applicable regulatory standards. A change of ownership or control of an institution under the U.S. Department of Education standards can result in the temporary suspension of the institution’s participation in the Title IV programs unless a timely and materially complete application for recertification is filed with the U.S. Department of Education and it issues a temporary provisional certification. If we are unable to obtain approvals from the state agencies, accrediting agencies or U.S. Department of Education for any institution we may acquire in the future, depending on the size of that acquisition, such a failure to obtain approval could have a material adverse effect on our business.

If regulators do not approve or delay their approval of transactions involving a change of control of our company, our state licenses and accreditation may be impaired.

A change of ownership or control of EII, depending on the type of change, may have significant regulatory consequences for Training Direct. State licensing agencies, including the Connecticut Department of Higher Education (“DHE”), have adopted the change of ownership and control standards. Such a change of ownership or control could require recertification and reauthorization by state licensing agencies, including the DHE. There can be no assurances that such recertification would be obtained on a timely basis. In addition, some states where Training Direct is presently licensed have requirements governing change of ownership or control that require approval of the change to remain authorized to operate in those states. If regulators do not approve or delay their approval of transactions involving a change of control of our company, our state licenses and accreditation may be impaired.

If any regulatory audit, investigation or other proceeding finds us not in compliance with the numerous laws and regulations applicable to the postsecondary education industry, we may not be able to successfully challenge such finding and our business could suffer.

Due to the highly regulated nature of the postsecondary education industry, we are subject to audits, compliance reviews, inquiries, complaints, investigations, claims of non-compliance and lawsuits by state governmental agencies, regulatory agencies, accrediting agencies, present and former students and employees, shareholders and other third parties, any of whom may allege violations of any of the regulatory requirements applicable to us. If the results of any such claims or actions are unfavorable to us, we may be required to pay monetary fines or penalties, be required to repay funds received under state financial aid programs, have restrictions placed on or terminate our schools’ or programs’ eligibility to participate in state or federal financial aid programs, have limitations placed on or terminate our schools’ operations or ability to grant degrees and certificates, have our schools’ accreditations restricted or revoked, or be subject to civil or criminal penalties. Any one of these sanctions could materially adversely affect our business, financial condition, results of operations and cash flows and result in the imposition of significant restrictions on us and our ability to operate.

If we fail to maintain any of our state authorizations, we would lose our ability to operate in that state.

Training Direct is authorized to operate and to grant certificates by the applicable state agency of each state where such authorization is required and where we maintain a campus. The loss of such authorization in one or more states could have a material adverse effect on our business, financial condition, results of operations and cash flows. Loss of authorization in one or more states could increase the likelihood of additional scrutiny and potential loss of operating and/or degree granting authority in other states in which we operate, which would further impact our business.

Government regulations relating to the Internet could increase our cost of doing business, affect our ability to grow or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

The increasing popularity and use of the Internet and other online services has led and may lead to further adoption of new laws and regulatory practices in the U.S. or foreign countries and to new interpretations of existing laws and regulations. These new laws and interpretations may relate to issues such as online privacy, copyrights, trademarks and service marks, sales taxes, value-added taxes, withholding taxes, allocation and apportionment of income amongst various state, local and foreign jurisdictions, fair business practices and the requirement that online education institutions qualify to do business as foreign corporations or be licensed in one or more jurisdictions where they have no physical location or other presence. New laws, regulations or interpretations related to doing business over the Internet could increase our costs and materially and adversely affect our enrollments, which could have a material adverse affect on our business, financial condition, results of operations and cash flows.

 Our success depends on attracting and retaining qualified personnel.

We depend on a core management and key executives.  In particular, we rely on the expertise and experience of our senior officers and key employees in our business operations and their personal relationships with our other significant shareholders, employees, the regulatory authorities, and our students. If any of them become unable or unwilling to continue in their present positions, or if they join a competitor or form a competing company in contravention of their employment agreements, we may not be able to identify a replacement easily, our business may be significantly disrupted and our financial condition and results of operations may be materially adversely affected. We currently maintain key-man life insurance in the amount of $2.5 million for Anil Narang, our President and Chief Operating Officer.  We do not currently maintain key-man life insurance for any of our other key personnel.

We may not be able to adequately protect our intellectual property, and we may be exposed to infringement claims by third parties.

We believe the copyrights, service marks, trademarks, trade secrets and other intellectual property we use are important to our business, and any unauthorized use of such intellectual property by third parties may adversely affect our business and reputation. We rely on the intellectual property laws and contractual arrangements with our employees, clients, business partners and others to protect such intellectual property rights. Third parties may be able to obtain and use such intellectual property without authorization. Moreover, litigation may be necessary in the future to enforce our intellectual property rights, which could result in substantial costs and diversion of our resources, and have a material adverse effect on our business, financial condition and results of operations.

We may be subject to infringement and misappropriation claims in the future, which may cause us to incur significant expenses, pay substantial damages and be prevented from providing our services.

Our success depends, in part, on our ability to carry out our business without infringing the intellectual property rights of third parties. We may be subject to litigation involving claims of patent, copyright or trademark infringement, or other violations of intellectual property rights of third parties. Future litigation may cause us to incur significant expenses, and third-party claims, if successfully asserted against us, may cause us to pay substantial damages, seek licenses from third parties, pay ongoing royalties, redesign our services or technologies, or prevent us from providing services or technologies subject to these claims. Even if we were to prevail, any litigation would likely be costly and time-consuming and divert the attention of our management and key personnel from our business operations.

Risks Related to Our Financial Condition and Results of Operations

Our limited operating history and the unproven long-term potential of our business model make evaluating our business and prospects difficult.

We were incorporated on February 9, 2005 in the State of Delaware, EII was incorporated on July 20, 2009 in the State of Delaware, Training Direct was formed on January 7, 2004 in the State of Connecticut and Valley Anesthesia Educational Programs, Inc., from which we purchased certain assets and assumed certain liabilities in August 2009, was incorporated on March 10, 1993 in the State of Iowa. As our operating history is limited, the revenue and income potential of our business and markets are yet to be fully proven. In addition, we are exposed to risks, uncertainties, expenses and difficulties frequently encountered by companies at an early stage of development. Some of these risks and uncertainties relate to our ability to:

•	increase our student enrollment by expanding the type, scope and technical sophistication of the educational services we offer;
•	respond effectively to competitive pressures;
•	respond in a timely manner to technological changes or resolve unexpected network interruptions;
•	comply with changes to regulatory requirements;
•	maintain adequate control of our costs and expenses;
•	increase awareness of our educational programs; and
•	attract and retain qualified management and employees.

We cannot predict whether we will meet internal or external expectations of our future performance. If we are not successful in addressing these risks and uncertainties, our business, financial condition and results of operations may be materially adversely affected.

We may need additional capital and may not be able to obtain such capital on acceptable terms.

Capital requirements are difficult to plan in our industry. We currently expect that we will need capital to fund our future acquisitions, educational program development, technological infrastructure and sales and marketing activities.

Our ability to obtain additional capital on acceptable terms is subject to a variety of uncertainties, including:

•	investors’ perceptions of, and demand for, securities of vocational, training and technical schools;
•	conditions of the United States and other capital markets in which we may seek to raise funds;
•	our future results of operations, financial condition and cash flows;
•	governmental regulation of educational program providers; and
•	economic, political and other conditions in United States.

Any failure by us to raise additional funds on terms favorable to us, or at all, may have a material adverse effect on our business, financial condition and results of operations. For example, we may not be able to carry out parts of our growth strategy to acquire vocational, training and/or technical schools that are complementary to our existing business or necessary to maintain our growth and competitiveness.

Our business may be adversely affected by a further economic slowdown in the U.S. or abroad or by an economic recovery in the U.S.

The U.S and much of the world economy are in the midst of an economic downturn. We believe the current economic downturn has contributed to a portion of our recent enrollment growth as an increased number of working learners seek to advance their education to improve job security or reemployment prospects. This effect cannot be quantified. However, to the extent that the economic downturn has increased demand for our programs, a subsequent economic recovery may eliminate this effect and reduce such demand as fewer potential students seek to advance their education. This reduction could have a material adverse effect on our business, financial condition, results of operations and cash flows. A worsening of the economic downturn may reduce the demand for our programs among students and the willingness of employers to sponsor educational opportunities for their employees, either of which could materially and adversely affect our business, financial condition, results of operations and cash flows.

We may not be able to sustain our recent growth rate or profitability, and we may not be able to manage future growth effectively.

Our ability to sustain our current rate of growth or profitability depends on a number of factors, including our ability to obtain and maintain regulatory approvals, our ability to attract and retain students, our ability to maintain operating margins, our ability to recruit and retain high quality academic and administrative personnel and competitive factors. In addition, growth may place a significant strain on our resources and increase demands on our management information and reporting systems, financial management controls, and personnel. Although we have made a substantial investment in augmenting our financial and management information systems and other resources to support future growth, we cannot assure you that we will have adequate capacity to accommodate substantial growth or that we will be able to manage further growth effectively. Failure to do so could adversely affect our business, financial condition, results of operations and cash flows.

Risks Related to Our Company Prior to the Reverse Merger

We have a very limited operating history, limited revenues and only minimal assets.

We have a very limited operating history and limited revenues to date. We have no significant assets or financial resources. We have had losses and they are likely to continue in the near future. No assurance can be given that we will be able to develop our business organically or through mergers or acquisitions.

We need to obtain financing in order to continue our operations.

On a prospective basis, we will require both short-term financing for operations and long-term capital to fund our expected growth. We have no existing bank lines of credit and have not established any definitive sources for additional financing. Based on our current operating plan, we have enough cash to meet our anticipated cash requirements for approximately 12 months. We will likely require additional funds if we want to fully implement our business plan and take advantage of evolving market conditions. Additional financing may not be available to us, or if available, then it may not be available upon terms and conditions acceptable to us. If adequate funds are not available, then we may be required to delay, reduce or eliminate product development or marketing programs. Our inability to take advantage of opportunities in the industry because of capital constraints may have a material adverse effect on our business and our prospects.

We face intense competition, which could harm our business.

Our market is relatively new, intensely competitive, highly fragmented and subject to rapid technological change. We expect competition to intensify and increase over time because:

•	there are few barriers to entering the Internet professional services market;
•	our industry is consolidating; and
•	many of our competitors are forming cooperative relationships.

We compete against other Internet professional services firms, as well as a number of different types of companies that are not exclusively in the Internet professional services business.

Almost all of our competitors have longer operating histories, greater name recognition, larger established client bases, longer client relationships and significantly greater financial, technical, personnel and marketing resources than we do. Our competitors may be able to undertake more extensive marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential clients, employees and strategic partners. Further, our competitors may perform Internet services that are equal or superior to our services or that achieve greater market acceptance than our services. We have no patented or other proprietary technology that would limit competitors from duplicating our services. We must rely on the skills of our personnel and the quality of our client service.

Increased competition is likely to result in price reductions, reduced gross margins additional marketing expenses and loss of market share, any of which would have a material adverse effect on our business, results of operations and financial condition. We cannot assure you that we will be able to compete successfully against existing or future competitors.

Our efforts to raise awareness of our corporate identity may not be successful, which may limit our ability to expand our client base and attract acquisition candidates and employees.

We believe that building our corporate identity is critical for attracting and expanding our client base and attracting employees. If we do not continue to build our corporate identity, we may not be able to effect our strategy. We also believe that reputation and name recognition will grow in importance as the number of companies competing in the market for Internet professional services increases. Our success will be predicated on providing high quality, reliable and cost-effective services. If clients do not deem our services as meeting their needs, or if we fail to market our services effectively, we will be unsuccessful in maintaining and strengthening our corporate identity.

If we do not keep pace with technological changes, our services may become less competitive and our business could suffer.

Our market is characterized by rapidly changing technologies, frequent new product and service introductions, and evolving industry standards. If we cannot keep pace with these changes our services could become less competitive and our business could suffer. To achieve our goals, we need to provide services that keep pace with continuing changes in industry standards, information technology and client preferences. We may be unable to develop and introduce new services or enhancements to existing services in a timely manner or in response to changing market conditions or client requirements. This would materially and adversely affect our business, results of operations and financial condition.

The market for our services and our revenue growth depend on our current and potential clients accepting and employing the Internet.

Since we expect to derive most of our revenues from providing Internet professional services, our future success is dependent on increased use of the Internet as a marketplace. If the Internet develops as a viable marketplace more slowly than expected, our business, results of operations and financial condition could materially suffer. Most of our current or potential clients have limited experience with Internet marketing and may determine that the Internet is not an effective method for expanding their businesses. We cannot assure you that the market for Internet professional services will continue to grow or become sustainable.

Governmental regulations regarding the Internet may be enacted which could impede our business.

To date, governmental regulations have not materially restricted the use of the Internet by most companies.  However, laws and regulations relating to the Internet may change. New laws and regulations, or new interpretations of existing laws and regulations, could impact us directly, by regulating our operations or imposing additional taxes on the services we provide, which could adversely impact our results and operations.  These regulations could restrict our ability to provide our services or increase our costs of doing business.

In addition, new laws could impact us indirectly by preventing our clients from delivering products and services over the Internet or slowing the growth of the Internet. New laws relating to sales and other taxes, user privacy, pricing controls, consumer protection and international commerce may limit the growth of the Internet as a commercial vehicle. In addition, unfavorable judicial interpretation of existing laws, and the adoption of new laws, regarding liability for libel and defamation and copyright, trademark and patent infringement may extend liability to Web site owners. If these new laws decrease the acceptance of e-commerce and other aspects of the Internet, our clients may be harmed and, as a consequence, our revenue growth and growth in demand for our services would be limited and our business, results of operations and financial condition would be adversely affected.

If we fail to deliver quality services or fulfill client needs, or if our services harm our clients' businesses, we may face additional expenses, losses or negative publicity.

Many of our engagements involve projects that are critical to the operations of our clients' businesses.  If we cannot complete engagements to our clients’ expectations and on a timely basis, we could materially harm our clients' operations. This could damage our reputation, subject us to increased risk of litigation or force us to redesign the project.  Any of these events could have a material adverse effect on our business, results of operations and financial condition.  Currently we do not carry general liability insurance coverage.  The successful assertion of one or more significant claims against us could have a material adverse effect on our business, results of operations and financial condition.

We may be subject to liability if our services or solutions for our clients infringe upon the intellectual property rights of others.

It is possible that in performing services for our clients, we may inadvertently infringe upon the intellectual property rights of others. In such event, the owner of the intellectual property may commence litigation seeking damages and an injunction against both us and our client, and the client may bring a claim against us.  Any infringement litigation would be costly, regardless of whether we ultimately prevail.  Even if we prevail, we will incur significant expenses and our reputation would be hurt, which would affect our ability to generate business and the terms on which we would be engaged, if at all.

We are dependent upon our management and we need to engage additional skilled personnel.

Our success depends in large part on the skills and efforts of our only officer, our president and chief executive officer, David Stahler. The loss of the services of Mr.  Stahler could have a material adverse effect on the development and success of our business. Mr. Stahler has an employment agreement with us that requires him to devote such of his working time to our business as we and Mr.  Stahler determine is necessary for the performance of his duties under his employment agreement.  We have not obtained key man insurance on the life of Mr. Stahler.  Our future success will depend in part upon our ability to attract and retain additional qualified management and technical personnel. Competition for such personnel is intense and we will compete for qualified personnel with numerous other employers, almost all of which have significantly greater financial and other resources than we. We may experience increased costs in order to retain and attract skilled employees.  Our failure to attract additional personnel or to retain the services of key personnel and independent contractors could have a material adverse effect on our ability to operate profitably.

If we make any acquisitions, they may disrupt or have a negative impact on our business.

If we make acquisitions, we could have difficulty integrating the acquired companies' personnel and operations with our own. In addition, the key personnel of the acquired business may not be willing to work for us. We cannot predict the effect expansion may have on our core business. Regardless of whether we are successful in making an acquisition, the negotiations could disrupt our ongoing business, distract our management and employees and increase our expenses.  In addition to the risks described above, acquisitions are accompanied by a number of inherent risks, including, without limitation, the following:

•	the difficulty of integrating acquired products, services or operations;
•	the potential disruption of the ongoing businesses and distraction of our management and the management of acquired companies;
•	difficulties in complying with regulations in other countries that relate to our businesses;
•	difficulties in maintaining uniform standards, controls, procedures and policies;
•	the potential impairment of relationships with employees and customers as a result of any integration of new management personnel;
•	the potential inability or failure to achieve additional sales and enhance our customer base through cross marketing of the products to new and existing customers;
•	the effect of any government regulations which relate to the business acquired;
•
potential unknown liabilities associated with acquired businesses or product lines, or the need to spend  significant amounts to retool, reposition or modify the marketing and sales of acquired products or the defense of any litigation, whether or not successful, resulting from actions of the acquired company prior to our acquisition;

•	difficulties in disposing of the excess or idle facilities of an acquired company or business and expenses in maintaining such facilities; and
•	potential expenses under the labor, environmental and other laws of other countries.

Our business could be severely impaired if and to the extent that we are unable to succeed in addressing any of these risks or other problems encountered in connection with an acquisition, many of which cannot be presently identified. These risks and problems could disrupt our ongoing business, distract our management and employees, increase our expenses and adversely affect our results of operations. Further, the commencement of business in other countries may be subject to significant risks in areas which we are not able to prepare for in advance.

Risks Relating to Our Securities

Insiders have substantial control over us, and they could delay or prevent a change in our corporate control even if our other stockholders wanted it to occur.

Our executive officers and directors hold approximately 290% of our outstanding common stock, which includes (i) shares owned by our officers and/or directors, (ii) shares attributable to certain entities in which our officers and directors share beneficial ownership, (iii) shares underlying our Series A Preferred Stock that will be converted into shares of Florham Common Stock upon the filing of our amended and restated certificate of incorporation for purposes of increasing our authorized shares to 50,000,000, and (iv) shares issuable upon exercise of stock options which have vested as of the date of this statement.  Accordingly, these stockholders are able to control all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions.  This could delay or prevent an outside party from acquiring or merging with us even if our other stockholders wanted it to occur.

There may not be sufficient liquidity in the market for our securities in order for investors to sell their securities.

Our common stock is quoted on the OTC Bulletin Board under the current symbol "FHMS". There is a limited trading market for our common stock. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for our common stock, the ability of holders of our common stock to sell our common stock, or the prices at which holders may be able to sell our common stock.

The market price of our common stock may be volatile.

The market price of our common stock has been and will likely continue to be highly volatile, as is the stock market in general, and the market for OTC Bulletin Board quoted stocks in particular. Some of the factors that may materially affect the market price of our common stock are beyond our control, such as changes in financial estimates by industry and securities analysts, conditions or trends in the industry in which we operate or sales of our common stock.  These factors may materially adversely affect the market price of our common stock, regardless of our performance.  In addition, the public stock markets have experienced extreme price and trading volume volatility.  This volatility has significantly affected the market prices of securities of many companies for reasons frequently unrelated to the operating performance of the specific companies.  These broad market fluctuations may adversely affect the market price of our common stock.

The outstanding convertible securities may adversely affect us in the future and cause dilution to existing shareholders.

As of September 20, 2010, we had 7,567,656 shares of Common Stock outstanding, of which 179,641 are held in escrow and are subject to earnout provisions, and 250,000 shares of Series A Preferred Stock outstanding, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 12,278,333 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares. In addition, there are outstanding 5-year options to purchase an aggregate of 3,436,328 shares of Common Stock and outstanding warrants to purchase 52,000 shares of Common Stock expiring on June 30, 2016 at an exercise price of $0.05 per share. On June 1, 2010, holders of warrants to purchase an aggregate of 878,000 shares of our common stock exercised such warrants on a cashless basis pursuant to which we issued an aggregate of 862,034 shares to such holders. Moreover, on June 30, 2010, we consummated a private offering with two accredited investors and/or qualified institutional buyers pursuant to which we sold and issued to the investors warrants to purchase an aggregate of 70,500 shares of our common stock at an exercise price of $0.50 per share, subject to certain adjustments as set forth therein, beginning on June 30, 2010 through June 30, 2015. The conversion of the Series A Preferred Stock and the exercise of options and warrants will cause dilution in the interests of other shareholders as a result of the additional common stock that would be issued upon conversion and/or exercise. Moreover, subject to any applicable lock-up restrictions, sales of the shares of our outstanding common stock, shares issuable upon conversion of the Series A Preferred Stock, and shares issuable upon exercise of the options and warrants could have a depressive effect on the price of our stock, particularly if there is not a coinciding increase in demand by purchasers of our common stock.  Further, the terms on which we may obtain additional financing during the period any of such securities remain outstanding may be adversely affected by the existence of these securities as well.

Our common stock may be considered a “penny stock” and may be difficult to sell.

  The SEC has adopted regulations which generally define a “penny stock” to be an equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock is less than $5.00 per share and, therefore, it may be designated as a “penny stock” according to SEC rules.  This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities.  These rules may restrict the ability of brokers or dealers to sell our common stock and may affect the ability of investors to sell their shares.

The market for penny stocks has experienced numerous frauds and abuses which could adversely impact investors in our stock.

OTCBB securities are frequent targets of fraud or market manipulation, both because of their generally low prices and because OTCBB reporting requirements are less stringent than those of the stock exchanges.

Patterns of fraud and abuse include:

(a)	Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
(b)	Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

(c)	“Boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;
(d)	Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
(e)
Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

Our management is aware of the abuses that have occurred historically in the penny stock market.

We have not paid dividends in the past and do not expect to pay dividends in the future, and any return on investment may be limited to the value of our stock.

We have never paid any cash dividends on our common stock and do not anticipate paying any cash dividends on our common stock in the foreseeable future and any return on investment may be limited to the value of our stock.  We plan to retain any future earnings to finance growth.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

As of December 30, 2009, we had a total of 166,700 shares of common stock issued and outstanding.  As of September 20, 2010, we have a total of 7,567,656 shares of common stock issued and outstanding, of which 179,641 shares are held in escrow subject to future earnings attainment.

The following table sets forth, as of September 20, 2010: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our common stock known to us, the number of shares of common stock beneficially owned by each such person, and the percent of our common stock so owned before and after the Reverse Merger and acquisition of Training Direct; and (b) the names and addresses of each director and executive officer before and after the Reverse Merger and acquisition of Training Direct, the number of shares our common stock beneficially owned, and the percentage of our common stock so owned, by each such person, and by all of our directors and executive officers as a group before and after the Reverse Merger and acquisition of Training Direct. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. Individual beneficial ownership also includes shares of common stock that a person has the right to acquire within 60 days from September 20, 2010.

At the closing of the Reverse Merger, all present officers of Florham have resigned and Joseph Bianco was appointed as the Chief Executive Officer of the Company, Anil Narang was appointed as the President and Chief Operating Officer of the Company, and Kellis Veach was appointed as the Chief Financial Officer and Secretary of the Company. In addition, our sole director has tendered his resignation to be effective on the tenth day after mailing of a Schedule 14f-1 statement to our stockholders.  Joseph Bianco, Anil Narang, Dov Perlysky, Howard Spindel and David Cohen were appointed as Directors of the Company with such appointments to be effective on the tenth day after mailing the Schedule 14f-1.

Unless otherwise noted, the principal address of each of the directors and officers listed below is 845 Third Avenue, 6th Floor, New York, New York 10022.

Name	Share Amount and Nature of Beneficial Ownership Before the Reverse Merger		Percentage of Outstanding Shares Before the Reverse Merger (1)	Share Amount and Nature of Beneficial Ownership After the Reverse Merger (2)		Percentage of Outstanding Shares After the Reverse Merger (2)
David Stahler (3)	53,600		32.15%	53,600		*

Sanjo Squared, LLC (4)	—		—	7,311,333	(5)	96.61%

Kinder Investments, L.P. (6)	500		*	10,967,500	(7)	144.93%

Joseph J. Bianco	—		—	5,056,408	(8)	66.82%

Anil Narang	—		—	5,056,407	(9)	66.82%

Kellis Veach	—		—	—	(10)	—

Dov Perlysky	5,600	(11)	3.4%	11,627,270	(12)	153.64%

Howard Spindel	100	(13)	*	109,770	(14)	1.45%

David Cohen	—		—	109,670	(14)	1.45%

All Directors, Executive Officers and Director Nominees before the Reverse Merger, as a Group	59,300		35.57%	59,300		*

All Directors, Executive Officers and Director Nominees after the Reverse Merger and after the Effective Date of the Schedule 14f-1, as a Group			—	21,959,525		290.18%

* Less than one percent
(1)	The numbers in this column are based on 166,700 shares outstanding.
(2)
The numbers are based on 7,567,656 shares outstanding, which represent the number of shares the Company has outstanding after the Reverse Merger, and does not include the issuance of (i) 12,278,333 shares of common stock issuable upon conversion of 250,000 shares of Series A Preferred Stock, or (ii) the issuance of shares upon exercise of outstanding options or warrants.

(3)	Mr. Stahler’s address is c/o Florham Consulting Corp., 64 Beaver Street, Suite 233, New York, New York 10004.
(4)
The persons sharing voting, dispositive or investment powers over Sanjo (50% each) are Joseph J. Bianco and Anil Narang, Managers. The address of Sanjo is c/o Educational Investors, Inc., 845 Third Avenue, 6th Floor, New York, New York 10022.

(5)
This number represents: (i) 2,400,000 shares of Florham Common Stock, and (ii) 100,000 shares of Series A Preferred Stock, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 4,911,333 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(6)
The General Partner of Kinder is Nesher, LLC. The person having voting, dispositive or investment powers over Nesher is Dov Perlysky, Managing Member. The address of Kinder is c/o Educational Investors, Inc., 845 Third Avenue, 6th Floor, New York, New York 10022.

(7)
This number represents: (i) 500 shares of Florham Common Stock owned prior to the Reverse Merger; (ii) 3,600,000 shares of Florham Common Stock, and (iii) 150,000 shares of Series A Preferred Stock, which automatically convert into an aggregate of 7,367,000 shares of Florham Common Stock upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares.

(8)
This number represents: (i) options to purchase 1,279,484 shares of Florham Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options and $0.41 per share with respect to 639,742 options; (ii) 1,200,000 shares of Florham Common Stock owned by Sanjo Squared, LLC; (iii) 50,000 shares of Series A Preferred Stock owned by Sanjo, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 2,455,667 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares; (iv) 80,838 Acquisition Shares issued on March 3, 2010 pursuant to the Interest Purchase Agreement dated as of December 31, 2009; and (v) 40,419 Escrow Shares issued on March 3, 2010 pursuant to the Interest Purchase Agreement dated as of December 31, 2009.

(9)
This number represents: (i) options to purchase 1,279,484 shares of Florham Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options and $0.41 per share with respect to 639,742 options; (ii) 1,200,000 shares of Florham Common Stock owned by Sanjo Squared, LLC; (iii) 50,000 shares of Series A Preferred Stock owned by Sanjo, each of which shares of Series A Preferred Stock shall be converted, on the basis of 49.11333 shares of Florham Common Stock for each share of Series A Preferred Stock (an aggregate of 2,455,666 shares of Florham Common Stock) automatically upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares; (iv) 80,838 Acquisition Shares issued on March 3, 2010 pursuant to the Interest Purchase Agreement dated as of December 31, 2009; and (v) 40,419 Escrow Shares issued on March 3, 2010 pursuant to the Interest Purchase Agreement dated as of December 31, 2009.

(10)
Does not include options to purchase an aggregate of 164,505 shares of Florham Common Stock at an exercise price of $0.50 per share, of which (i) 82,252 options shall vest on December 31, 2010; and (ii) 82,253 options shall vest on December 31, 2011.

(11)
This number represents: (i) 500 shares owned by Kinder Investments, L.P.; (ii) 100 shares owned by Mr. Perlysky; and (iii) 5,000 shares owned by Krovim, LLC, whose manager is Nesher, LLC. Mr. Perlysky is the Managing Member of Nesher, LLC. Does not include: (a) 100 shares owned by Laya Perlysky, Mr. Perlysky’s spouse; and (b) 1,800 shares owned by the LDP Family Partnership, whose General Partner is Mrs. Perlysky. Mr. Perlysky disclaims beneficial ownership of the shares owned by Mrs. Perlysky and the LDP Family Partnership.

(12)
This number represents: (i) 500 shares owned by Kinder Investments, L.P.; (ii) 100 shares owned by Mr. Perlysky; (iii) 5,000 shares owned by Krovim, LLC, whose manager is Nesher, LLC; (iv) options to purchase 109,670 shares of Florham Common Stock at an exercise price equal to $0.50 per share; (v) 3,600,000 shares of Florham Common Stock owned by Kinder Investments, L.P., (vi) 150,000 shares of Series A Preferred Stock owned by Kinder, which automatically converts into an aggregate of 7,367,000 shares of Florham Common Stock upon the filing by the Company of an amendment to its certificate of incorporation increasing its authorized shares of Florham Common Stock to not less than 50,000,000 shares; and (vii) warrants to purchase 545,000 shares of Florham Common Stock at $0.05 per share exercisable on or after March 12, 2010 owned by Krovim, LLC.

(13)
This number represents shares owned by Jash Group, Inc. Mr. Spindel, Senior Vice President of Jash Group, Inc., has the ability to vote these shares but otherwise disclaims beneficial ownership. Does not include 100 shares owned by Mr. Spindel’s spouse, as to which he disclaims beneficial ownership.

(14)	This number represents options to purchase shares of Florham Common Stock at an exercise price equal to $0.50 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In our two prior fiscal years, and the subsequent period through the date hereof, there have been no transactions between members of management, five percent stockholders, “affiliates,” promoters and finders, except as set forth below.  Each of the transactions listed below was negotiated on an “arm’s length” basis.

Prior to the Reverse Merger, we used office space provided to us by our former President, David Stahler, at no cost. The amount of office space used by Florham was insignificant.

The mother of our prior President is a co-trustee of a trust which owns approximately 14% of the capital stock of Chocolate Printing Company, Inc., one of our prior clients.

Lease

EII’s and Valley’s principal executive offices are located at 845 Third Avenue, 6th Floor, New York, New York 10022. Valley rents office space from one of its officers under a lease expiring August 20, 2010 and pays $725 per month. EII also reimburses another officer $2,992 per month for rent of office space on a month-to-month basis.

Employment and Consulting Agreements

On August 20, 2009, EII entered into an Employment Agreement with Joseph Bianco (the “Bianco Employment Agreement”) pursuant to which Mr. Bianco was engaged through December 31, 2012 (the “Term”) as EII’s Chief Executive Officer with the responsibility for the overall operation of EII, as well as other duties as may be assigned to Mr. Bianco by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Bianco a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII. The Bianco Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

On August 20, 2009, EII entered into an Employment Agreement with Anil Narang (the “Narang Employment Agreement”) pursuant to which Mr. Narang was engaged through December 31, 2012 (the “Term”) as EII’s President and Chief Operating Officer with the responsibility for the overall operation of EII together with Mr. Bianco, as well as other duties as may be assigned to Mr. Narang by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Narang a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII. The Narang Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

On August 20, 2009, EII entered into an Employment Agreement with Kellis Veach (the “Veach Employment Agreement”) pursuant to which Mr. Veach was engaged through December 31, 2012 (the “Term”) as EII’s Chief Financial Officer with the responsibility for financial reporting and operation of EII, as well as other duties as may be assigned to Mr. Veach by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Veach a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII.  In addition to the Base Salary and Bonus, Mr. Veach may be granted options to purchase, or stock appreciation rights in, shares of the common stock of EII.  The Veach Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

On December 31, 2009, we entered into certain Assignment and Assumption Agreements with EII, Joseph Bianco, Anil Narang and Kellis Veach under which EII assigned to us all of EII’s rights, title and interest, and delegated all of its obligations and liabilities, to each of the Bianco, Narang and Veach Employment Agreements to us. In addition, we assumed all covenants, agreements, and other obligations to be performed by EII under the Bianco, Narang and Veach Employment Agreements, and Messrs Bianco, Narang and Veach each consented to the Assignment and Assumption Agreement applicable to him.

On December 31, 2009, EII entered into a Consulting Agreement with Joseph Monaco (the “Consulting Agreement”) under which Mr. Monaco was engaged through December 31, 2010 (the “Term”) to provide EII with such general business and consulting services as may be assigned to him by the board of directors, including, without limitation, advising EII, its subsidiaries, and the board with respect to (i) relationships with various state educational departments and agencies, and (ii) analyzing and pursuing potential acquisitions. During the Term, EII will pay Mr. Monaco a consulting fee of $75,000 per annum and will reimburse him for all documented out-of-pocket expenses incurred by him in the interest of the business. The Consulting Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

On December 31, 2009, Training Direct entered into an Employment Agreement with Ashok Narang (the “Training Direct Employment Agreement”) pursuant to which Mr. Narang was engaged through December 31, 2012 (the “Term”) as Training Direct’s Vice President with the responsibility for the overall operation of Training Direct, as well as other duties as may be assigned to Mr. Narang by the board of directors of the Company, including providing services to the Company and its other subsidiaries. Training Direct will pay Mr. Narang a salary of $135,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of the Company. In addition to the Base Salary and Bonus, Mr. Narang may be granted options to purchase, or stock appreciation rights in, shares of the common stock of the Company. The Training Direct Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Stock Option Grants/Issuances to Management, Directors and Consultants

On August 20, 2009, Joseph Bianco purchased options to purchase 1,166,667 (the “Bianco EII Stock Options”) shares of EII common stock at an exercise price equal to $0.25 per share with respect to 583,334 options and $0.45 per share with respect to 583,333 options in exchange for a $10,000 principal amount promissory note from Mr. Bianco, as compensation for services performed on behalf of EII in his capacity as Chief Executive Officer.

Under the merger agreement, the Bianco EII Stock Options were converted into 5-year options to purchase an aggregate of 1,279,484 shares of our common stock at an exercise price equal to $0.228 per share with respect to 639,742 options (the “Bianco Tier I Options”) and $0.41 per share with respect to 639,742 options (the “Bianco Tier II Options”). The Bianco Tier I Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier I EBTDA Per Share and the Bianco Tier II Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier II EBTDA. The Bianco Tier I and Tier II Options shall be deemed vested as of the date of grant.

Base Tier I EBTDA Per Share means: (1) $0.036 for the Measuring Year ending December 31, 2010, (2) $0.055 for the Measuring Year ending December 31, 2011, (3) $0.091 for the Measuring Year ending December 31, 2012, (4) $0.109 for the Measuring Year ending December 31, 2013, and (5) $0.137 for the Measuring Year ending December 31, 2014. Base Tier II EBTDA Per Share means: (1) $0.055 for the Measuring Year ending December 31, 2010, (2) $0.091 for the Measuring Year ending December 31, 2011, (3) $0.137 for the Measuring Year ending December 31, 2012, (4) $0.164 for the Measuring Year ending December 31, 2013, and (5) $0.191 for the Measuring Year ending December 31, 2014. EBTDA Per Share means (1) the net income after taxes (exclusive of any non-recurring or extraordinary items paid or accrued) of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year, plus (A) federal and state income taxes paid or accrued in such Measuring Year, (B) amounts paid or accrued in such Measuring Year in respect of depreciation of tangible assets, and (C) amounts paid or accrued in such Measuring Year in respect of amortization of intangible assets, including goodwill, all as set forth on the audited consolidated statements of income or operations of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year and as determined in accordance with GAAP by the Company’s independent accountants, divided by (2) the weighted average of the outstanding common stock, measured on a fully diluted basis.

On August 20, 2009, Anil Narang purchased options to purchase 1,166,667 (the “Narang EII Stock Options”) shares of EII common stock at an exercise price equal to $0.25 per share with respect to 583,334 options and $0.45 per share with respect to 583,333 options in exchange for a $10,000 principal amount promissory note from Mr. Narang, as compensation for services performed on behalf of EII in his capacity as President and Chief Operating Officer.

Under the merger agreement, the Narang EII Stock Options were converted into 5-year options to purchase an aggregate of 1,279,484 shares of our common stock at an exercise price equal to $0.228 per share with respect to 639,742 options (the “Narang Tier I Options”) and $0.41 per share with respect to 639,742 options (the “Narang Tier II Options”). The Narang Tier I Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier I EBTDA Per Share and the Narang Tier II Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier II EBTDA. The Narang Tier I and Tier II Options shall be deemed vested as of the date of grant.  Base Tier I EBTDA Per Share and EBTDA Per Share have the same meanings set forth above.

On December 31, 2009, the board of directors of EII granted Kellis Veach 5-year options to purchase 150,000 (the “Veach EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as Chief Financial Officer. The Veach EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Ashok Narang 5-year options to purchase 150,000 (the “Ashok Narang EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as President of Training Direct. The Ashok Narang EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

Under the merger agreement, the Veach and Ashok Narang Stock Options were each converted into 5-year options to purchase an aggregate of 164,505 shares of our common stock with respect to Mr. Veach and 164,505 shares of our common stock with respect to Mr. Narang, each at an exercise price of $0.50. These options are exercisable as to 82,252 shares on December 31, 2010 and as to 82,253 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Howard Spindel 5-year options to purchase 100,000 (the “Spindel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director.  The Spindel EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted Dov Perlysky 5-year options to purchase 100,000 (the “Perlysky EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Perlysky EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted David Cohen 5-year options to purchase 100,000 (the “Cohen EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Cohen EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted Jonathan Turkel 5-year options to purchase 100,000 (the “Turkel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a consultant. The Turkel EII Stock Options vest in full on the date of grant.

Under the merger agreement, the Spindel, Perlysky, Cohen and Turkel EII Stock Options were each converted into 5-year options to purchase an aggregate of (i) 109,670 shares of our common stock with respect to Mr. Spindel, (ii) 109,670 shares of our common stock with respect to Mr. Perlysky, (iii) 109,670 shares of our common stock with respect to Dr. Cohen, and (iv) 109,670 shares of our common stock with respect to Mr. Turkel, each at an exercise price of $0.50. Each of these options vest in full on the date of grant.

On December 31, 2009, the board of directors of Florham granted Leonard Katz a 5-year option to purchase an aggregate of 109,670 shares of our common stock at an exercise price of $0.50 in his capacity as a consultant. This option vests in full on the date of grant.

Florham Common Stock as Part of Merger Consideration

Under the merger agreement, the shareholders of EII were issued an aggregate of 6,000,000 shares of our common stock as part of the merger consideration. Of such shares, 2,400,000 were issued to Sanjo Squared, LLC, an entity controlled by two of our officers and directors, and 3,600,000 were issued to Kinder Investments, L.P., an entity controlled by one of our directors. Such shares are subject to the terms of lock-up agreements as set forth below.

Lock Up Agreements

All of our shares of common stock owned or to be owned by the Joseph Bianco, Anil Narang, Sanjo Squared, LLC and Kinder Investments, LP (directly or indirectly) are restricted from public or private sale for a period of twelve months following the effective date of the Reverse Merger (December 31, 2009) without our prior written consent.

Series A Convertible Preferred Stock

Under the merger agreement, the shareholders of EII were issued 250,000 shares of our Series A Preferred Stock, with each share of Series A Preferred Stock automatically convertible into 49.11333 shares of our common stock upon the filing by us of an amendment to its certificate of incorporation which increases the authorized shares of our common stock to at least 50,000,000. Of such shares, 100,000 were issued to Sanjo Squared, LLC and 150,000 were issued to Kinder Investments, L.P.

Acquisition and Escrow Shares under the Interest Purchase Agreement

On December 16, 2009, EII entered into an interest  purchase agreement with the members of Training Direct, and our company, pursuant to which EII acquired all outstanding membership interests, on a fully diluted basis, of Training Direct in exchange for (a) $200,000 cash, (b) shares of our common stock having a deemed value of  $600,000 (the “Acquisition Shares”), with such number of Acquisition Shares to be determined by dividing $600,000 by the “Discounted VWAP” (as defined below) for the 20 “Trading Days” (as defined below) immediately following the consummation of the Reverse Merger, and (c) shares of our  common stock having a deemed value of $300,000 (the “Escrow Shares”), with such number of Escrow Shares to be determined by dividing $300,000 by the Discounted VWAP for the 20 Trading Days immediately following the consummation of the Reverse Merger. The Escrow Shares will be held in escrow and released therefrom as provided in the purchase agreement. “Discounted VWAP” is defined in the purchase agreement as 70% of the “VWAP” of our common stock, but in no event less than $0.40 per share. “VWAP” is defined in the purchase agreement as a fraction, the numerator of which is the sum of the product of (i) the closing trading price for our common stock on the applicable national securities exchange on each Trading Day of the 20 Trading Days following the consummation of the Reverse Merger, and (ii) the volume of our common stock on the applicable national securities exchange for each such day and the denominator of which is the total volume of our common stock on the applicable national securities exchange during such twenty day period, each as reported by Bloomberg Reporting Service or other recognized market price reporting service. “Trading Day” is defined in the purchase agreement as any day on which the New York Stock Exchange or other national securities exchange on which our common stock trades is open for trading.

The Discounted VWAP for the twenty Trading Days after the effective date of the Reverse Merger was $1.67.  Accordingly, on March 3, 2010 we issued an aggregate of 359,281 Acquisition Shares and 179,641 Escrow Shares, of which an aggregate of 161,676 Acquisition Shares and 80,838 Escrow Shares were issued to Joseph Bianco and Anil Narang.

 Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we had not adopted prior to the Reverse Merger formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant shareholders.  However, we intend that such transactions will, on a going-forward basis, be subject to the review, approval or ratification of our board of directors, or an appropriate committee thereof.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange.  In determining whether our directors are independent, however, we intend to comply with the rules of the NYSE Amex Stock Exchange.  The board of directors also will consult with counsel to ensure that the board of directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of future audit committee members.  The NYSE Amex listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Currently we do not satisfy the “independent director” requirements of the NYSE Amex Stock Exchange, which requires that a majority of a company’s directors be independent.  Our board of directors intends to appoint additional members, each of whom will satisfy such independence requirements.

Conflicts of Interest

To date, we do not believe that there are any conflicts of interest involving our officers or directors.

With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors

DIRECTORS AND MANAGEMENT

The following discussion sets forth information regarding the directors and executive officers of Florham prior and subsequent to the Reverse Merger.  At the closing of the Reverse Merger, our sole officer resigned and Joseph Bianco was appointed as our Chief Executive Officer, Anil Narang was appointed as our President and Chief Operating Officer, and Kellis Veach was appointed as our Chief Financial Officer and Secretary. In addition, our sole director resigned and Joseph Bianco, Anil Narang, Dov Perlysky, Howard Spindel and David Cohen were appointed as our directors, with such resignation and appointments effective on January 22, 2010, representing the tenth day after mailing our Schedule 14f-1 Information Statement to our shareholders of record.

Officers and Directors Prior to the Reverse Merger

Name	Age	Position(s) with Florham
David Stahler	24	President, Chief Financial Officer, Secretary and Sole Director

David Stahler has since 2006 provided Internet professional services to our clients and other companies. Such services include designing graphic and advertising materials and providing advice with respect to websites and Internet and other marketing campaigns.  In 2008, Mr. Stahler received his B.A. degree in psychology with a minor in finance from Touro College in New York.  Mr. Stahler has also provided mentoring and counseling services to college-age adults.

Current Officers and Directors After the Reverse Merger

Name	Age	Position
Joseph J. Bianco	59	Chief Executive Officer and Chairman of the Board
Anil Narang	46	President, Chief Operating Officer and Director
Kellis Veach	67	Chief Financial Officer and Secretary
Dov Perlysky	47	Director
Howard Spindel	64	Director
David Cohen	71	Director

Joseph J. Bianco purchased Lotus Performance Cars, Inc. in 1982, which he subsequently sold to General Motors in 1987. In 1990, Mr. Bianco co-founded and became Chief Executive Officer of Alliance Entertainment Corporation. In 1996, Mr. Bianco and his partner sold control of NYSE-Listed Alliance, then the leading independent distributor of CD music in the world, and resumed his private investing activities. In 1998, an investor group led by Mr. Bianco bought the first of several magazine distributors that were consolidated into the Interlink Companies, of which Mr. Bianco was Chairman. Interlink, a leading distributor of magazines to booksellers and other retailers was sold in 2001 to the Source-Interlink Companies. From 1997 to 2000, Mr. Bianco was also Chairman of Cognitive Arts, Inc., a leading creator of educational software, which was purchased from Northwestern University. From 2003 to 2004, he served on the board of directors of Whitewing Environmental, Inc. Mr. Bianco also serves on the Board of several other private corporations as well as two non-profit organizations.  Mr. Bianco graduated from Yale Law School in 1975, where he was an editor of the Yale Law Journal. He became Associate Dean at Cardozo School of Law at Yeshiva University and is the author of two books and various articles.

Anil Narang co-founded and became President of Alliance Entertainment Corporation in 1990. In 1996, Mr. Narang and his partner sold control of NYSE-Listed Alliance, then the leading independent distributor of CD music in the world. In 1998, an investor group including Mr. Narang bought the first of several magazine distributors that were consolidated into the Interlink Companies. Interlink, a leading distributor of magazines to booksellers and other retailers was sold in 2001 to the Source-Interlink Companies. From 1997 to 2000, Mr. Narang was Vice Chairman of Cognitive Arts, Inc., a leading creator of educational software, which was purchased from Northwestern University. In 2003, Mr. Narang co-founded and became Co-CEO of Sheridan Square Entertainment, which was one of the largest independent record labels in the United States. He and his partners sold Sheridan to BTP Acquisition Corp in 2007 in a private transaction. Mr. Narang holds a Bachelor of Arts degree in economics from Colgate University, and an MBA in Finance from New York University.

Kellis Veach joined EII as Chief Financial Officer and Secretary-Treasurer in July 2009.  From 2008 to 2009, Mr. Veach was Chief Financial Officer of STB TeleMedia, Inc. From 2003 to 2008, Mr. Veach served as Vice-President of Sheridan Square Entertainment, Inc., and as Chief Financial Officer of its distribution subsidiary. Mr. Veach was a director of Woozyfly, Inc. from January to May, 2009. Mr. Veach graduated from Indiana University with a Bachelor of Science in Business.

Dov Perlysky has served as the Managing Member of Nesher LLC, a financial management company, from 2000 to the present. From 1999 to the present, he has served as a director of Engex, Inc., a closed-end mutual fund. From 2004 to the present, Mr. Perlysky has been a director of Pharma-Bio Serv, Inc., a public company providing pharmaceutical validation services. From 2007 to the present, he has served as a director of Highlands State Bank, a community bank. Mr. Perlysky earned a Bachelor of Science degree in Mathematics and Computer Science from the University of Illinois in 1985, and a Master’s of Management degree from Northwestern University, J.L. Kellogg Graduate School of Management, in 1991.

Howard Spindel is a Senior Managing Director of Integrated Management Solutions, a consulting organization that renders services to the financial services community since 1985. During 2005, he co-founded Integrated Investment Solutions LLC, an affiliated hedge fund administrator. He currently serves as the Financial and Operations Principal, Registered Options Principal or General Securities Principal of over two dozen Financial Industry Regulatory Authority (FINRA) members. Mr. Spindel currently serves on the Board of Directors of the Financial Management Society of the Securities Industry and Financial Markets Association (SIFMA), on SIFMA’s Capital Committee, on FINRA’s Small Firms Advisory Board and as chair of the Audit Committee of the Boards of Directors of two publicly-held companies, Engex, Inc. and Pharma-Bio Serv.  In 1982, Mr. Spindel was an operations partner of Greenfield Partners, a New York Stock Exchange (NYSE) member firm. In 1980, he became a financial and operations partner at S.B. Lewis & Company, a NYSE member firm specializing in arbitrage and mergers and acquisitions. In 1977, Mr. Spindel served as comptroller of Wm. D. Mayer & Co., another NYSE member firm specializing in options trading. In 1975, Mr. Spindel became associated with the NYSE as manager of the Capital and Operational Standards Section of its Regulation and Surveillance Group. In 1974, he was with Coopers & Lybrand as an audit supervisor. In 1968, Mr. Spindel began his career in the Technical Research and Review Department and on the audit staff of Oppenheim, Appel, Dixon & Co. He earned a Bachelor of Science degree in Accounting from Hunter College of the City University of New York in 1968.  In 1971, Mr. Spindel became a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

David Cohen, Ph.D, after 20 years as an academic research scientist, served as Provost at Northwestern University in the early 1990s and moved to Columbia University in 1995 to serve as Vice President and Dean of the Faculty for Arts and Sciences until 2003 and as Professor of Biological Sciences and Professor of Neuroscience in Psychiatry until 2008. He is currently Vice President and Dean of the Faculty Emeritus for Arts and Sciences at Columbia and Professor Emeritus of Neuroscience in Psychiatry and Alan H. Kempner Professor Emeritus of Biological Sciences at Columbia. Dr. Cohen has served on the board of directors of Zenith Electronics, KLi Corporation, Thuris Corporation, Learning Sciences Corporation, and Eduventures, Inc., as well as in an advisory capacity to Knowledge Investment Partners and Identity Theft 911. In addition, Dr. Cohen has served on the board of directors or trustees for various not-for-profit organizations, including the Columbia University Press, the Research Libraries Group, Trevor Day School, The Grass Foundation, Argonne National Laboratory, and the Fermi National Accelerator Laboratory. He has served as a consultant for the National Institutes of Health, the National Science Foundation, the Department of Defense, and the National Academy of Sciences His major elected offices include President of the Society for Neuroscience and Chairman of the Association of American Medical Colleges. Beginning in 2009, Dr. Cohen began serving as Provost of the University of the People, a recently launched on-line, not-for-profit global university He earned a Bachelor of Arts degree from Harvard University in 1960 and a Ph.D. from the University of California, Berkeley, in 1963.

Significant Employees

The following are employees who are not executive officers, but who are expected to make significant contributions to our business:

Timothy Sauvage, President of Valley, co-founded Valley Anesthesia Educational Programs, Inc. in 1993 and became President of Valley Anesthesia, Inc. in August 20, 2009 with the sale of assets to Valley Anesthesia, Inc. Mr. Sauvage is Chief Nurse Anesthetist at the Central Iowa Health Care System in Des Moines, Iowa. Mr. Sauvage has been in the nurse anesthesia education market for 21 years. He formerly served as Director of Veterans Affairs-Drake University Anesthesia Clinical Specialization. Mr. Sauvage’s areas of responsibility include teaching at each of Valley’s courses, assisting with updating the course manual and MemoryMasterTM, and providing overall guidance and direction for the company. Mr. Sauvage graduated from Murray State University with a Bachelor of Science in Nursing. He obtained a Master of Science in Clinical Anesthesia from the Minneapolis School of Anesthesia and has done post graduate work at Iowa State University in Ames, Iowa.

Barbara Paradise, Vice President of Valley, whose husband was a co-founder of Valley Anesthesia Educational Programs, Inc., served as Vice President of Valley Anesthesia Educational Programs, Inc. since 2001, and became Vice President of Valley Anesthesia, Inc. in August 2009 with the sale of assets to Valley Anesthesia, Inc. Ms Paradise contributes to the overall vision of the company, and her responsibilities include overseeing the office operations, preparing marketing materials, coordinating production/printing of the course manual and MemoryMasterTM, order processing, and customer service.  Ms. Paradise graduated from University of Wisconsin – Stout with a degree in Home Economics and has done some graduate work at the University of Minnesota.

Joseph Monaco, President of Training Direct, has been involved in proprietary education since 1980. Over the past 30 years, he has held positions as President, Chief Operating Officer, Chief Financial Officer, and Licensed School Director, for more than 8 post-secondary institutions. He has served on multiple State Association Boards of Directors, and has been active with multiple Federal Accrediting Bureaus. Mr. Monaco has worked closely with the State Education Department, Officials, and State Agencies supporting Vocational Training and other Federal and State Higher Education Organizations. Mr. Monaco attended Fairfield University, Fairfield CT and has received various recognition and achievement awards for his service to the Vocational – Proprietary School sector.

Ashok Narang, Vice President of Training Direct, joined Training Direct as Vice President and Director in the Spring of 2004. Mr. Narang has a Bachelor of Arts in Political Science from Syracuse University, a Master of Science Degree in Education from the University of Bridgeport and a 6th Year Professional Diploma for Advanced Study in Educational Management and Administration, also from the University of Bridgeport.

Board of Directors

All directors will hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors.

Role of the Board of Directors

Pursuant to Delaware law, our business, property and affairs are managed under the direction of the Company’s board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of the Company’s business by participating in board meetings, by reviewing analyses and reports sent to them regularly, and through discussions with its executive officers.

Board Committees

We have not established an audit committee, compensation committee, nominating committee or other committee of our board of directors. However, we intend to establish an audit committee, compensation committee, nominating committee or other committee of our board of directors which complies with the independence and other rules of the NYSE Amex Stock Exchange.

Advisory Board

We do not currently have an advisory board.

Compensation of the Board of Directors

Directors who are also our employees do not receive additional compensation for serving on the Board. Non-employee directors are not paid any annual cash fee. In addition, directors are entitled to receive options under our stock option plan. All directors are reimbursed for their reasonable expenses incurred in attending Board meetings.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange.  In determining whether our directors are independent, however, we intend to comply with the rules of the NYSE Amex Stock Exchange.  The board of directors also will consult with counsel to ensure that the board of directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of future audit committee members.  The NYSE Amex listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Currently we do not satisfy the “independent director” requirements of the NYSE Amex Stock Exchange, which requires that a majority of a company’s directors be independent.  Our board of directors intends to appoint additional members, each of whom will satisfy such independence requirements.

Family Relationships

Anil Narang, our President, Chief Operating Officer and Director, and Ashok Narang, the Vice President and Director of Training Direct, are brothers. Except as set forth in the precedent sentence, there are no family relationships among directors and executive officers.

Involvement in Certain Legal Proceedings.

None of our officers or directors have, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and shareholders holding more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Executive officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to us for the year ended December 31, 2009, the Section 16(a) reports required to be filed by our executive officers, directors and greater-than-10% shareholders were filed on a timely basis.

Code of Ethics

As of the date of this information statement, we have not adopted a Code of Ethics applicable to all of our employees, officers and directors, wherever they are located and whether they work for the Company on a full or part-time basis.  The Company intends to adopt a Code of Ethics in the near future so that it complies with the NYSE Amex rules and regulations. The Code will provide rules and procedures to help the Company’s employees, officers and directors recognize and respond to situations that present ethical issues.   Compliance with this code will be mandatory and those who violate the standards in this Code will be subject to disciplinary action.

Executive Compensation.

The following table sets forth certain information concerning the compensation of the chief executive officer and certain of other executive officers of the Company whose aggregate cash compensation exceeded $100,000 (other than the chief executive officer) for each of the last two fiscal years.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph J. Bianco, CEO and Chairman	2009	$26,250	$-0-	$-0-	$4,000	$-0-	$-0-	$-0-	$30,250
	2008	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
David Stahler (1)	2009	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
	2008	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

(1) Prior to the Reverse Merger, no compensation was paid to David Stahler for his services as our former President, Chief Financial Officer and Secretary. In addition, Mr. Stahler did not receive any other compensation, whether in the form of stock awards, stock options, or otherwise. Prior to the Reverse Merger, no compensation was paid to David Stahler for his services as our former sole director.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information with respect to stock awards and grants of options to purchase our common stock to the named executive officers during the fiscal year ended December 31, 2009.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph J. Bianco, CEO and Chairman	-0-	639,742	-0-	$0.228	12/31/14	-0-	$-0-	-0-	$-0-
	-0-	639,742	-0-	$0.41	12/31/14	-0-	$-0-	-0-	$-0-
Anil Narang, President, COO and Director	-0-	639,742	-0-	$0.228	12/31/14	-0-	$-0-	-0-	$-0-
	-0-	639,742	-0-	$0.41	12/31/14	-0-	$-0-	-0-	$-0-
Kellis Veach, CFO	-0-	164,505	-0-	$0.50	12/31/14	-0-	$-0-	-0-	$-0-

Director Compensation

The following table sets forth with respect to the named directors, compensation information inclusive of equity awards and payments made in the year end December 31, 2009. Joseph J. Bianco, our CEO and Chairman, is included in the Summary Compensation Table.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Dov Perlysky	$-0-	$-0-	$149,283	$-0-	-0-	$-0-	$149,283
David Cohen	$-0-	$-0-	$149,283	$-0-	-0-	$-0-	$149,283
Howard Spindel	$-0-	$-0-	$149,283	$-0-	-0-	$-0-	$149,283
Anil Narang	$-0-	$-0-	$-0-	$-0-	-0-	$-0-	$-0-

Stock Incentive Plan

We had no stock incentive plans as of the fiscal year ended December 31, 2008.

On December 23, 2009, our board of directors have consented in writing to approve our 2009 Stock Incentive Plan for key employees, directors, consultants and others providing services to us, pursuant to which up to 1,500,000 shares of common stock shall be authorized for issuance thereunder. On May 19, 2010, Kinder Investments, L.P. and Sanjo Squared, LLC, each affiliates of the Company, have entered into a written shareholder consent authorizing each of the name change, the share capital increase and the 2009 Stock Incentive Plan.  The following paragraphs describe the principal terms of the 2009 Plan.

Purpose. The purpose of the 2009 Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of awards. By granting awards to such individuals, the Company expects that the interests of the recipients will be better aligned with the interests of the Company.

Stock Subject to the 2009 Plan. Currently a total of 1,500,000 shares of Common Stock may be issued under the 2009 Plan, subject to adjustments. The Company may use shares held in treasury in lieu of authorized but unissued shares. If any award expires or terminates, the shares subject to such award shall again be available for purposes of the 2009 Plan. Any shares used by the participant as payment to satisfy a purchase price related to an award, and any shares withheld by the Company to satisfy an applicable tax-withholding obligation, shall again be available for purposes of the 2009 Plan.

Administration of the 2009 Plan. The 2009 Plan is administered by the board of directors. The board of directors has sole discretion over determining individuals eligible to participate in the 2009 Plan and the time or times at which awards will be granted and the number of shares, if applicable, which will be granted under an award. Subject to certain limitations, the board of directors’ power and authority includes, but is not limited to, the ability to interpret the 2009 Plan, to establish rules and regulations for carrying out the 2009 Plan and to amend or rescind any rules previously established, to determine the terms and provisions of the award agreements and to make all other determinations necessary or advisable for the administration of the 2009 Plan.

Eligible Persons. Any employee or director, as well as consultant to the Company, who is selected by the board of directors is eligible to receive awards. The board of directors will consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective awards, provided that incentive stock options may only be granted to employees.

Grant of Awards. The types of awards that may be granted under the 2009 Plan are stock options (either incentive stock options or non-qualified stock options), stock appreciation rights, performance-based awards, as well as other stock-based awards and cash-based awards. Awards are evidenced by an agreement and an award recipient has no rights as a stockholder with respect to any securities covered by an award until the date the recipient becomes a holder of record of the Common Stock.

On the date of the grant, the exercise price must equal at least 100% of the fair market value in the case of incentive stock options, or 110% of the fair market value with respect to optionees who own at least 10% of the total combined voting power of all classes of stock. The fair market value is determined by computing the arithmetic mean of the high and low stock prices on a given determination date. The exercise price on the date of grant is determined by the board of directors in the case of non-qualified stock options.

Stock appreciation rights granted under the 2009 Plan are subject to the same terms and restrictions as the option grants and may be granted independent of, or in connection with, the grant of options. The board of directors determines the exercise price of stock appreciation rights. A stock appreciation right granted independent of an option entitles the participant to payment in an amount equal to the excess of the fair market value of a share of the Common Stock on the exercise date over the exercise price per share, times the number of stock appreciation rights exercised. A stock appreciation right granted in connection with an option entitles the participant to surrender an unexercised option and to receive in exchange an amount equal to the excess of the fair market value of a share of the Common Stock over the exercise price per share for the option, times the number of shares covered by the option which is surrendered. Fair market value is determined in the same manner as it is determined for options.

The board of directors may also grant awards of stock, restricted stock and other awards valued in whole or in part by reference to the fair market value of the Common Stock. These stock-based awards, in the discretion of the board of directors, may be, among other things, subject to completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Additionally, the board of directors may grant awards of cash, in values to be determined by the board of directors. If any awards are in excess of $1,000,000 such that Section 162(m) of the Internal Revenue Code applies, the board may, in its discretion, alter its compensation practices to ensure that compensation deductions are permitted.

Awards granted under the 2009 Plan are generally not transferable by the participant except by will or the laws of descent and distribution, and each award is exercisable, during the lifetime of the participant, only by the participant or his or her guardian or legal representative, unless permitted by the committee.

Awards Granted.  As of December 31, 2009, the Company has granted the following options under the 2009 Plan:

On December 31, 2009, the board of directors of EII granted Kellis Veach 5-year options to purchase 150,000 (the “Veach EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as Chief Financial Officer. The Veach EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Ashok Narang 5-year options to purchase 150,000 (the “Ashok Narang EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as Vice President of Training Direct. The Ashok Narang EII Stock Options shall be exercisable as to 75,000 shares on December 31, 2010 and as to 75,000 shares on December 31, 2011.

Under the Merger Agreement, the Veach and Ashok Narang Stock Options were each converted into 5-year options to purchase an aggregate of 164,505 shares of Florham Common Stock with respect to Mr. Veach and 164,505 shares of Florham Common Stock with respect to Mr. Narang, each at an exercise price of $0.50. These options are exercisable as to 82,252 shares on December 31, 2010 and as to 82,253 shares on December 31, 2011.

On December 31, 2009, the board of directors of EII granted Howard Spindel 5-year options to purchase 100,000 (the “Spindel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director.  The Spindel EII Stock Options vest in full on the date of grant.

           On December 31, 2009, the board of directors of EII granted Dov Perlysky 5-year options to purchase 100,000 (the “Perlysky EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Perlysky EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted David Cohen 5-year options to purchase 100,000 (the “Cohen EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a director. The Cohen EII Stock Options vest in full on the date of grant.

On December 31, 2009, the board of directors of EII granted Jonathan Turkel 5-year options to purchase 100,000 (the “Turkel EII Stock Options”) shares of EII common stock at an exercise price equal to $0.50 per share, as compensation for services performed on behalf of EII in his capacity as a consultant. The Turkel EII Stock Options vest in full on the date of grant.

Under the Merger Agreement, the Spindel, Perlysky, Cohen and Turkel EII Stock Options were each converted into 5-year options to purchase an aggregate of (i) 109,670 shares of Florham Common Stock with respect to Mr. Spindel, (ii) 109,670 shares of Florham Common Stock with respect to Mr. Perlysky, (iii) 109,670 shares of Florham Common Stock with respect to Dr. Cohen, and (iv) 109,670 shares of Florham Common Stock with respect to Mr. Turkel, each at an exercise price of $0.50. Each of these options vest in full on the date of grant.

On December 31, 2009, the board of directors of Florham granted Leonard Katz a 5-year option to purchase an aggregate of 109,670 shares of Florham Common Stock at an exercise price of $0.50 in his capacity as a consultant. This option vests in full on the date of grant.

Amendment. The 2009 Plan may be amended, altered, suspended or terminated by the administrator at any time. The Company may not alter the rights and obligations under any award granted before amendment of the 2009 Plan without the consent of the affected participant. Unless terminated sooner, the 2009 Plan will terminate automatically on December 23, 2019.

Employment and Consulting Agreements

Bianco Employment Agreement

On August 20, 2009, EII entered into an Employment Agreement with Joseph Bianco (the “Bianco Employment Agreement”) pursuant to which Mr. Bianco was engaged through December 31, 2012 (the “Term”) as EII’s Chief Executive Officer with the responsibility for the overall operation of EII, as well as other duties as may be assigned to Mr. Bianco by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Bianco a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII.

In addition to the Base Salary and Bonus, Mr. Bianco may be granted options to purchase, or stock appreciation rights in, shares of the common stock of EII. On August 20, 2009, Mr. Bianco purchased options to purchase 1,166,667 (the “Bianco EII Stock Options”) shares of EII common stock at an exercise price equal to $0.25 per share with respect to 583,334 options and $0.45 per share with respect to 583,333 options in exchange for a $10,000 principal amount promissory note from Mr. Bianco. Under the Merger Agreement, the Bianco EII Stock Options were converted into 5-year options to purchase an aggregate of 1,279,484 shares of Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options (the “Bianco Tier I Options”) and $0.41 per share with respect to 639,742 options (the “Bianco Tier II Options”). The Bianco Tier I Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier I EBTDA Per Share and the Bianco Tier II Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier II EBTDA. The Bianco Tier I and Tier II Options shall be deemed vested as of the date of grant.

Base Tier I EBTDA Per Share means: (1) $0.036 for the Measuring Year ending December 31, 2010, (2) $0.055 for the Measuring Year ending December 31, 2011, (3) $0.091 for the Measuring Year ending December 31, 2012, (4) $0.109 for the Measuring Year ending December 31, 2013, and (5) $0.137 for the Measuring Year ending December 31, 2014. Base Tier II EBTDA Per Share means: (1) $0.055 for the Measuring Year ending December 31, 2010, (2) $0.091 for the Measuring Year ending December 31, 2011, (3) $0.137 for the Measuring Year ending December 31, 2012, (4) $0.164 for the Measuring Year ending December 31, 2013, and (5) $0.191 for the Measuring Year ending December 31, 2014. EBTDA Per Share means (1) the net income after taxes (exclusive of any non-recurring or extraordinary items paid or accrued) of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year, plus (A) federal and state income taxes paid or accrued in such Measuring Year, (B) amounts paid or accrued in such Measuring Year in respect of depreciation of tangible assets, and (C) amounts paid or accrued in such Measuring Year in respect of amortization of intangible assets, including goodwill, all as set forth on the audited consolidated statements of income or operations of the Company and its consolidated subsidiaries (if any) in the applicable Measuring Year and as determined in accordance with GAAP by the Company’s independent accountants, divided by (2) the weighted average of the outstanding Common Stock, measured on a fully diluted basis.

The Bianco Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Narang Employment Agreement

On August 20, 2009, EII entered into an Employment Agreement with Anil Narang (the “Narang Employment Agreement”) pursuant to which Mr. Narang was engaged through December 31, 2012 (the “Term”) as EII’s President and Chief Operating Officer with the responsibility for the overall operation of EII together with Mr. Bianco, as well as other duties as may be assigned to Mr. Narang by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Narang a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII.

In addition to the Base Salary and Bonus, Mr. Narang may be granted options to purchase, or stock appreciation rights in, shares of the common stock of EII. On August 20, 2009, Mr. Narang purchased options to purchase 1,166,667 (the “Narang EII Stock Options”) shares of EII common stock at an exercise price equal to $0.25 per share with respect to 583,334 options and $0.45 per share with respect to 583,333 options in exchange for a $10,000 principal amount promissory note from Mr. Narang. Under the Merger Agreement, the Narang EII Stock Options were converted into 5-year options to purchase an aggregate of 1,279,484 shares of Common Stock at an exercise price equal to $0.228 per share with respect to 639,742 options (the “Narang Tier I Options”) and $0.41 per share with respect to 639,742 options (the “Narang Tier II Options”). The Narang Tier I Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier I EBTDA Per Share and the Narang Tier II Options shall be exercisable only if the EBTDA Per Share for the applicable Measuring Period exceeds the Base Tier II EBTDA. The Narang Tier I and Tier II Options shall be deemed vested as of the date of grant.  Base Tier I EBTDA Per Share and EBTDA Per Share have the same meanings set forth above under the heading “Bianco Employment Agreement”.

The Narang Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Veach Employment Agreement

On August 20, 2009, EII entered into an Employment Agreement with Kellis Veach (the “Veach Employment Agreement”) pursuant to which Mr. Veach was engaged through December 31, 2012 (the “Term”) as EII’s Chief Financial Officer with the responsibility for financial reporting and operation of EII, as well as other duties as may be assigned to Mr. Veach by the board of directors of EII, including providing services to EII and its other subsidiaries. EII pays to Mr. Veach a salary of $70,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of EII. Commencing on January 1, 2010, the Base Salary will be increased to an annual amount which shall be commensurate with both (i) the trailing twelve-month consolidated pro-forma (based on acquisitions or other material events that may occur) earnings before interest, taxes, depreciation and amortization of intangible assets of the EII Group for the fiscal year ended December 31, 2009, and (ii) the then business prospects of the EII Group, all as shall be determined by the independent members of the Board of Directors of EII.  In addition to the Base Salary and Bonus, Mr. Veach may be granted options to purchase, or stock appreciation rights in, shares of the common stock of EII.

The Veach Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Assignment and Assumption Agreements

On December 31, 2009, Florham entered into certain Assignment and Assumption Agreements with EII, Joseph Bianco, Anil Narang and Kellis Veach under which EII assigned to Florham all of EII’s rights, title and interest, and delegated all of its obligations and liabilities, to each of the Bianco, Narang and Veach Employment Agreements to Florham. In addition, Florham assumed all covenants, agreements, and other obligations to be performed by EII under the Bianco, Narang and Veach Employment Agreements, and Messrs Bianco, Narang and Veach each consented to the Assignment and Assumption Agreement applicable to him.

Joseph Monaco Consulting Agreement

On December 31, 2009, EII entered into a Consulting Agreement with Joseph Monaco (the “Consulting Agreement”) under which Mr. Monaco was engaged through December 31, 2010 (the “Term”) to provide EII with such general business and consulting services as may be assigned to him by the board of directors, including, without limitation, advising EII, its subsidiaries, and the board with respect to (i) relationships with various state educational departments and agencies, and (ii) analyzing and pursuing potential acquisitions. During the Term, EII will pay Mr. Monaco a consulting fee of $75,000 per annum and will reimburse him for all documented out-of-pocket expenses incurred by him in the interest of the business. The Consulting Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Ashok Narang Employment Agreement with Training Direct

On December 31, 2009, Training Direct entered into an Employment Agreement with Ashok Narang (the “Training Direct Employment Agreement”) pursuant to which Mr. Narang was engaged through December 31, 2012 (the “Term”) as Training Direct’s Vice President with the responsibility for the overall operation of Training Direct, as well as other duties as may be assigned to Mr. Narang by the board of directors of the Company, including providing services to the Company and its other subsidiaries. Training Direct will pay Mr. Narang a salary of $135,000 per annum (the “Base Salary”) and he is entitled to receive an annual bonus (the “Bonus”) as shall be determined in the sole discretion of the independent members of the board of directors of the Company. In addition to the Base Salary and Bonus, Mr. Narang may be granted options to purchase, or stock appreciation rights in, shares of the common stock of the Company. The Training Direct Employment Agreement contains customary confidentiality, non-competition and non-solicitation provisions.

Limitation on Liability and Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys' fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys' fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, agreement, and a vote of stockholders or disinterested directors or otherwise.

Our certificate of incorporation provides that we will indemnify and hold harmless, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants us the power to indemnify.

The Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for any breach of the director's duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; payments of unlawful dividends or unlawful stock repurchases or redemptions, or any transaction from which the director derived an improper personal benefit.

Our certificate of incorporation provides that, to the fullest extent permitted by applicable law, none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

We have had no changes in, or disagreements with, our independent registered public accountants with respect to accounting practices or procedures or financial disclosure.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable.

DESCRIPTION OF SECURITIES

Authorized Capital Stock

Our authorized capital stock of consists of 12,000,000 shares of common stock, par value $0.0001 per share and 2,000,000 shares of “blank check” preferred stock, par value $0.0001 per share.  As of the date of this statement, we have 7,567,656 shares of common stock issued and outstanding and 250,000 shares of Series A Convertible Preferred Stock issued and outstanding.

The following summary description relating to our capital stock and other securities does not purport to be complete.

Common Stock

Holders of common stock are entitled to cast one vote for each share on all matters submitted to a vote of shareholders, including the election of directors.  The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefore (see “Dividend Policy ’). Such holders do not have any preemptive or other rights to subscribe for additional shares. All holders of common stock are entitled to share ratably in any assets for distribution to shareholders upon the liquidation, dissolution or winding up of the Company. There are no conversion, redemption or sinking fund provisions applicable to the common stock.  All outstanding shares of common stock are fully paid and non-assessable.

Preferred Stock

Our Board of Directors is authorized, without further action by the shareholders, to issue, from time to time, up to 2,000,000 shares of preferred stock in one or more classes or series.  Similarly, the Board of Directors will be authorized to fix or alter the designations, powers, preferences, and the number of shares which constitute each such class or series of preferred stock.  Such designations, powers or preferences may include, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share), redemption rights (including sinking fund provisions, if any), and liquidation preferences of any unissued shares or wholly unissued series of preferred stock. As of the date hereof and under the merger agreement, the shareholders of EII were issued 250,000 shares of our Series A Preferred Stock.

Except for the Series A Preferred Stock issued to the shareholders of EII under the merger agreement, it is not possible to state the actual effect of any authorization of preferred stock upon the rights of holders of common stock until the Board of Directors determines the specific rights of the holders of any series of preferred stock.  The Board of Director’s authority to issue preferred stock also provides a convenient vehicle in connection with possible acquisitions and other corporate purposes, but could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock.  Accordingly, the issuance of preferred stock may be used as an “anti-takeover” device without further action on the part of our stockholders, and may adversely affect the holders of the common stock.

The Series A Preferred Stock

Each share of Series A Preferred Stock:

(a)    is automatically convertible into 49.11333 shares of our common stock upon the filing by us of an amendment to its certificate of incorporation which increases the authorized shares of our common stock to at least 50,000,000;

(b)    provides that holders shall be entitled to receive dividends when, as and if declared by the Board of Directors.  No cash dividends or distributions shall be declared or paid or set apart for payment on the common stock unless such cash dividend or distribution is likewise declared, paid or set apart for payment on the Series A Preferred Stock in an amount equal to the dividend or distribution that would be payable if all of the issued and outstanding shares of the Series A Preferred Stock had been fully converted into common stock on the day immediately prior to the date which shall be the earliest to occur of the declaration, payment, or distribution or such dividend;

(c)    has a par value of $0.0001 per share;

(d)    has a stated or liquidation value of $0.01 per share (the “Stated Value”);

(e)    has a preference over our common stock on liquidation or sale of our company equal to the sum of the Stated Value per share and an amount equal to all unpaid dividends on the Series A Preferred Stock, if any; and

(f)    votes together with our common stock on an “as converted basis.”

The conversion price and the number of shares of common stock issuable upon conversion of the Series A Preferred Stock are subject to customary adjustments as set forth in the Certificate of Designations of the Series A Preferred Stock.

Warrants

We have outstanding warrants to purchase an aggregate of 52,000 shares of common stock at an exercise price equal to $0.05 per share.  The warrants are exercisable on or after March 12, 2010 through and until June 30, 2016.  The holders of such warrants have cashless exercise rights.  On June 1, 2010, holders of warrants to purchase an aggregate of 878,000 shares of our common stock exercised such warrants on a cashless basis pursuant to which we issued an aggregate of 862,034 shares to such holders.

In addition, on June 30, 2010, we consummated a private offering with two accredited investors and/or qualified institutional buyers  pursuant to which we sold and issued to the investors (i) an aggregate of $150,000 of our 13.5% promissory notes due September 30, 2010; and (ii) warrants to purchase an aggregate of 70,500 shares of our common stock at an exercise price of $0.50 per share, subject to certain adjustments as set forth therein, beginning on June 30, 2010 through June 30, 2015.

Trading Information

Our common stock is currently approved for quotation on the OTCBB maintained by FINRA under the symbol “FHMS.”

Transfer Agent

The transfer agent for our common stock is American Stock Transfer & Trust Co. LLC, 59 Maiden Lane, New York, N.Y. 10038.

SHARES ELIGIBLE FOR FUTURE SALE

As of the date hereof, we have 7,567,656 shares of our common stock issued and outstanding, of which 179,641 shares are held in escrow and are subject to earnout provisions. On August 31, 2010, we filed Amendment 2 to our registration statement on Form S-1 which registers an aggregate of 1,078,234 shares of common stock for resale by the selling stockholders named therein, including (i) 1,026,234 shares of common stock, of which 164,200 shares were issued and outstanding prior to the Reverse Merger and 862,034 shares were issued in June 2010 upon cashless exercise by the holders of our June 2006 warrants, and (ii) 52,000 shares issuable upon exercise of warrants at an exercise price of $0.05 per share.  The warrants are exercisable on or after March 12, 2010. Upon the declaration of effectiveness of the registration statement by the SEC, such 1,078,234 shares will be freely tradable without restriction or further registration under the Securities Act, except for any shares held by any of our affiliates within the meaning of Rule 144 under the Securities Act. All of our outstanding shares were issued as restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering and will not be eligible for sale under Rule 144.

Rule 144

The SEC has recently adopted amendments to Rule 144 which became effective on February 15, 2008 and which apply to securities acquired both before and after that date. Under these amendments, a person who has beneficially owned restricted shares of our shares for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months preceding the sale. Persons who have beneficially owned restricted ordinary shares for at least six months but who are our affiliates at the time of, or any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

•	1% of the number of ordinary shares then outstanding; and

•	the average weekly trading volume of our ordinary shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale;

provided, in each case, that we are subject to the Exchange Act periodic reporting requirements for at least three months preceding the sale. Such sales, both by affiliates and by non-affiliates, must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Historically, the SEC has taken the position that Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies. The SEC has codified and expanded this position in the amendments discussed above by prohibiting the use of Rule 144 for resale of securities issued by any shell company (other than a business combination related shell company) or any issuer that has been at any time previously a shell company. The SEC has provided an important exception to this prohibition, however, if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•
the issuer of the securities has filed all Exchange Act reports and materials required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements, and other information with the SEC. You may read and copy our filed reports, proxy statements, and other information at the SEC's Public Reference Room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. Copies of the materials filed with the SEC can be obtained from the public reference section of the SEC at prescribed rates. Statements contained in this information statement as to the contents of any contract or other document filed as an exhibit to this information statement or our other filed reports are not necessarily complete and in each instance reference is made to the copy of the document filed as an exhibit to this information statement or our other filed reports, each statement made in this information statement relating to such documents being qualified in all respect by such reference.

STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Representatives of our independent registered public accounting firm will be invited to be present at the next annual meeting of stockholders and such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.  Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process, which is commonly referred to as “householding,” provides potentially extra convenience for stockholders, is environmental friendly, and represents cost savings for companies.

For this Information Statement, a number of brokers with account holders who are the Company’s stockholders will be “householding” this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the effected stockholders. Once you have received notice from your broker or from the Company that either of them will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in “householding” and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request “householding” by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather then through a brokerage account, you should direct your written request directly to the Corporate Secretary, Florham Consulting Corp., 845 Third Avenue, 6th Floor, New York, New York 10022.

DOCUMENTS INCORPORATED BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement, except for any information that is superseded or modified by information contained directly in this Information Statement or in any other subsequently filed document that is also incorporated by reference herein. This Information Statement incorporates by reference the information set forth below that the Company has previously filed with the SEC and that is being delivered to you along with this Information Statement.

The following information, beginning on the page numbers noted below, contained in our Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on July 28, 2010, is incorporated by reference herein:

•	Business, page 4;
•	The Agreement and Plan of Merger, page 5;
•	The Interest Purchase Agreement, page 6;
•	Risk Factors, page 16;
•	Properties, page 22;

•	Legal Proceedings, page 22;
•	Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 27;
•	Financial Statements and Supplementary Data, page F-1;
•	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure, page 33;
•	Controls and Procedures, page 33;
•	Directors, Executive Officers and Corporate Governance, page 35;
•	Executive Compensation, page 38; and
•	Certain Relationships and Related Transactions, and Director Independence, page 45.

In addition, the following information, beginning on the page numbers noted below, contained in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 13, 2010, is incorporated by reference herein:

•	Financial Statements, page F-1;
•	Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 5;
•	Controls and Procedures, page 9;
•	Legal Proceedings, page 9; and
•	Unregistered Sales of Equity Securities and Use of Proceeds, page 9.

By Order of the Board of Directors

/s/ Joseph J. Bianco
Joseph J. Bianco
Chief Executive Officer and Chairman

 INDEX TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Financial Statements	P-2
Unaudited Pro Forma Condensed Consolidated Statement of Operations	P-3
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	P-4 – P-5

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial information is based upon historical consolidated financial statements of Educational Investors, Inc. and its wholly owned subsidiary Valley Anesthesia, Inc. (EII and VAI, respectively), Valley Anesthesia Educational Programs, Inc. (VAEP) and Training Direct, LLC (TD LLC) financial statements included elsewhere herein. The pro forma financial information has been prepared to reflect the Merger as a Reverse Merger between EII and Florham and the acquisition of TD LLC by EII immediately after the Reverse Merger. The acquisitions of Florham and TD LLC by EII were accounted for as purchase accounting transactions. The historical consolidated financial information has been adjusted to give effect to pro forma events that are directly attributable to the Merger and factually supportable and reasonably estimable with respect to option expense calculations and contingent earnout fair value calculations. The unaudited pro forma condensed consolidated statements of operations, which have been prepared for the year ended December 31, 2009, gives effect to the Merger and the Acquisition as if they had occurred at the beginning of the period presented. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2009 gives effect to VAI’s purchase on August 20, 2009 of VAEP’s net assets as if it occurred at the beginning of the period.

UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	Florham Consulting Corp. (Historical) (Audited)	Training Direct, LLC (Historical) (Audited)	Valley Anesthesia Programs, For the period from January 1, 2009 through August 20, 2009 (Historical) (Audited)		Proforma Adjustments	Proforma Consolidated (Unaudited)

Revenue, Net	$850,285	$1,149,489	$923,903		$-	$2,923,677

Operating Expenses
Cost of revenue	221,155	623,106	196,502			1,040,763
Selling and administrative expenses	377,590	418,469	249,454	C	131,250	1,176,763
Acquisition-related costs	393,015					393,015
Stock based compensation	754,417			B	344,261	1,098,678
Depreciation and amortization	140,490	19,531	6,578	A	330,571	497,170
	1,886,667	1,061,106	452,534		806,082	4,206,390

Income (Loss) from Operations	(1,036,382)	88,383	471,369		(806,082)	(1,282,713)

Other Income (Expense)
Interest income	293	11	3,674	D	507	4,485
Interest expense	(37,867)	(2,202)		E	(78,278)	(118,347)
	(37,574)	(2,191)	3,674		(77,771)	(113,861)

Loss Before Income Taxes	(1,073,956)	86,192	475,043		(883,853)	(1,396,575)

Income Taxes
Current	19,245	-	-	F	25,000	44,245
Deferred	(19,245)	-	-	F	(25,000)	(44,245)
	-	-	-		-	-

Net Loss	$(1,073,956)	$86,192	$475,043		$(883,853)	$(1,396,575)

Net loss per share, basic and diluted						$(0.21)

Weighted average shares used to compute proforma basic and diluted net loss per share						6,525,981

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.	Basis of Presentation

On December 31, 2009, Florham, EII and the EII Securityholders deemed all closing conditions to be satisfied and, accordingly, consummated the purchase and sale of the subject interests as outlined in the Merger Agreement and the Purchase Agreement, effectively completing the Reverse Merger and the TD LLC acquisition, all as more fully described elsewhere throughout this filing. The consolidated company will change its name to Oak Tree Educational Partners, Inc.

As a result of the Reverse Merger, Florham owns 100% of the capital stock of EII, EII owns 100% of the capital stock of Valley Anesthesia, Inc., which in turn owns certain assets and assumed certain liabilities and operations of VAEP, and EII owns 100% of the membership interests of TD LLC. The former stockholders of EII own an aggregate of 6,000,000 shares of Florham common stock after giving effect to the transactions, but before giving effect to dilution resulting from the conversion by the former stockholders of EII of any of their shares of Series A Preferred Stock or exercise of any options to purchase common stock issued to our officers, directors and consultants. See Description of Securities, and elsewhere throughout the document, for further details with respect to post Reverse Merger ownership, potential dilution and other related factors.  Under accounting principles generally accepted in the United States, the share exchange is considered to be an in substance capital transaction, as opposed to a business combination.  Accordingly, the share exchange is equivalent to the issuance of stock by Florham for the net monetary assets of EII, accompanied by a recapitalization, and is accounted for as a change in capital structure.  Accordingly, the accounting for the share exchange is identical to that resulting from the reverse acquisition, with no goodwill being recorded.  Under reverse takeover accounting, the post reverse acquisition fiscal 2009 historical financial statements of the legal acquirer, Florham, are those of the legal acquiree which is considered to be the accounting acquirer, EII.  Shares and per share amounts reported have been adjusted to reflect the recapitalization resulting from the reverse merger.

The consolidated company’s principal executive offices are located in 845 Third Ave., New York, NY, and its principal operating offices continue to be located in Clive, IA and Bridgeport, CT. See “Security Ownership of Certain Beneficial Owners and Management and Principal Stockholders” for a detailed description of the post Reverse Merger management team.

2.	Purchase Price

Prior to the Reverse Merger, Florham was an OTCBB traded public corporation principally deriving its revenues from offering Internet professional services, including the provision of integrated strategic creative and technology services enabling its clients to maximize their respective Internet businesses. The Board of Directors of Florham assessed its operations, and identified the business of the EII Group as a candidate to expand the potential for future profits, cash flows and correspondingly increase stockholder value, and therefore entered into the agreements that effectively allowed for the Reverse Merger consummation.

3.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements include pro forma adjustments to give effect to the statement of operations of Florham as of December 31, 2009, as the pro forma adjustments relate to the Reverse Merger and the TD LLC acquisition transactions.

A.	To reflect the impact in the pro forma financial statements of amortization expense resulting from the acquisition of identifiable intangible assets:

Pro forma adjustment description

Amortization expense	330,571

B.
To reflect the impact in the pro forma financial statements of the compensatory element of the unvested portion of time vesting options granted to management on December 31, 2009 as if those options were granted at the beginning of the pro forma period:

Pro forma adjustment description

Stock Based compensation	344,261

C.
To reflect the net impact in the pro forma financial statements of the revised employment agreements of management as if the revised agreements became effective at the beginning of the pro forma period:

Pro forma adjustment description

Salaries	131,250

D.	To reflect the impact in the pro forma financial statements related to interest income earned on the notes receivable from officers/stockholders taken back on the option sales:

Pro forma adjustment description

Interest income	507

E.	To reflect the impact in the pro forma financial statements related to interest expense on notes payable in connection with net assets purchased from VAEP from January 1 to date note issued:

Pro forma adjustment description

Interest expense	78,278

F.
To reflect the impact in the pro forma financial statements related to current and deferred income tax expense related to pro forma results of operations as if the transactions occurred at the beginning of the period:

Pro forma adjustment description

Deferred tax benefit	44,000
Current tax expense (reduction to current tax expense)	(44,000)

INDEX TO HISTORICAL FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Florham Consulting Corp. and Subsidiaries

We have audited the accompanying consolidated balance sheet of Florham Consulting Corp. and Subsidiaries (the "Company"), as of December 31, 2009, and the related consolidated statements of operations, change in shareholders' equity, and cash flows for the period from inception (July 20, 2009) to December 31, 2009. The Company's management is responsible for these consolidated financial statements.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing auditing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Florham Consulting Corp. and Subsidiaries as of December 31, 2009 and the results of its consolidated operations and its cash flows for the initial period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the accompanying 2009 consolidated financial statements have been restated.

/s/ Raich Ende Malter & Co. LLP

RAICH ENDE MALTER & CO. LLP
New York, New York
March 31, 2010 (July 28, 2010 as to the effects of the restatement discussed in Note 1)

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Consolidated Balance Sheet
December 31, 2009 (Restated)

ASSETS
Current Assets
Cash and cash equivalents	$560,497
Accounts receivable, net of allowance for uncollectable accounts of $12,688	177,237
Inventory	43,836
Other current assets	41,197
822,767

Fixed Assets
Furniture and equipment	96,797
Leasehold improvements	73,575
170,372
Accumulated Depreciation	(5,394)
164,978

Other Assets
Tradename/Trademark/content/customer relationships/certification and other intangibles, net of $114,066 in accumulated amortization	3,994,935
Non-compete agreements, net of $25,595 in accumulated amortization	231,405
Deferred tax asset	19,245
Goodwill	323,296
Other	90,013
4,658,894

$5,646,639

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Current maturities of long-term liabilities	$78,743
Accounts payable	112,210
Accrued liabilities	68,371
Income taxes payable	19,245
Deferred revenue	708,562
987,131

Long-term Liabilities
Note payable, net of current portion	1,680,037
Capital lease obligation, net of current portion	31,870
Other	199,495
1,911,402

2,898,533

Shareholders' Equity
Preferred stock - 2,000,000 shares authorized, $.0001 par value, 250,000 shares designated as Series A, issued and outstanding	25
Common stock - 10,000,000 shares, $.0001 par value, authorized, 6,525,981 shares issued and outstanding	653
Additional paid In capital	3,841,677
Accumulated deficit	(1,073,956)
Notes receivable	(20,293)
2,748,106

$5,646,639

See notes to consolidated financial statements

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Consolidated Statement of Operations
July 20, 2009 (Inception) Through December 31, 2009 (Restated)

Revenue, net	$850,285

Operating Expenses
Cost of revenue	221,155
Selling and administrative expenses	377,590
Acquisition-related costs	393,015
Stock based compensation	754,417
Depreciation and amortization	140,490
1,886,667

Loss from Operations	(1,036,382)

Other Income (Expense)
Interest income	293
Interest expense	(37,867)
(37,574)

Loss from Operations Before Income Taxes	(1,073,956)

Income Taxes
Current	19,245
Deferred	(19,245)
-

Net Loss	$(1,073,956)

Net Loss Per Common Share - basic and diluted	$(0.17)

Weighted Average Number of Shares Oustanding - basic and diluted	6,166,700

See notes to consolidated financial statements

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Consolidated Statement of Changes in Shareholders' Equity
July 20, 2009 (Inception) Through December 31, 2009 (Restated)

					Common Stock	Additional	Retained		Total
	Preferred Stock		Common Stock		Warrants	Paid In	Earnings	Notes	Shareholders'
	Shares	Amount	Shares	Amount	Shares	Capital	(Deficit)	Receivable	Equity

Balance - July 20, 2009	-	$-	-	$-	-	$-	$-	$-	$-

Proceeds from sale of common stock	-	-	16,666,667	16,667		2,483,333	-	-	2,500,000

Common stock options issued in exchange for notes receivable	-	-	-	-	-	20,000	-	(20,000)	-

Costs incurred in sale of common stock	-	-	-	-	-	(49,844)	-	-	(49,844)

Compensatory element of stock options and warrants	-	-	-	-	-	755,255	-	-	755,255

Interest on notes receivable	-	-	-	-	-	-	-	(293)	(293)

Shares issued for purchase of subsidiary	-	-	359,281	36	-	599,964	-	-	600,000

Effect of shares issued in reverse merger	250,000	25	(10,666,667)	(16,067)	-	16,042	-	-	-

Effect of shares assumed in reverse merger	-	-	166,700	17	-	16,927	-	-	16,944

Warrants assumed in reverse merger	-	-	-	-	930,000		-		-

Net Loss	-	-	-	-	-	-	(1,073,956)	-	(1,073,956)

Balance - December 31, 2009	250,000	$25	6,525,981	$653	930,000	$3,841,677	$(1,073,956)	$(20,293)	$2,748,106

 See notes to consolidated financial statements

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Consolidated Statement of Cash Flows
July 20, 2009 (Inception) Through December 31, 2009 (Restated)

Cash Flows Provided by Operating Activities
Net loss	$(1,073,956)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	140,490
Interest income added to note principal	(293)
Interest expense added to note principal	37,867
Deferred taxes	(19,245)
Compensatory element of stock options and warrants	757,767
(Increase) Decrease in:
Accounts receivable	4,725
Inventory	(43,836)
Other current assets	(10,691)
Increase (Decrease) in:
Accounts payable	(1,211)
Accrued liabilities	47,626
Income taxes payable	19,245
Deferred revenue	458,540
Net cash provided by operating activities	317,028

Cash Flows Used In Investing Activities
Purchase of intangible assets	(2,018,734)
Purchase of non-compete agreements	(257,000)
Purchase of fixed assets	(13,298)
Online testing website development costs	(47,655)
Other Assets	(40,000)
Net cash used in investing activities	(2,376,687)

Cash Flows Provided By Financing Activities
Proceeds from sale of common stock	2,450,156

Net Increase In Cash and Cash Equivalents	390,497

Cash Acquired	170,000

Cash and Cash Equivalents - end of period	$560,497

Non-Cash Investing and Financing Activities
Acquisition of Tradename/Trademarks/Content/Other Intangible Assets and Goodwill, Net of Cash Payments	$2,488,185
Note Payable Incurred	1,702,883
Other Long Term Liabilities Incurred	199,495
Issuance of Common Stock in Purchase of Subsidiary	600,000
Sale of Options to Officers for Interest Bearing Notes	20,000
Assumption of Capital Lease Obligations	49,900

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest	$-
Taxes	$-

See notes to consolidated financial statements

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
December 31, 2009 (Restated)

1 -  ORGANIZATION AND NATURE OF BUSINESS

Florham Consulting Corp. (“Florham”) was formed on February 9, 2005, as a Delaware Corporation and has its corporate offices located in New York, NY. On December 31, 2009, Florham completed a reverse merger with Educational Investors, Inc. (“EII”). Under accounting principles generally accepted in the United States, the share exchange is considered to be an in substance capital transaction, as opposed to a business combination.  Accordingly, the share exchange is equivalent to the issuance of stock by Florham for the net monetary assets of EII, accompanied by a recapitalization, and is accounted for as a change in capital structure.  Accordingly, the accounting for the share exchange is identical to that resulting from a reverse acquisition, with no goodwill being recorded.  Under reverse takeover accounting, the post reverse acquisition fiscal 2009 historical financial statements of the legal acquirer, Florham, are those of the legal acquiree which is considered to be the accounting acquirer, EII.  Shares and per share amounts reported have been adjusted to reflect the recapitalization resulting from the reverse merger.

Educational Investors, Inc. was incorporated on July 20, 2009 in Delaware and has its corporate offices located in New York, NY.  The Company’s wholly-owned subsidiary, Valley Anesthesia, Inc. (“Valley”), was incorporated in Delaware and has its corporate offices located in New York, NY. EII’s wholly-owned subsidiary, Training Direct, LLC (“Training Direct”) was formed as a limited liability company in Connecticut on January 7, 2004 and has its corporate offices located in Bridgeport, CT.  The above entities are collectively referred to as Florham Consulting Corp. and Subsidiaries (collectively the “Company”).

Effective August 20, 2009, Valley purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. The Company through Valley provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.

Effective December 31, 2009, EII acquired all of the membership interest in Training Direct.  The Company through Training Direct, a state licensed vocational training school, provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries.

The financial statements have been restated to reclassify the previously reported loss on discontinued operations of the accounting acquiree to shareholder’s equity as a result of the reverse merger transaction.

The impact of the restatement on the consolidated financial statements as of December 31, 2009 and for the period from July 20, 2009 (Inception) through December 31, 2009 is summarized in the following tables:

		Previously
		Reported	Adjustment	Restated

Consolidated Balance Sheet (1) , (2)
Prepaid Expenses	(1)	$23,415	$(23,415)	$-
Assets of discontinued operations	(1)	17,782	(17,782)	-
Other current assets	(1)	-	41,197	41,197
Additional paid in capital	(2)	3,918,945	(77,268)	3,841,677
Accumulated Deficit	(2)	$(1,151,224)	$77,268	$(1,073,956)

(1)  The adjustment pertains to the reclassification of previously reported assets of discontinued operations and prepaid expenses into other current assets.

(2)  Includes the adjustment to reclassify the accumulated deficit of the registrant as of December 31, 2008 and the previously reported loss from discontinued operations to additional paid in capital.

Consolidated Statement of Operations (3)

Loss from Discontinued Operations	$(22,129)	$22,129	$-
Net Loss	(1,096,085)	22,129	(1,073,956)
Net Loss per Common Share - basic and diluted	$(0.47)	$0.01	$(0.46)

(3)  The adjustment reclassifies the previously reported loss on discontinued operations to additional paid in capital.

Consolidated Statement of Cash Flows (4)

Net Loss	$(1,096,085)	$22,129	$(1,073,956)
Loss from Discontinued Operations	22,129	(22,129)	-
Prepaid Expenses	(23,415)	23,415	-
Other current assets	-	(10,691)	(10,691)
Net cash provided by operating activities	304,303	12,725	317,028
Net Increase in Cash and Cash Equivalents	377,772	12,725	390,497
Cash Used in Discontinued Operating Activities	(13,072)	13,072	-
Cash balance of discontinued operations, beginning of the year	34,853	(34,853)	-
Cash balance of discontinued operations, end of the year	$(9,056)	$9,056	$-

(4)  The adjustment reflects the reclassification of the previously reported loss on discontinued operations to additional paid in capital and reclassification of certain balance sheet accounts which previously reported assets of discontinued operations.

2 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s consolidated financial statements.  The consolidated financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity.  These accounting policies are in conformity with accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

a. Principles of Consolidation - The accompanying consolidated financial statements include the accounts of Florham Consulting Corp. and its wholly-owned subsidiaries.  All significant intercompany accounts and transactions have been eliminated.

b. Cash and Cash Equivalents - The Company considers all short-term investments, with an original maturity of three months or less, to be cash equivalents.  Accounts at banking institutions may at times exceed federally insured limits.  As of December 31, 2009, the Company had $331,818 over such limits.

c. Earnings Per Share - Basic earnings per share is computed using the weighted average number of shares of common stock outstanding.  For purposes of calculation basic earnings per share, awards of nonvested stock that are subject to the satisfaction of certain conditions are excluded from the weighted average number of common shares outstanding until all necessary conditions have been satisfied.  Diluted earnings per share is computed using the weighted average number of common shares and potentially dilutive common equivalent shares outstanding, including non vested stock.

d. Revenue Recognition - The Company derives its revenue substantially from fees and tuition charged for courses and manuals.  The fees are recognized as revenue at the time of the attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. Fees for courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when course fees are received in advance of the time of the attendance at the course and when the manual and study guides are shipped. Deferred revenue is also recorded for undelivered course hours in excess of tuition billed.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method. The Company does not accept returns of manuals and study guides.

e. Cost of Revenue – Cost of revenue includes costs of printing and shipping of course materials, costs of facilities used for presentation of courses, preparation of course materials, and other operating costs.

f. Acquisition-Related Cost – Costs incurred in the formation of the Company and in the acquisition of operating assets and business operations are expensed as incurred.

g. Accounts Receivable – Accounts receivable are recorded net of an allowance for uncollectible amounts.  On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts based on a history of past write-offs and collections as well as current conditions.  As of December 31, 2009, the Company recorded an allowance of $12,688.

h. Inventory - The Company generally does not maintain an inventory of manuals and study guides.  These materials are ordered from the printing company as customer orders are received.  Manuals received and not yet shipped are carried at cost computed on a first-in, first-out basis.

i. Fixed Assets - Fixed assets are carried at cost.  Depreciation of furniture and equipment is calculated using the straight line method over the estimated useful lives of the related assets ranging from three to seven years. Leasehold improvements are amortized using the straight line method over the term of the lease. Expenditures for repairs and maintenance are charged to expense as incurred.

j. Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, useful lives for depreciation and amortization, recording fair value of share based compensation, future cash flows associated with impairment testing for long-lived assets, deferred tax assets and the related valuation allowances and contingencies, including going concern assessments.

k. Fair Value of Financial Instruments - The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable and deferred revenue which approximate fair value because of their short maturities.  The Company’s notes payable (or long-term debt) approximates the fair value of such instruments based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at December 31, 2009.

l. Goodwill - The Company has adopted Accounting Standards Codification (“ASC”) 350 which eliminated the amortization of goodwill and substituted an annual review of the asset for possible impairment, requiring the comparison of fair market value to carrying value.  Fair market value is estimated using the present value of expected future cash flows and other internally calculated measures.  The Company has completed the required testing of goodwill for impairment and has determined that none of its goodwill is impaired.

m. Impairment of Long-Lived Assets - In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.  At December 31, 2009, the Company does not believe that any impairment has occurred.

n. Recently Issued Accounting Pronouncements - In September 2009, the Company implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).  All of the content included in the Codification is considered authoritative.  The Codification is not intended to amend GAAP, but codifies previous accounting literature.  The Company has changed the referencing of authoritative accounting literature to conform to the Codification.

The Company adopted ASC 855-10 “Subsequent Events”.  The Codification does not require significant changes regarding recognition or disclosure of subsequent events, but does require disclosure of the date through which subsequent events have been evaluated for disclosure and recognition.  The ASC is effective for financial statements issued after June 15, 2009.  The adoption did not have a significant impact on the Company’s financial statements.

The Company adopted Accounting Standards Update (“ASU”) 2009-13, “Multiple-Deliverable Revenue Arrangements a consensus of the FASB Emerging Issues Task Force”.  This ASU establishes a selling price hierarchy for determining the selling price of a deliverable, inclusive of an estimated selling price if neither vendor specific objective evidence nor third party evidence is available.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

o. Income Taxes - The Company utilizes the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years.  An allowance against deferred tax assets is recognized when it is more likely than not that such tax benefits will not be realized.  Adjustment to the deferred tax assets and liabilities balances are recognized in income as they occur. The Company has determined that there are no uncertain tax positions pursuant to ASC 740 and does not expect this to change over the next twelve months.  The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities based on the technical merits of the position.  The Company recognizes accrued interest and penalties associated with uncertain tax positions as part of the income tax provision.

In addition to its Federal income tax return, the Company and its subsidiaries are obligated to file tax returns in various states.  All periods within the applicable jurisdictions’ statute of limitations remain open to government audit.

p. Stock Based Compensation - The Company recognizes the cost of directors, consultants and employee services received in exchange for awards of equity instruments, such as stock options, based on the fair value of those awards at the date of grant over the requisite service period.  The Company uses the Black-Scholes option pricing model to determine the fair value of stock-option awards.  Stock-based compensation plans, related expenses and assumptions used in the Black-Scholes option pricing model are more fully described in Note 10.

q. Industry Segment Information - The Company has determined that it operates under one segment, and is not required to report on its operations by segment.

r. Research and Development – Valley and Training Direct have been developing on-line educational programs, including Valley’s on-line testing examination center.  In addition, Valley’s and Training Direct’s programs are continually updated to ensure that student’s are always current with the most updated practices and procedures.  Any revisions to Training Direct’s curriculum are always reviewed by the Connecticut Department of Higher Education for final approval.  All Programs lead to certification from the National Health Career Association or Connecticut State Licensure.  To date, the costs of such research and development activities have been immaterial and are not borne by our customers.

3 - ACQUISITIONS

Effective August 20, 2009, the Company purchased certain assets and assumed certain liabilities of Valley Anesthesia Educational Programs, Inc. for $3,838,215.  The purchase method of accounting was used for this transaction and the purchase price was allocated to the fair value of financial assets, liabilities, tradename/trademark/content, group and non-group registrations, website, review manuals, and covenants not-to compete aggregating $3,654,658, and the excess of the purchase price over the fair value of the identifiable assets was realized as goodwill.

The following table summarizes the consideration paid for the purchase of certain of the assets of Valley Anesthesia Educational Programs, Inc. and the amounts of assets acquired and liabilities assumed recognized at the acquisition date:

Consideration
Cash	$2,000,000
Fair value of note payable	1,702,883
Present value of earnout	79,990
Net liabilities assumed	55,342
$3,838,215

Acquisition-Related Costs Charged to Operations	$342,534

Recognized Amounts of Identifiable Assets Acquired and Liabilities Assumed
Financial assets	$160,000
Identifiable intangible assets	3,710,000
Goodwill	183,557
Financial liabilities	(215,342)
Total net assets acquired	$3,838,215

Effective December 31, 2009, the Company purchased 100% of the membership interest in Training Direct, LLC for $919,505.  The purchase method of accounting was used for this transaction and the purchase price was allocated to the fair value of financial assets, liabilities, fixed assets, tradename/trademark, group registrations, certification, curriculum, and covenants not-to compete aggregating $779,766, and the excess of the purchase price over the fair value of the identifiable assets was realized as goodwill.

The following table summarizes the consideration paid for the membership interest in Training Direct, LLC and the amounts of assets acquired and liabilities assumed recognized at the acquisition date:

Consideration
Cash	$200,000
Fair value of common shares issued	600,000
Present value of earnout	119,505
$919,505

Acquisition-Related Costs Charged to Operations	$50,481

Recognized amounts of identifiable assets acquired and liabilities assumed
Financial assets	$183,437
Fixed assets	154,867
Identifiable intangible assets	656,000
Goodwill	139,739
Financial liabilities	(214,538)
Total net assets acquired	$919,505

The following are the unaudited pro forma results of operations of Florham for the year ended December 31, 2009 had the acquisitions described above been consummated at the beginning the year.  These results include (i) amortization of $330,571 of the purchase price allocated to fair value of intangible assets acquired in fiscal 2009; (ii) additional compensation of $131,250; (iii) the compensatory element of the unvested portion of time vesting options granted to management on December 31, 2009  of $344,261; (iv) interest income earned on the notes receivable from officers/stockholders taken back on the option sales of $507; and (v) interest expense on notes payable in connection with the purchase of certain assets of Valley Anesthesia Educational Programs, Inc. of $78,278.

			Training
Year Ended December 31, 2009	Florham	Valley	Direct	Total

Revenue	$850,285	$923,903	$1,149,489	$2,923,677
Operating Expenses:
Cost of Revenue	(221,155)	(196,502)	(623,106)	(1,040,763)
Interest Expense - net	(115,344)	3,674	(2,191)	(113,861)
Other expenses	(2,420,346)	(256,032)	(489,250)	(3,165,628)
Income Tax (Benefit) Expense	-	-	-	-
Net (Loss) Income	$(1,906,560)	$475,043	$34,942	$(1,396,575)

Net Loss Per Common Share - basic and diluted				$(0.21)

Weighted Average Number of Shares Outstanding - basic and diluted				6,525,981

4 – FIXED ASSETS

The Company’s fixed assets consist of the following at December 31, 2009:

Furniture and equipment	$96,797
Leasehold improvements	73,575
170,372
Less: Accumulated depreciation	5,394
Fixed assets at net book value	$164,978

Depreciation expense was $828 for the period ended December 31, 2009.

5 - INTANGIBLES

The acquisition of certain assets of Valley Anesthesia Educational Programs, Inc. resulted in an excess of the purchase price over the fair value of the net assets acquired of $3,710,000, which consists of tradename/trademark/content in the amount of $2,100,000 being amortized over an estimated useful life of 17 years; review manuals in the amount of $630,000 being amortized over an estimated useful life of 4.5 years; group registrations in the amount of $630,000 being amortized over an estimated useful life of 15 years; non-group registrations in the amount of $20,000 being amortized over an estimated useful life of 2 years; the website in the amount of $80,000 being amortized over an estimated useful life of 3 years; and non-compete agreements in the amount of $250,000 being amortized over the term of the agreements from 2.3 to 4 years.

The acquisition of the membership interest of Training Direct, LLC resulted in an excess of the purchase price over the fair value of the net assets acquired of $656,000, which consist of curriculum in the amount of $383,000 being amortized over an estimated useful life of 12 years; certification in the amount of $100,000 being amortized over an estimated useful life of 15 years; tradename/trademark in the amount of $96,000 being amortized over an estimated useful life of 18 years; agency customer relationships in the amount of $70,000 being amortized over an estimated useful life of 14 years; and non-compete agreements in the amount of $7,000 being amortized over the term of the agreements of 3 years.

Total amortization expense was $139,661 for the period ended December 31, 2009.

Amortization of intangibles that will be charged to operations in fiscal 2010, 2011, 2012, 2013, 2014, and thereafter is $470,232, $466,898, $417,057, $382,779, $237,779 and $2,111,933, respectively.

6 – NOTE PAYABLE

In connection with the acquisition of certain assets of Valley Anesthesia Educational Programs, Inc. Valley issued a note payable to Valley Anesthesia Educational Programs, Inc. in the principal amount of $2,000,000, bearing interest at 2.5% interest per annum, payable in monthly installments of $35,493 commencing August 20, 2010.  The note is secured by the assets transferred in the sale, including all additions and accessions thereto, as such is renewed and replenished.  The note was recorded at fair market value of $1,702,883 by discounting the payment stream of the note by a fair market rate of 9.354%.

Presented below are the balances and related expenses of the note at December 31, 2009:

Principal amount	$2,000,000
Discount	(297,117)
Interest payable	37,867
1,740,750
Current portion	60,713
$1,680,037

Interest and debt discount charged to operations was $37,867 in fiscal 2009.

The note payable matures as follows for the years ending December 31,

2010	$60,713
2011	324,506
2012	346,639
2013	370,282
2014	395,537
2015	243,073
$1,740,750

7 – EQUIPMENT LEASES PAYABLE

The Company is obligated under capitalized furniture and equipment leases.  The lease obligations are payable in monthly installment of $1,488 and $451, including imputed interest at 11.480% and 19.705%, expiring through September 2012.

Future annual payments of these obligations as of December 31, 2009 are as follows:

Year Ending December 31,

2010	$23,276
2011	22,329
2012	12,715
58,319

Less amount representing interest	8,419
49,900

Less current portion	18,030
$31,870

The leases provide for the purchase of the furniture and equipment at the end of their respective terms for a nominal amount.

8 – OTHER LONG-TERM LIABILITIES

Included in other long-term liabilities is an obligation to the sellers of certain assets of Valley Anesthesia Educational Programs, Inc. to receive 40% of the future net revenues, as defined, from two new revenue sources for the three year periods ended December 31, 2012.  The present value of the net revenues the sellers are expected to receive is $79,990.

Also included in other long-term liabilities is an obligation to the selling members of Training Direct which provides for the issuance of 179,641 shares of the Company’s Common Stock having a deemed value of $300,000 (the “Escrow Shares”).  The Escrow Shares have been issued on March 3, 2010 and are being held in escrow and will be released therefrom subject to the Company achieving certain performance targets as set for in the Interest Purchase Agreement. The present value of the Escrow Shares the selling members are expected to receive is $119,505 as of the acquisition date.

9 – CREDIT LINE

Training Direct has a credit line facility with a financial institution, which provides for advances to be made for overdrafts of its checking account not to exceed $10,000.  Borrowings under the credit line bear interest at a rate of 15% per annum and are guaranteed by two officers.  The outstanding balance of the credit line at December 31, 2009 was $213.

10 – CAPITAL TRANSACTIONS

The Company is authorized to issue 2,000,000 shares of $0.0001 par value preferred stock with designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors of the Company.  The Board of Directors has authorized 250,000 shares of Series A Preferred Stock each of which is automatically convertible into 49.11333 shares of common stock upon the Company’s filing of an amendment to its certificate of incorporation which increases the authorized shares of common stock to at least 50,000,000.  The Series A Preferred Stock is entitled to receive dividends, if declared by the Board of Directors, and to vote together with the common stock on an “as converted basis.”  The stated or liquidation value is $0.01 per share and has a preference over the common stock on liquidation or sale of the Company equal to the sum of the stated value per share and an amount equal to all unpaid dividends.  As of December 31, 2009, the Company had 250,000 shares of the Series A Preferred Stock issued and outstanding.

The Company is authorized to issue 10,000,000 shares of $0.0001 par value common stock.

 On June 28, 2006, the Company issued an aggregate of 101,000 shares of common stock and warrants to purchase 925,000 shares of common stock at $0.05 per share to its founders.  The holders of the warrants have cashless exercise rights.  These warrants were not exercisable prior to June 30, 2011 unless there is a “Change in Control” (as defined in the warrants) in the Company, in which event the warrants will be exercisable at any time after seventy (70) days following such Change in Control and until June 30, 2016.

On March 29, 2007 the Company completed a private placement of 65,700 shares of common stock at $1.00 per share.

On January 29, 2009, the Company issued a warrant to purchase 5,000 shares of common stock for $0.05 per share to a consultant for financial advisory services rendered from October 2008 through January 2009.

Effective August 20, 2009, EII issued 16,666,667 shares of its Common Stock, par value $.001 per share, and received proceeds in the amount of $2,450,156, net of costs of $49,844. In addition, the Company sold two stock options to two of its executives to purchase a total of 2,333,333 shares of common stock.  The exercise price for 1,166,668 options is  $0.25 and the exercise price for 1,166,666 options is $0.45.  The options become exercisable based upon the company achieving certain EBTDA measurements as defined in the Stock Option Agreements.  In addition, as consideration for the options to acquire the common stock, the executives have each issued notes payable to the Company in the principal amount of $10,000 bearing interest at an annual compounded rate of 4%, due and payable August 20, 2014.  The excess of the fair value of the options sold over the notes of $8,000 was charged to operations as compensation.  The fair value of the options was determined by the Black-Scholes option pricing model using the following assumptions; forfeiture rate 0%, risk free interest rate 2.5%, volatility 25%, expected life 5-7 years, and dividend rate 0%.

On December 16, 2009, the Company executed an agreement and plan of merger (the "Merger Agreement")  among the Company, EII Acquisition Corp. (a newly formed acquisition subsidiary of the Company (“Mergerco”), Educational  Investors,  Inc. ("EII") and its securityholders, Sanjo Squared, LLC, Kinder Investments,  LP, Joseph Bianco and Anil Narang (collectively, the "EII Securityholders") pursuant to which the Mergerco would be merged with and into EII,  with EII as the surviving corporation of the merger (the “Reverse Merger”), as a result of which EII will become a wholly-owned subsidiary of the Company.  Under the terms of the Merger Agreement, the EII Securityholders received (i) an aggregate of 6,000,000 shares of the  Company's  Common  Stock,  (ii) options  to acquire  2,558,968 additional shares of the Company's Common Stock, fifty percent  (50%) of which have an initial  exercise price of $0.45  per  share  and fifty  percent  (50%) of which  have an  initial exercise  price of $0.25 per share, subject to certain performance  targets set forth in the Merger Agreement,  and (iii) 250,000 shares of the Company's  Series A Preferred Stock,  with each share of the Company's Series A Preferred Stock  automatically convertible  into 49.11333 shares of the Company's  Common Stock upon the filing by the  Company  of an  amendment  to its  certificate  of  incorporation  which increases  the  authorized  shares  of the  Company's  Common  Stock to at least 50,000,000.  On December 31, 2009 the Reverse Merger was consummated.

In addition to the Merger Agreement, on December 16, 2009, EII entered into an Interest  Purchase Agreement ("TD Agreement") with Training Direct LLC ("TD") and its members and the Company  pursuant to which EII acquired all  outstanding  membership interests,  on a fully diluted basis, of TD in exchange for (a) $200,000 cash, (b) shares of the Company's  Common Stock having a deemed value of $600,000 (the "Acquisition  Shares"), and (c) shares of the Company's  Common Stock having a deemed value of $300,000 (the "Escrow Shares") as defined in the TD Agreement.  The acquisition became effective December 31, 2009, and the Company issued 359,281 Acquisition Shares and 179,641 Escrow Shares to the selling members on March 3, 2010. The Escrow Shares will be held in escrow and released therefrom as provided in the TD Agreement.

On December 24, 2009 the Company adopted the 2009 Stock Incentive Plan to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of Awards.  After giving effect to the Reverse Merger, on December 31, 2009 the Company granted 877,360 options to certain members of management, the directors and consultants.  The options are exercisable at a price of $.50 per share.  548,350 of the options are currently exercisable and 329,010 of the options vest over a two year period from date of grant, and options not exercised expire 5 years from date of grant. The  fair value of the options  of $746,417 was charged to operations as compensation.  The fair value of the options was determined by the Black-Scholes option pricing model using the following assumptions; forfeiture rate 0%, risk free interest rate 1.63%, volatility 172.48%, expected life 2.5-3.25 years, and dividend rate 0%.  At December 31, 2009, there was $459,686 of total unrecognized compensation cost related to non-vested stock option awards which is expected to be recognized over a weighted-average period of 2 years.  There are 622,640 options under the plan available for future grants.

11 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its Bridgeport, CT facility under a lease that expires October 8, 2019, with an option to renew for an additional five years.  Terms of the lease require minimum monthly payments of $5,850 plus annual increases of three percent or the CPI annual increase, if greater. The Company must pay for repairs, maintenance and insurance under this lease.

The Company also rents office space from one of its officers under a lease expiring August 20, 2010.  The Company pays $725 per month under the lease.  The Company also reimburses another officer $2,992 per month for rent of office space on a month-to-month basis.

The minimum annual payments under lease obligations are as follows for the years ending December 31:
2010	$76,246
2011	72,848
2012	75,034
2013	77,285
2014	79,603
Thereafter	411,717
Total	$792,733

Rent expense for the period ended December 31, 2009 was $15,655.

Commitment for Conference Facilities

Certain of the Company’s courses are presented in conference facilities located in hotels in various cities throughout the continental United States.  The Company enters into contracts with the various hotels well in advance of these upcoming courses.  These contracts provide, among other matters, that the Company guarantee a stated minimum number of attendees and/or guest rooms, and may hold the Company to stated percentages of the amounts in the event of course cancellation.

Employment and Consulting Agreements

The Company and its subsidiaries have entered into various employment contracts with its executives and an agreement with a consultant.  In addition to base compensation, the contracts provide for compensation adjustments, as described in the agreements, plus stock options (Note 10).  The total base compensation commitment of the contracts is as follows for the years ending December 31:

2010	$623,397
2011	345,000
2012	345,000

Off Balance Sheet Arrangement

The Company, through its bank, issued an irrevocable letter of credit in the amount of $40,000, as required by the State of Connecticut Department of Higher Education.  This letter of credit may not be extended beyond December 31, 2021. As collateral for the letter of credit, the Company purchased a Certificate of Deposit with the bank in the amount of $40,000, which is included in Other Assets.

12 – LOSS PER SHARE

For the period ended December 31, 2009, the conversion of preferred stock, exercise of warrants, stock options, and escrow shares issued in purchase of subsidiary were excluded in the computations of the Company’s diluted loss per share because the Company reported net losses from continuing operations. Anti-dilutive common share equivalents excluded were as follows:

Conversion of preferred stock	12,278,333
Exercise of warrants	930,000
Vested stock options	548,350
Nonvested stock options	2,887,978
Escrow shares issued in purchase of subsidiary	179,641

The following table represents the unaudited pro forma effect on earnings per share for the dilution resulting from the conversion of the Series A Preferred Stock.  These preferred shares were issued because the Company did not have sufficient authorized and unissued common shares to issue to the former EII stockholders on the date of the merger.  Upon the change in the number of the Company’s authorized common shares, 12,278,333 common shares will be issued in exchange for the Series A Preferred Shares.

	As reported	Pro Forma
		(Unaudited)

Net Loss Per Common Share	$(0.17)	$(0.06)

Weighted Average Number of Common Shares Outstanding	6,166,700	18,445,033

13 – INCOME TAXES

The provision for income taxes consists of the following:

Current:
Federal	$10,000
State	9,245
Total current	19,245
Deferred:
Federal	(10,000)
State	(9,245)
Total deferred	(19,245)
Total provision for income taxes	$-

Net deferred tax assets (liabilities) would have included the following components:

		Deferred Tax Asset (Liability)
	Temporary
	Difference	Federal	State	Total

For the period ended December 31, 2009
Accumulated depreciation and amortization	$37,022	$11,455	$3,332	$14,787
Stock based compensation	754,417	233,417	67,898	301,315
Acquisition-related costs	393,015	121,599	35,371	156,970
Valuation allowance	-	(356,471)	(97,356)	(453,827)
	$1,184,454	$10,000	$9,245	$19,245

The following it a reconciliation of income taxes computed at the U. S. Federal income tax rate to the actual effective income tax provision:

	% of Pre-Tax Income
	For the Period Ended
	December 31, 2009
Statutory Federal income tax rate	(34.0	) %
Non-deductible costs	(2.3	) %
State income taxes, net of Federal tax benefit	0.6%
Tax valuation allowance	35.7%
Other, net	0.0%
	0.0%

14 – SUBSEQUENT EVENTS

Subsequent events have been evaluated for disclosure and recognition through the time of filing our annual report on Form 10-K/A.

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Consolidated Balance Sheets

	As of
	June 30,	As of
	2010	December 31,
	(Unaudited)	2009

ASSETS
Current Assets
Cash	$286,135	$560,497
Accounts receivable, net of allowance for uncollectable accounts of $9,901 as of June 30, 2010 and $12,688 as of December 31, 2009	156,089	177,237
Inventory	1,590	43,836
Other current assets	149,254	41,197
	593,068	822,767

Fixed Assets
Furniture and equipment	145,193	96,797
Leasehold improvements	76,172	73,575
	221,365	170,372
Accumulated Depreciation	(16,180)	(5,394)
	205,185	164,978

Other Non-Current Assets
Tradename/Trademark/content/customer relationships/certification and other intangibles, net of accumulated amortization of $309,622 as of June 30, 2010 and $114,066 as of December 31, 2009	3,799,379	3,994,935
Non-compete agreements, net of accumulated amortization of $65,155 as of June 30, 2010 and $25,595 as of December 31, 2009	191,845	231,405
Deferred tax asset	19,245	19,245
Goodwill	323,296	323,296
Other	90,150	90,013
	4,423,915	4,658,894

	$5,222,168	$5,646,639

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Current maturities of other liabilities	$297,948	$78,743
Short term notes	150,000	-
Accounts payable	161,789	112,210
Accrued liabilities	61,484	68,371
Income taxes payable	-	19,245
Deferred revenue	271,744	708,562
	942,965	987,131

Other Liabilities
Note payable	1,520,459	1,680,037
Capital lease obligations	20,403	31,870
Other	199,495	199,495
	1,740,357	1,911,402

	2,683,322	2,898,533

Shareholders' Equity
Preferred stock - 2,000,000 shares authorized, $.0001 par value, 250,000 shares designated as Series A, issued and outstanding as of June 30, 2010 and December 31, 2009	25	25
Common stock - 10,000,000 shares, $.0001 par value, authorized, shares issued and outstanding; 7,567,656 as of June 30, 2010 and 6,525,981 as of December 31, 2009	757	653
Additional paid In capital	4,133,208	3,841,677
Accumulated Deficit	(1,454,944)	(1,073,956)
Shares held in escrow	(119,505)	-
Notes receivable	(20,695)	(20,293)
	2,538,846	2,748,106

	$5,222,168	$5,646,639

See notes to consolidated financial statements

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Consolidated Statements of Operations
Three and Six Months Ended June 30, 2010
(Unaudited)

	Three Months	Six Months
	Ended	Ended
	June 30, 2010	June 30, 2010

Revenue, net	$767,859	$1,565,623

Operating Expenses
Cost of revenue	283,885	595,836
Selling and administrative expenses	475,873	871,117
Stock based compensation	86,065	172,130
Depreciation and amortization	123,026	245,902
	968,849	1,884,985

Loss from Operations	(200,990)	(319,362)

Other Income (Expense)
Interest income	358	720
Interest expense	(31,026)	(62,346)
	(30,668)	(61,626)

Loss Before Income Taxes	(231,658)	(380,988)

Income Taxes	-	-

Net Loss	$(231,658)	$(380,988)

Net Loss Per Common Share - basic and diluted:	$(0.03)	$(0.06)

Weighted Average Number of Shares Oustanding -
basic and diluted	6,810,168	6,668,860

See notes to consolidated financial statements

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Consolidated Statement of Changes in Shareholders' Equity
Six Months Ended June 30, 2010
(Unaudited)

					Common Stock	Additional		Shares		Total
	Preferred Stock		Common Stock		Warrants	Paid In	Accumulated	Held in	Notes	Shareholders'
	Shares	Amount	Shares	Amount	Shares	Capital	Deficit	Escrow	Receivable	Equity

Balance - December 31, 2009	250,000	$25	6,525,981	$653	930,000	$3,841,677	$(1,073,956)	$-	$(20,293)	$2,748,106

Shares issued into escrow	-	$-	179,641	18	-	119,487	-	(119,505)	-	-

Stock based compensation	-	-	-	-	-	172,130	-	-	-	172,130

Interest on notes receivable	-	-	-	-	-	-	-	-	(402)	(402)

Stock issued for cashless exercise of warrants	-	-	862,034	86	(878,000)	(86)	-	-	-	-

Warrants issued for notes payable	-	-	-	-	70,500	-	-	-	-	-

Net Loss	-	-	-	-	-	-	(380,988)		-	(380,988)

Balance - June 30, 2010	250,000	$25	7,567,656	$757	122,500	$4,133,208	$(1,454,944)	$(119,505)	$(20,695)	$2,538,846

See notes to consolidated financial statements

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Consolidated Statement of Cash Flows
Six Months Ended June 30, 2010
(Unaudited)

Cash Flows Provided by (Used In) Operating Activities
Net loss	$(380,988)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	245,902
Interest income added to note principal	(402)
Interest expense added to note principal	58,385
Stock based compensation	172,130
(Increase) Decrease in:
Accounts Receivable	21,148
Inventory	42,246
Other current assets	(108,057)
(Decrease) in:
Accounts payable	49,579
Accrued liabilities	(6,887)
Income taxes payable	(19,245)
Deferred revenue	(436,818)
Net cash used in operating activities	(363,007)

Cash Flows Used In Investing Activities
Purchase of fixed assets	(50,993)
Other Assets	(137)
Net cash used in investing activities	(51,130)

Cash Flows Provided By Financing Activities
Proceeds from short term notes	150,000
Payments of capital lease obligations	(10,225)
Net cash provided by financing activities	139,775

Net Decrease In Cash	(274,362)

Cash - beginning of period	560,497

Cash - end of period	$286,135

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest	$3,961
Taxes	$22,138

See notes to consolidated financial statements

FLORHAM CONSULTING CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements
June 30, 2010
(Unaudited)

1 -  ORGANIZATION AND NATURE OF BUSINESS

Florham Consulting Corp. (“Florham”) was formed on February 9, 2005, as a Delaware Corporation and has its corporate offices located in New York, NY. On December 31, 2009, Florham completed a reverse merger with Educational Investors, Inc. (“EII”). Under accounting principles generally accepted in the United States, the share exchange is considered to be an in substance capital transaction, as opposed to a business combination.  Accordingly, the share exchange is equivalent to the issuance of stock by Florham for the net monetary assets of EII, accompanied by a recapitalization, and is accounted for as a change in capital structure.  Accordingly, the accounting for the share exchange is identical to that resulting from a reverse acquisition, with no goodwill being recorded.  Under reverse takeover accounting, the post reverse acquisition fiscal 2009 historical financial statements of the legal acquirer, Florham, are those of the legal acquiree which is considered to be the accounting acquirer, EII.  Shares and per share amounts reported have been adjusted to reflect the recapitalization resulting from the reverse merger.

Educational Investors, Inc. was incorporated on July 20, 2009 in Delaware and has its corporate offices located in New York, NY.  The Company’s wholly-owned subsidiary, Valley Anesthesia, Inc. (“Valley”), was incorporated in Delaware and has its corporate offices located in New York, NY. EII’s wholly-owned subsidiary, Training Direct, LLC (“Training Direct”) was formed as a limited liability company in Connecticut on January 7, 2004 and has its corporate offices located in Bridgeport, CT.  The above entities are collectively referred to as Florham Consulting Corp. and Subsidiaries (collectively the “Company”).

Effective August 20, 2009, Valley purchased certain assets and assumed certain liabilities and operations of Valley Anesthesia Educational Programs, Inc. The Company through Valley provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.

Effective December 31, 2009, EII acquired all of the membership interest in Training Direct.  The Company through Training Direct, a state licensed vocational training school, provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries.

2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The condensed consolidated financial statements included herein are unaudited.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) have been condensed or omitted.  The condensed consolidated financial statements reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation in conformity with GAAP.  The condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Form 10-K/A for the year ended December 31, 2009.  The results of operations for the interim period should not be considered indicative of results to be expected for the full year.

Summary of Significant Accounting Policies

a. Principles of Consolidation - The accompanying consolidated financial statements include the accounts of Florham Consulting Corp. and its wholly-owned subsidiaries.  All significant intercompany accounts and transactions have been eliminated.

b. Cash and Cash Equivalents - The Company considers all short-term investments, with an original maturity of three months or less, to be cash equivalents.  Accounts at banking institutions may at times exceed federally insured limits.  As of June 30, 2010 and December 31, 2009, the Company had $0 and $331,818 over such limits, respectively.

c. Earnings Per Share - Basic earnings per share is computed using the weighted average number of shares of common stock outstanding.  For purposes of calculating basic earnings per share, awards of nonvested stock that are subject to the satisfaction of certain conditions are excluded from the weighted average number of common shares outstanding until all necessary conditions have been satisfied.  Diluted earnings per share is computed using the weighted average number of common shares and potentially dilutive common equivalent shares outstanding, including non vested stock.

d. Revenue Recognition - The Company derives its revenue substantially from fees and tuition charged for courses and manuals and study guides.  The fees are recognized as revenue at the time of the attendance at the course and when the manuals and study guides are shipped to customers.  Fees for courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when course fees are received in advance of the time of the attendance at the course and when the manuals and study guides are shipped. Deferred revenue is also recorded for undelivered course hours in excess of tuition billed.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method. The Company does not accept returns of manuals and study guides.

e. Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, useful lives for depreciation and amortization, recording fair value of share based compensation, future cash flows associated with impairment testing for long-lived assets, deferred tax assets and the related valuation allowances and contingencies, including going concern assessments.

f. Fair Value of Financial Instruments - The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable and deferred revenue which approximate fair value because of their short maturities.  The Company’s notes payable (or long-term debt) approximates the fair value of such instruments based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at June 30, 2010.

g. Goodwill - The Company has adopted Accounting Standards Codification (“ASC”) 350 which eliminated the amortization of goodwill and substituted an annual review of the asset for possible impairment, requiring the comparison of fair market value to carrying value.  Fair market value is estimated using the present value of expected future cash flows and other internally calculated measures.  The Company has completed the required testing of goodwill for impairment and has determined that none of its goodwill is impaired.

h. Impairment of Long-Lived Assets - In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.  At June 30, 2010, the Company does not believe that any impairment has occurred.

i. Recently Issued Accounting Pronouncements - Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

j. Income Taxes - The Company utilizes the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years.  Deferred tax assets are based on the differences in the amortizable lives of intangible assets and goodwill, capitalization of acquisition costs and the timing of stock based compensation deductions for income tax and financial reporting purposes.  An allowance against deferred tax assets is recognized when it is more likely than not that such tax benefits will not be realized.  As of June 30, 2010 and December 31, 2009, the Company established a valuation allowance against the deferred tax assets in the approximate amounts of $544,000 and $454,000, respectively.  Adjustment to the deferred tax assets and liabilities balances are recognized in income as they occur. The Company has determined that there are no uncertain tax positions pursuant to ASC 740 and does not expect this to change over the next twelve months.  The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities based on the technical merits of the position.  The Company recognizes accrued interest and penalties associated with uncertain tax positions as part of the income tax provision.

In addition to its Federal income tax return, the Company and its subsidiaries are obligated to file tax returns in various states.  All periods within the applicable jurisdictions’ statute of limitations remain open to government audit.

k. Stock Based Compensation - The Company recognizes the cost of directors, consultants and employee services received in exchange for awards of equity instruments, such as stock options, based on the fair value of those awards at the date of grant over the requisite service period.   The fair value of the options of $86,065 and $172,130 was charged to operations as compensation during the three and six months ended June 30, 2010.  At June 30, 2010, there was $287,556 of total unrecognized compensation cost related to non-vested stock option awards which is expected to be recognized over a weighted-average period ending December 31, 2011.  There are 622,640 options under the plan available for future grants.

3 – SHORT TERM NOTES

On June 30, 2010, the Company consummated a private offering with two lenders pursuant to which the Company sold and issued (i) an aggregate of $150,000 of 13.5% promissory notes due September 30, 2010; and (ii) warrants to purchase an aggregate of 70,500 shares of common stock at an exercise price of $0.50 per share, subject to certain adjustments as described in the warrants, beginning on June 30, 2010 through June 30, 2015.  The fair value of the warrants of $154,147 will be charged to operations as interest expense over the term of the notes.  The fair value of the options was determined by the Black-Scholes option pricing model using the following assumptions; forfeiture rate of 0%, risk free interest rate of 0.32%, volatility 85.60%, expected life 5 years, and dividend rate 0%.

4 – OTHER LIABILITIES

Included in other liabilities is an obligation to the sellers of certain assets of Valley Anesthesia Educational Programs, Inc. to receive 40% of the future net revenues, as defined, from two new revenue sources for the three year periods ended December 31, 2012.  The present value of the net revenues the sellers are expected to receive is $79,990.

Also included in other long-term liabilities is an obligation to the selling members of Training Direct which provides for the issuance of 179,641 shares of the Company’s Common Stock having a deemed value of $300,000 (the “Escrow Shares”).  The Escrow Shares were issued on March 3, 2010 and are being held in escrow and will be released therefrom subject to the Company achieving certain performance targets as set for in the Interest Purchase Agreement. The present value of the Escrow Shares the selling members are expected to receive is $119,505 as of the acquisition date.

The escrow shares are shown as a reduction to shareholders’ equity.

5 – CAPITAL TRANSACTIONS

On June 1, 2010, holders of warrants to purchase an aggregate of 878,000 shares of common stock exercised such warrants on a cashless basis and an aggregate of 862,034 shares were issued to such holders.

6 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its Bridgeport, CT facility under a lease that expires October 8, 2019, with an option to renew for an additional five years.  Terms of the lease require minimum monthly payments of $5,850 plus annual increases of three percent or the CPI annual increase, if greater. The Company must pay for repairs, maintenance and insurance under this lease.

The Company also rents office space from one of its officers under a lease expiring August 20, 2010.  The Company pays $725 per month under the lease.  The Company also reimburses another officer $2,992 per month for rent of office space on a month-to-month basis.

The minimum payments under lease obligations are as follows:

For the period from July 1,
through December 31, 2010
2010	$36,796

For the years ended December 31,
2011	72,848
2012	75,034
2013	77,285
2014	79,603
Thereafter	411,717
Total	$753,283

Rent expense for the three and six months ended June 30, 2010 was $28,700 and $57,399, respectively.

Commitment for Conference Facilities

Certain of the Company’s courses are presented in conference facilities located in hotels in various cities throughout the continental United States.  The Company enters into contracts with the various hotels well in advance of these upcoming courses.  These contracts provide, among other matters, that the Company guarantee a stated minimum number of attendees and/or guest rooms, and may hold the Company to stated percentages of the amounts in the event of course cancellation.

Employment and Consulting Agreements
The Company and its subsidiaries have entered into various employment contracts with its executives and an agreement with a consultant.  In addition to base compensation, the contracts provide for compensation adjustments, as described in the agreements, plus stock options.  The total base compensation commitment of the contracts is as follows:

For the period from July 1,
through December 31, 2010	$410,534

For the years ended December 31,
2011	548,397
2012	345,000

Off Balance Sheet Arrangement

The Company, through its bank, issued an irrevocable letter of credit in the amount of $40,000, as required by the State of Connecticut Department of Higher Education.  This letter of credit may not be extended beyond December 31, 2021. As collateral for the letter of credit, the Company purchased a Certificate of Deposit with the bank in the amount of $40,000, which is included in Other Assets.

7 – LOSS PER SHARE

The following table presents a reconciliation of the denominators used in the loss per share calculations for the three and months six ended June 30, 2010.

	Three months	Six months
	ended	ended
	June 30, 2010	June 30, 2010

Weighted average common shares	6,810,168	6,668,860
Potentially dilutive common equivalent shares:
Conversion of preferred stock	-	-
Exercise of warrants	-	-
Vested stock options	-	-
Nonvested stock options	-	-
Escrow shares issued in purchase of subsidiary	-	-
Weighted average common shares and potentially dilutive common equivalent shares	6,810,168	6,668,860

For the three and six months ended June 30, 2010, the conversion of preferred stock, exercise of warrants, stock options, and escrow shares issued in purchase of subsidiary were excluded in the computations of the Company’s diluted loss per share because the Company reported net losses. Shares excluded were as follows:

Conversion of preferred stock	12,278,333
Exercise of warrants	122,500
Vested stock options	548,350
Nonvested stock options	2,887,978
Escrow shares issued in purchase of subsidiary	179,641

The following table represents the pro forma effect on earnings per share for the dilution resulting from the conversion of the Series A Preferred Stock.  These preferred shares were issued because the Company did not have sufficient authorized and unissued common shares to issue to the former EII stockholders on the date of the merger.  Upon the change in the number of the Company’s authorized common shares, 12,278,333 common shares will be issued in exchange for the Series A Preferred Shares.

	Three Months Ended
	June 30, 2010
	As Reported	Pro Forma

Net Loss Per Common Share	$(0.03)	$(0.01)

Weighted Average Number of Common Shares Outstanding	6,810,168	19,088,501

	Six Months Ended
	June 30, 2010
	As Reported	Pro Forma

Net Loss Per Common Share	$(0.06)	$(0.02)

Weighted Average Number of Common Shares Outstanding	6,668,860	18,947,193

8 – PROPOSED ACQUISITION

Effective as of May 21, 2010, the Company entered into a membership interest purchase agreement and a separate agreement and plan of merger (the “Culinary Purchase Agreements”) with the equity owners of Culinary Tech Center LLC (“CTC”) and Professional Culinary Institute LLC (“PCI”), both New York limited liability companies, and Educational Training Institute, Inc., a New York corporation (collectively, the “Culinary Group”).  Joseph Monaco, one of the principals of the Culinary Group was a former owner of Training Direct.   The Company is seeking to acquire the Culinary Group for $5.5 million, consisting of $3 million cash and $2.5 million of our common stock.  The agreements also include two earn-out provisions consisting of (i) an additional $2.0 million of our common stock and $500,000 in cash if the Culinary Group achieves 2010 or 2011 pre-tax income hurdles of $1.65 million and $1.9 million, respectively, and (ii) an additional $750,000 in cash if, among other things, the Culinary Group achieves a 2010 pre-tax income hurdle of $2.1 million.

Under the terms of the merger agreement, Educational Training Institute (“ETI”) will be merged into a newly formed wholly-owned acquisition subsidiary of the Company with ETI as the surviving corporation of the merger.  The ETI stockholders will receive $2.5 million of our common stock to be valued at the volume weighted average price (“VWAP”) of our common stock as traded on the FINRA OTC Bulletin Board or other national securities exchange for the 20 trading days immediately prior to the closing date.  In addition, the ETI stockholders are entitled to receive contingent merger consideration in the form of $2,000,000 payable in the form of additional shares of the Company’s common stock, based upon the Culinary Group reaching either $1.65 million or $1.9 million of pre-tax income levels in 2010 or 2011, respectively.  The contingent merger consideration is valued based on the VWAP of the Company’s common stock for the 20 trading days prior to determination of the applicable pre-tax income of the Culinary Group in fiscal 2010 or 201l.  The merger agreement also permits the ETI stockholders to require the Company to repurchase for cash up to $500,000 of the contingent merger consideration in the event the 2010 or 2011 target pre-tax income levels are achieved.

Under the terms of the membership interest purchase agreement with Messrs. Joseph Monaco and Harold Kaplan (the sole members of CTC and PCI), immediately following consummation of the merger referred to above, ETI (then our wholly-owned subsidiary) will purchase from Messrs. Monaco and Kaplan 100% of the members interests equity of each of CTC and PCI.  The purchase price for such equity interests is $3.0 million, payable at closing in cash in equal amounts to Messrs. Monaco and Kaplan.  The purchase agreement also provides that in the event the Culinary Group achieves the above target pre-tax income in 2010 or fiscal 2011, the Company is obligated to pay an additional $500,000 to the former members of CTC and PCI.  In addition, in the event that the Culinary Group is able to obtain in 2010 an additional five year agency agreement with New York State that provides minimum annual revenues of $1.5 million and $450,000 of incremental pre-tax profits in 2010, as a result of which the cumulative pre-tax income of the Culinary Group shall be greater than $2.1 million in fiscal 2010, then an additional $750,000 shall be payable in cash to the members of CTC and PCI by not later than December 31, 2011.

At closing of the transactions contemplated by both the merger and purchase agreements, Joseph Monaco and Harold Kaplan will enter into employment agreements with Florham expiring December 31, 2013, pursuant to which they shall serve as Executive Vice Presidents of the Company and the President and Chief Operating Officer, respectively, of the Culinary Group. Such executives shall each receive base salaries of $150,000 in 2010, increasing to $200,000 in 2011 and $250,000 in each of 2012 and 2013, and shall be entitled to discretionary bonuses, as determined by the Florham board of directors.

Consummation of the Culinary Group acquisition is subject to certain conditions, including, our obtaining the requisite financing, approval by the New York State Department of Education of the change of control of the Culinary Group, and completion of the necessary audits of the historical financial statements of the Culinary Group.  There can be no assurance that the Company will be able to consummate the Culinary Group acquisition or, if consummated, that it will prove to be beneficial to the Company.

Report of Independent Registered
Public Accounting Firm

To the Board of Directors and Stockholders
Valley Anesthesia Educational Programs, Inc.

We have audited the accompanying balance sheets of Valley Anesthesia Educational Programs, Inc. (the "Company"), as of December 31, 2008 and 2007, and the related statements of income, change in shareholders' equity (deficit), and cash flows for the years then ended. The Company's management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing auditing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Raich Ende Malter & Co. LLP

RAICH ENDE MALTER & CO. LLP
New York, New York
December 31, 2009

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Balance Sheets

	December 31,
	2008	2007
ASSETS
Current Assets
Cash and cash equivalents	$266,093	$325,646
Inventory	3,830	-
Prepaid expenses	5,000	-
Other current assets	2,850	2,884
	277,773	328,530
Fixed Assets
Office equipment	17,451	18,430

	$295,224	$346,960

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$9,619	$11,233
Accrued expenses	103,386	101,948
Deferred revenue	704,775	765,280
	817,780	878,461
Shareholders' Equity (Deficit)
Common stock
No par value; 100 shares authorized, issued and outstanding as of
December 31, 2008 and 2007	1,000	1,000
Retained earnings (deficit)	(523,556)	(532,501)
	(522,556)	(531,501)

	$295,224	$346,960

See notes to financial statements

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statements of Income

	For the Years Ended
	December 31,
	2008	2007

Revenue	$1,885,014	$1,726,960
Less: Refunds and NSF checks	20,441	21,419
	1,864,573	1,705,541
Costs and Expenses
Cost of revenue	467,280	448,736
Selling and administrative expenses	660,118	616,745
Depreciation and amortization	10,422	7,268
	1,137,820	1,072,749

Income from Operations	726,753	632,792

Other Income
Interest and dividend income	5,392	-

Net Income	$732,145	$632,792

Earnings Per Share - basic and diluted	$7,321.45	$6,327.92

Weighted Average Shares Outstanding - basic and diluted	100	100

See notes to financial statements

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statements of Changes in Shareholders' Equity (Deficit)

			Retained
	Common Stock		Earnings	Total
	Shares	Amount	(Deficit)	Deficit

Balance - January 1, 2007	100	$1,000	$(566,115)	$(565,115)

Net Income	-	-	632,792	632,792

Distributions to Shareholders	-	-	(599,178)	(599,178)

Balance - December 31, 2007	100	1,000	(532,501)	(531,501)

Net Income	-	-	732,145	732,145

Distributions to Shareholders	-	-	(723,200)	(723,200)

Balance - December 31, 2008	100	$1,000	$(523,556)	$(522,556)

See notes to financial statements

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statements of Cash Flows

	For the Years Ended
	December 31,
	2008	2007
Cash Flows from Operating Activities
Net income	$732,145	$632,792
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	10,422	7,268
(Increase) Decrease in:
Inventory	(3,830)	16,128
Prepaid expenses	(5,000)	5,000
Other current assets	34	(2,884)
Increase (Decrease) in:
Accounts payable	(1,614)	8,929
Accrued expenses	1,438	3,180
Deferred revenue	(60,505)	46,135
	673,090	716,548
Cash Flows Used In Investing Activities
Purchase of fixed assets	(9,443)	(17,473)

Cash Flows Used In Financing Activities
Distribution to shareholders	(723,200)	(599,178)

Net Increase (Decrease) In Cash	(59,553)	99,897

Cash and Cash Equivalents - beginning of year	325,646	225,749

Cash and Cash Equivalents - end of year	$266,093	$325,646

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for:
Interest	$-	$-

Taxes	$-	$-

See notes to financial statements

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Notes to Financial Statements
December 31, 2008 and 2007

1 -	Organization and Nature of Business

Valley Anesthesia Educational Programs, Inc. (the “Company”) was incorporated on March 9, 1993 in Iowa and has its corporate offices located in Des Moines, Iowa.  The Company provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.

2 -	Summary of Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity.  These accounting policies are in conformity with accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

a.
Cash and Cash Equivalents - The Company considers all short-term investments, with an original maturity of three months or less, to be cash equivalents.  Accounts at banking institutions may at times exceed federally insured limits.  As of December 31, 2008 and 2007, the Company had $153,064 and $447,159, respectively, over such limits.

b.
Revenue Recognition - The Company derives its revenue substantially from fees charged for courses and manuals.  The fee is recognized as revenue at the time of the attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. All courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when payments are received in advance of the time of the attendance at the course and when the manual and study guides are shipped. The Company does not accept returns of manuals and study guides.

c.	Cost of Revenue - Cost of revenue include costs of printing, costs of facilities used for presentation of courses, preparation of course materials, and other costs.

d.
Shipping and Handling Costs - Costs incurred for shipping and handling, included in selling and administrative expense in the amounts of $20,004 and $5,675 for the years ended December 31, 2008 and 2007 respectively, are expensed as incurred.

e.
Inventory - The Company generally does not maintain an inventory of manuals and study guides.  These materials are ordered from the printing company as orders from customers are received.  Manuals received and not yet shipped are carried at cost computed on a first-in, first-out basis.

f.
Fixed Assets - Fixed assets are carried at cost.  Depreciation of office equipment is calculated using the straight line method over the three year estimated useful lives of the related assets.  Expenditures for repairs and maintenance are charged to expense as incurred.

g.
Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, future cash flows associated with impairment testing for long-lived assets and contingencies.

h.
Fair Value of Financial Instruments - The Company’s financial instruments consist primarily of cash and cash equivalents, accounts payable, accrued expense, and deferred revenue which approximate fair value because of their short maturities.

i.
Impairment of Long-Lived Assets - In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.  At December 31, 2008 and 2007, the Company does not believe that any impairment has occurred.

j.
Recently Issued Accounting Pronouncements - In September 2009, the Company implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).  All of the content included in the Codification is considered authoritative.  The Codification is not intended to amend GAAP, but codifies previous accounting literature.  The Company has changed the referencing of authoritative accounting literature to conform to the Codification.

In May 2009 the Company adopted ASC 855-10 “Subsequent Events”.  The Codification does not require significant changes regarding recognition or disclosure of subsequent events, but does require disclosure of the date through which subsequent events have been evaluated for disclosure and recognition.  The Codification is effective for financial statements issued after June 15, 2009.  The adoption did not have a significant impact on the Company’s financial statements.

The Company adopted Accounting Standards Update (“ASU”) 2009-13, “Multiple-Deliverable Revenue Arrangements a consensus of the FASB Emerging Issues Task Force”.   This ASU establishes a selling price hierarchy for determining the selling price of a deliverable, inclusive of an estimated selling price if neither vendor specific objective evidence nor third party evidence is available.  While this ASU was issued in October 2009, early adoption is permitted.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

k.	Income Taxes - The Company has elected to be taxed as an S Corporation under the Internal Revenue Code and applicable state statues. Accordingly, no provision has been made for federal or state taxes.

The Company has elected to defer the application of ASC 740 Accounting for Uncertainty in Income Taxes.  ASC 740 is effective for the Company’s fiscal period beginning January 1, 2009.  ASC 740 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements.

Although the Company is considered a pass-through entity for Federal and state income tax purposes, ASC 740 is applicable.  The Financial Accounting Standards Board has deferred guidance on the application of the provisions of ASC 740 as they relate to pass-through entities.  However, certain taxing jurisdictions do not recognize the Company’s income tax status as a pass-through entity.  The Company’s accounting policy for evaluating uncertain tax positions taken or expected to be taken in income tax filings, should they arise, is based on its assessment of tax positions that have uncertainty as to the probability of being sustained upon examination by those jurisdictions.  Therefore, the Company may be subject to income tax liability-related exposures.

l.
Earnings Per Share - Basic earnings per share is computed using the weighted average number of shares of common stock outstanding.  The Company had no common equivalent shares outstanding, which would have had a dilutive effect on the earnings per share.

m.	Industry Segment Information - The Company has determined that they operate under one segment, and are not required to report on their operations by segment.

3-	Fixed Assets

The Company’s fixed assets consist of office equipment at December 31:

	2008	2007
Office equipment	$64,420	$54,977
Less: Accumulated depreciation	(46,969)	(36,547)
Office equipment at net book value	$17,451	$18,430

Depreciation expense was $10,422 and $7,268 during the years ended December 31, 2008 and 2007, respectively.

4 -	Commitment and Contingencies

a.
Lease - The Company rents office space from one of its shareholders on a month to month basis.  The Company pays $656 per month for rent.  Rent expense for each of the years ended December 31, 2008 and 2007 was $7,875.

b.
Retirement Plan - The Company has a profit sharing plan for certain eligible employees who work more than 1,000 hours per year.  The Company’s contributions for the years ended December 31, 2008 and 2007 were $101,601 and $99,099, respectively.  Employer contributions begin vesting at 20% after year two and are fully vested after six years.  Plan expenses for the years ended December 31, 2008 and 2007 were $1,196 and $2,246, respectively.

c.
Commitment for Conference Facilities - The Company’s courses are presented in conference facilities located in hotels in various cities throughout the continental United States.  The Company enters into contracts with the various hotels well in advance of the upcoming courses.  These contracts provide, among other matters, that the Company guarantee a stated minimum number of attendees and/or guest rooms, and may hold the Company to stated percentages of the amounts in the event of course cancellation.

5 -	Income Taxes

The Company's successor in connection with the sale of its assets and operations as described in the Subsequent Event footnote, is to be taxed as a C Corporation, and as such will incur its own income taxes.  Had the Company not been an S Corporation, and had it incurred its own income taxes, the provision for such would be as follows;

	For the Year Ended December 31, 2008
	Federal	State	Total
Current	$211,000	$47,000	$258,000
Deferred	22,000	5,000	27,000
	$233,000	$52,000	$285,000

	For the Year Ended December 31, 2007
	Federal	State	Total
Current	$217,000	$48,000	$265,000
Deferred	(15,000)	(3,000)	(18,000)
	$202,000	$45,000	$247,000

Net deferred tax assets (liabilities) would have included the following components;

As at December 31, 2008

		Deferred Tax Asset (Liability)
	Temporary Difference	Federal	State	Total
Inventory	$(4,000)	$(1,000)	$-	$(1,000)
Prepaid expenses	(5,000)	(2,000)	-	(2,000)
Accumulated depreciation	(17,000)	(6,000)	(1,000)	(7,000)
Accrued expenses	2,000	1,000	-	1,000
Deferred revenues	705,000	240,000	49,000	289,000
	$681,000	$232,000	$48,000	$280,000

As at December 31, 2007

		Deferred Tax Asset (Liability)
	Temporary Difference	Federal	State	Total
Accumulated depreciation	$(18,000)	$(6,000)	$(1,000)	$(7,000)
Accrued expenses	3,000	1,000	-	1,000
Deferred revenues	765,000	260,000	53,000	313,000
	$750,000	$255,000	$52,000	$307,000

No valuation allowance has been considered against the deferred tax assets in as much as the Company would expect to realize the full amount of the deferred tax assets.

The Company did not adopt Accounting Standards Codification ("ASC") 740, for “Uncertainty in Income Taxes” effective January 1, 2007.  Had the Company adopted ASC 740 on January 1, 2007, there would have been no unrecognized tax positions that would have been required to have been recognized at January 1, 2007, December 31, 2007 and 2008.

In addition to its federal income tax return, the Company was obligated to file in the following state jurisdictions; Florida, Minnesota, Pennsylvania, Ohio, Tennessee, Texas, North Carolina, and Iowa.  All periods within the applicable jurisdiction’s statute of limitations remain open to governmental audit.

Pro forma net income and net income per share are as follows:

	2008	2007
Net income as reported	$732,145	$632,792
Provision for income taxes	285,000	247,000
Pro forma net income	$447,145	$385,792

Per share data - basic and diluted:

	2008	2007
Net income as reported	$7,321.45	$6,327.92
Provision for income taxes	2,850.00	2,470.00
Pro forma net income	$4,471.45	$3,857.92

Weighted average number of shares outstanding - basic and diluted	100	100

6 -	Subsequent Events

Effective August 20, 2009, the Company entered into an asset purchase agreement (“Agreement”) whereby the Company sold all of its operating assets and all of its operations to Valley Anesthesia, Inc. (“Buyer”), a Delaware corporation.  Consideration received included a.) $2,000,000 in cash, b.) $2,000,000 note (recorded at $1,702,883 fair value) c.) receivable for a earn out provision at its $79,990 present value, and d.) transfer of liabilities in a net amount of $55,342.  Assets sold included the website and domain, inventory, office machinery, receivables, prepaid but unearned revenues, trademarks, copyrights, trade names and all other intellectual property including goodwill.

Subsequent events have been evaluated for disclosure and recognition through December 31, 2009.

Valley Anesthesia
   Educational Programs, Inc.
Financial Statements
August 20, 2009

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Table of Contents
August 20, 2009

Page

Independent Auditors’ Report	F-46

Financial Statements

Balance Sheet	F-47
Statement of Income	F-48
Statement of Changes in Shareholders’ Equity (Deficit)	F-49
Statement of Cash Flows	F-50

Notes to Financial Statements	F-51-F-54

Independent Auditors’ Report

To the Board of Directors and Stockholders
Valley Anesthesia Educational Programs, Inc.

We have audited the accompanying balance sheet of Valley Anesthesia Educational Programs, Inc. (the "Company"), as of August 20, 2009, and the related statements of operations, change in shareholders' equity, and cash flows for the period January 1, 2009 through August 20, 2009. The Company's management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing auditing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of August 20, 2009 and the results of its operations and its cash flows for the period January 1, 2009 through August 20, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Raich Ende Malter & Co. LLP

RAICH ENDE MALTER & CO. LLP
New York, New York
July 12, 2010

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Balance Sheet
August 20, 2009

ASSETS
Current Assets
Cash and cash equivalents	$301,606
Accounts receivable	21,082
Prepaid expenses	2,803
325,491

Office Equipment	10,873
Other Assets - Security deposits	12,500
23,373

$348,864

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$965
Accrued expenses	17,057
Deferred revenue	525,955
543,977
Shareholders' Equity
Common stock
No par value; 100 shares authorized, issued, and outstanding	1,000
Accumulated deficit	(196,113)
(195,113)

$348,864

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statement of Income
For the Period Ended August 20, 2009

Revenue	$932,573
Less: Refunds and NSF checks	8,670
923,903
Costs and Expenses
Cost of revenue	196,502
Selling and administrative expenses	249,454
Depreciation and amortization	6,578
452,534

Income from Operations	471,369

Other Income
Interest and dividend income	3,674

Net Income	$475,043

Earnings Per Share - basic and diluted	$4,750.43

Weighted Average Shares Outstanding - basic and diluted	100

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statement of Changes in Shareholders' Equity (Deficit)
For the Period Ended August 20, 2009

			Retained
	Common Stock		Earnings	Total
	Shares	Amount	(Deficit)	Equity

Balance - January 1, 2009	100	$1,000	$(523,556)	$(522,556)

Net Income	-	-	475,043	475,043

Distributions to Shareholders	-	-	(147,600)	(147,600)

Balance - August 20, 2009	100	$1,000	$(196,113)	$(195,113)

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Statement of Cash Flows
For the Period Ended August 20, 2009

Cash Flows from Operating Activities
Net income	$475,043

Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	6,578
(Increase) decrease in:
Accounts receivable	(21,082)
Inventory	3,830
Prepaid expenses	2,197
Other current assets	2,850
Increase (decrease) in:
Accounts payable	(8,654)
Accrued expenses	(86,329)
Deferred revenue	(178,820)
195,613
Cash Flows Provided By Investing Activities
Security deposits	(12,500)

Cash Flows Used In Financing Activities
Distribution to shareholders	(147,600)

Net Increase In Cash	35,513

Cash and Cash Equivalents - beginning of period	266,093

Cash and Cash Equivalents - end of period	$301,606

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest	$-

Taxes	$-

VALLEY ANESTHESIA EDUCATIONAL PROGRAMS, INC.

Notes to Financial Statements
August 20, 2009

1 -	Organization and Nature of Business

Valley Anesthesia Educational Programs, Inc. (the “Company”) was incorporated on March 9, 1993 in Iowa and has its corporate offices located in Des Moines, Iowa.  The Company designs and provides comprehensive review and update courses and study materials to Student Registered Nurse Anesthetists in preparation for the National Certifying Exam throughout the continental United States.

2 -	Sale of Assets

Effective August 20, 2009, the Company entered into an asset purchase agreement (“Agreement”) whereby the Company sold all of its operating assets and all of its operations to Valley Anesthesia, Inc. (“Buyer”), a Delaware corporation.  Consideration received included a.) $2,000,000 in cash, b.) $2,000,000 note (recorded at fair value of $1,702,883) c.) receivable for an earn out provision at its present value of $79,990, and d.) transfer of liabilities in a net amount of $55,342.  Assets sold included the website and domain, inventory, office equipment, receivables, prepaid but unearned revenues, trademarks, copyrights, trade names and all other intellectual property including goodwill.

3 -	Summary of Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity.  These accounting policies are in conformity with accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

a.
Cash and Cash Equivalents - The Company considers all short-term investments, with an original maturity of three months or less, to be cash equivalents.  Accounts at banking institutions may at times exceed federally insured limits.

b.
Revenue Recognition - The Company derives its revenue substantially from fees charged for courses and manuals.  The fee is recognized as revenue at the time of the attendance at the course and when the manual is shipped to customers.  The Company recognizes revenue from the sale of study guides when the study guides are shipped to customers. All courses and study guides are paid in advance and the Company refunds only a portion of the fee upon cancellation. Deferred revenue is recorded when payments are received in advance of the time of the attendance at the course and when the manual and study guides are shipped. The Company does not accept returns of manuals and study guides.

c.	Cost of Revenue - Cost of revenue includes costs of printing, costs of facilities used for presentation of courses, preparation of course materials, and other costs.

d.
Shipping and Handling Costs - Costs incurred for shipping and handling, included in selling and administrative expense in the approximate amount of $5,449 for the period January 1, 2009 through August 20, 2009, are expensed as incurred.

e.
Accounts Receivable - The Company does not have a general provision for doubtful accounts.  Accounts receivable generally consist of the amount due on the receipt of payment from the company processing credit card payments from customers.

f.
Inventory - The Company generally does not maintain an inventory of manuals and study guides.  These materials are ordered from the printing company as orders from customers are received.  Manuals received and not yet shipped are carried at cost computed on a first-in, first-out basis.

g.
Fixed Assets - Fixed assets are carried at cost.  Depreciation of office equipment is calculated using the straight line method over the three year estimated useful lives of the related assets.  Expenditures for repairs and maintenance are charged to expense as incurred.  Depreciation expense was $6,578 during the period January 1, 2009 through August 20, 2009.

h.
Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, future cash flows associated with impairment testing for long-lived assets and contingencies.

i.
Fair Value of Financial Instruments - The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses which approximate fair value because of their short maturities.

j.
Impairment of Long-Lived Assets - In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.  At August 20, 2009, the Company does not believe that any impairment has occurred.

k.
Recently Issued Accounting Pronouncements - In September 2009, the Company implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).  All of the content included in the Codification is considered authoritative.  The Codification is not intended to amend GAAP, but codifies previous accounting literature.  The Company has changed the referencing of authoritative accounting literature to conform to the Codification.

In May 2009, the Company adopted ASC 855-10 “Subsequent Events”.  The Codification does not require significant changes regarding recognition or disclosure of subsequent events, but does require disclosure of the date through which subsequent events have been evaluated for disclosure and recognition.  The Codification is effective for financial statements issued after June 15, 2009.  The adoption did not have a significant impact on the Company’s financial statements.

The Company adopted Accounting Standards Update (“ASU”) 2009-13, “Multiple-Deliverable Revenue Arrangements a consensus of the FASB Emerging Issues Task Force”.  This ASU establishes a selling price hierarchy for determining the selling price of a deliverable, inclusive of an estimated selling price if neither vendor specific objective evidence nor third party evidence is available.  While this ASU was issued in October 2009, early adoption is permitted.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

l.	Income Taxes - The Company has elected to be taxed as an S Corporation under the Internal Revenue Code and applicable state statues. Accordingly, no provision has been made for federal or state taxes.

ASC 740, Accounting for Uncertainty in Income Taxes is effective for the Company’s fiscal period beginning January 1, 2009.  ASC 740 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements.

Although the Company is considered a pass-through entity for federal and state income tax purposes, ASC 740 is applicable.  The Financial Accounting Standards Board has deferred guidance on the application of the provisions of ASC 740 as they relate to pass-through entities.  However, certain taxing jurisdictions do not recognize the Company’s income tax status as a pass-through entity.  The Company’s accounting policy for evaluating uncertain tax positions taken or expected to be taken in income tax filings, should they arise, is based on its assessment of tax positions that have uncertainty as to the probability of being sustained upon examination by those jurisdictions.  Therefore, the Company may be subject to income tax liability-related exposures.

The Company has determined that there are no unrecognized tax positions pursuant to ASC 740.

In addition to its federal income tax return, the Company was obligated to file in various states.  All periods within the applicable jurisdictions’ statutes of limitation remain open to government audit.

m.
Earnings Per Share - Basic earnings per share is computed using the weighted average number of shares of common stock outstanding.  The Company had no common equivalent shares outstanding which would have had a dilutive effect on the earnings per share.

n.	Industry Segment Information - The Company has determined that they operate under one segment and are not required to report on their operations by segment.

4 -	Commitment and Contingencies

a.
Lease - The Company rents office space from one of its shareholders on a month to month basis.  The Company pays $656 per month for rent.  Rent expense for the period January 1, 2009 through August 20, 2009 was $5,250.

b.
Retirement Plan - The Company has a profit sharing plan for certain eligible employees who work more than 1,000 hours per year.  The Company did not make contributions during the period January 1, 2009 through August 20, 2009.  Employer contributions begin vesting at 20% after year two and are fully vested after six years.

c.
Commitment for Conference Facilities - The Company’s courses are presented in conference facilities located in hotels in various cities throughout the continental United States. The Company enters into contracts with the various hotels well in advance of the upcoming courses. These contracts provide, among other matters, that the Company guarantee a stated minimum number of attendees and/or guest rooms, and may hold the Company to stated percentages of the amounts in the event of course cancellation.

d.
Employment Agreement - The Company has an employment agreement with one of its executives that provides for compensation of approximately $90,000 for calendar year 2009.  This agreement was assigned to the Buyer (see Note 2).

5 -	Income Taxes

The Company's successor in connection with the sale of its assets and operations, as described in Note 2, is to be taxed as a C Corporation, and as such will incur its own income taxes.  Had the Company not been an S Corporation, and had it incurred its own income taxes, the provision for such would be as follows:

	For the period January 1 through August 20, 2009
	Federal	State	Total
Current	$97,000	$22,000	$119,000
Deferred	51,000	11,000	62,000
	$148,000	$33,000	$181,000

Net deferred tax assets (liabilities) as at August 20, 2009 would have included the following components:

Accounts receivable	$(8,000)
Prepaid expenses	(1,000)
Accrued expenses	7,000
Deferred revenue	203,000
$201,000

No valuation allowance has been considered against the deferred tax assets in as much as the Company would expect to realize the full amount of the deferred tax assets.

Pro forma net income and net income per share are as follows:

Net income as reported	$475,043
Provision for income taxes	181,000
Pro forma net income	$294,043

Per share data - basic diluted:

Net income as reported	$4,750
Provision for income taxes	1,810
Pro forma net income	$2,940
Weighted average number of shares outstanding - basic and diluted	100

6 -	Subsequent Events

Subsequent events have been evaluated for disclosure and recognition through July 12, 2010.

TRAINING DIRECT, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2009

TRAINING DIRECT, LLC

DECEMBER 31, 2009

Independent Auditors’ Report

Board of Directors
Training Direct, LLC

We have audited the accompanying balance sheet of Training Direct, LLC (the “Company”) as of December 31, 2009, and the related statements of income, member’s equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Training Direct, LLC as of December 31, 2009, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Raich Ende Malter & Co. LLP

Raich Ende Malter & Co. LLP
New York, New York
March 31, 2010

TRAINING DIRECT, LLC

Balance Sheet
December 31, 2009

ASSETS
Current Assets
Cash	$34,003
Accounts receivable, net of allowance for uncollectable accounts of $12,688	173,437
207,440

Fixed Assets
Furniture and equipment	83,500
Leasehold improvements	73,575
157,075
Accumulated depreciation and amortization	(4,566)
152,509

Other Non-Current Assets
Tradename/Trademark/content/customer relationships/certification and other intangibles, net of $0 in accumulated amortization	649,000
Non-compete agreements, net of $0 in accumulated amortization	7,000
Goodwill	139,739
Other, including restricted cash of $40,000	42,358
838,097

$1,198,046

LIABILITIES AND MEMBER'S EQUITY
Current Liabilities
Capital lease obligations - current portion	$18,030
Accounts payable	37,424
Accrued expenses	14,090
Deferred revenue	37,127
106,671

Long-term Liabilities
Capital lease obligations, net of current portion	31,870
31,870

138,541

Member's Equity	1,059,505
1,059,505

$1,198,046

See notes to financial statements

TRAINING DIRECT, LLC

Statement of Income
Year Ended December 31, 2009

Revenues, net	$1,149,489

Operating Costs and Expenses
Student instructional costs	390,592
Recruitment costs	159,613
Occupancy costs	72,901
General and administrative expenses	418,469
Depreciation and amortization	19,531
1,061,106

Income from Operations	88,383

Interest Expense, net	(2,191)

Net Income	$86,192

See notes to financial statements

TRAINING DIRECT, LLC

Statement of Member's Equity
Year Ended December 31, 2009

Balance - beginning of year	$73,774

Capital contributions	1,011,344

Capital disbtributions	(111,805)

Net income	86,192

Balance - end of year	$1,059,505

See notes to financial statements

TRAINING DIRECT, LLC

Statement of Cash Flows
Year Ended December 31, 2009

Cash Flows Provided by (Used In) Operating Activities
Net income	$86,192
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,531
Loss on disposal of furniture and equipment	2,781
(Increase) in:
Accounts receivable - net	(77,210)
Increase in:
Accounts payable	9,015
Accrued expenses	6,318
Deferred revenue	16,680
Net cash provided by operating activities	63,307

Cash Flows (Used In) Investing Activities
Purchase of fixed assets	(96,207)
Other assets, restricted cash	(40,000)
Net cash used in investing activities	(136,207)

Cash Flows Provided By (Used In) Financing Activities
Payments of capital lease obligations	(7,508)
Capital contributions from members	215,605
Capital distributions to members	(111,805)
Net cash provided by financing activities	96,292

Net Increase In Cash	23,392

Cash - beginning of period	10,611

Cash - end of period	$34,003

Non-Cash Investing and Financing Activities
Acquisition of Tradename/Trademarks/Content/Other Intangible Assets and Goodwill through capital contribution	$795,739
Fixed Assets Acquired by Capital Lease Obligations	57,408

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest	$2,203
Taxes	$-

See notes to financial statements

TRAINING DIRECT, LLC

Notes to Financial Statements
December 31, 2009

1 -  ORGANIZATION  AND NATURE OF BUSINESS

Training Direct, LLC (“Company”) was formed as a limited liability company in Connecticut on January 7, 2004 and has its corporate offices located in Bridgeport, CT.  The Company, a state licensed vocational training school, provides “distance learning” and “residential training” educational programs for students to become eligible for entry-level employment in a variety of fields and industries.  Effective December 31, 2009, the Company became a wholly-owned subsidiary of Educational Investors, Inc. (“EII”).  EII acquired 100% of the members’ interest for $919,505.  EII contributed $140,000 to recapitalize the Company.  The recapitalization resulted in the “pushdown” of $656,000 in intangible assets and goodwill of $139,139, representing the excess of the purchase price over the net assets acquired.

2 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity.  These accounting policies are in conformity with accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

a. Cash and Cash Equivalents - The Company considers all short-term investments, with an original maturity of three months or less, to be cash equivalents.  Accounts at banking institutions may at times exceed federally insured limits.  As of December 31, 2009, the Company had no balances over such limits.

b. Revenue Recognition - The Company derives its revenue substantially from tuition charged for courses. Deferred revenue is recorded for the undelivered portion of billed tuition.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method.

c. Accounts Receivable – Accounts receivable are recorded net of an allowance for uncollectible amounts.  On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts based on a history of past write-offs and collections as well as current conditions.  As of December 31, 2009, the Company recorded an allowance of $12,688.

d. Fixed Assets - Fixed assets are carried at cost.  Depreciation of furniture and equipment is calculated using the straight line method over the estimated useful lives of the related assets ranging from five to seven years. Leasehold improvements are amortized using the straight line method over the term of the lease or the estimated useful life, if shorter.  Expenditures for repairs and maintenance are charged to expense as incurred.

e. Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.  Estimates are used in accounting for, among other things, useful lives for depreciation and amortization and future cash flows associated with impairment testing for long-lived assets.

f. Fair Value of Financial Instruments - The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable and deferred revenue which approximate fair value because of their short maturities.

g. Goodwill - The Company has adopted Accounting Standards Codification (“ASC”) 350 which eliminated the amortization of goodwill and substituted an annual review of the asset for possible impairment, requiring the comparison of fair market value to carrying value.  Fair market value is estimated using the present value of expected future cash flows and other internally calculated measures.  The Company has completed the required testing of goodwill for impairment and has determined that as of December 31, 2009 none of its goodwill is impaired.

h. Impairment of Long-Lived Assets - In the event that facts and circumstances indicate that the cost of an asset may be impaired; an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required.  At December 31, 2009, the Company does not believe that any impairment has occurred.

i. Recently Issued Accounting Pronouncements - In September 2009, the Company implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).  All of the content included in the Codification is considered authoritative.  The Codification is not intended to amend GAAP, but codifies previous accounting literature.  The Company has changed the referencing of authoritative accounting literature to conform to the Codification.

The Company adopted ASC 855-10 “Subsequent Events”.  The Codification does not require significant changes regarding recognition or disclosure of subsequent events, but does require disclosure of the date through which subsequent events have been evaluated for disclosure and recognition.  The ASC is effective for financial statements issued after June 15, 2009.  The adoption did not have a significant impact on the Company’s financial statements.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

j. Income Taxes - The Company is a limited liability company which is treated as a partnership for tax purposes.  Accordingly, the Company’s members are responsible for income taxes on their proportionate share of the Company’s income.

ASC 740 “Income Taxes” (“ASC 740”), (formerly known as FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109”), requires management to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement which could result in the Company recording a tax liability that would reduce the Company’s net assets.

Beginning with the 2009 annual financial statements, the Company adopted ASC 740.  Based on its continued analysis, management has determined that the application of ASC 740 did not result in a material impact to the accompanying financial statements.  The Company is subject to examination by U.S. federal and state authorities for returns filed for the three most recent years.  As of December 31, 2009, the Company did not have any unrecognized tax benefits and does not expect this to change significantly over the next 12 months.

k. Industry Segment Information - The Company has determined that it operates under one segment, and is not required to report on its operations by segment.

3 – CHANGE IN CONTROL

Effective December 31, 2009, EII purchased 100% of the membership interest in the Company for $919,505.  The purchase method of accounting was used for this transaction and the purchase price was allocated, as determined by independent appraisal, to the fair value of financial assets, liabilities, fixed assets, tradename/trademark, group registrations, certification, curriculum, and covenants not-to compete aggregating $779,766, and the $139,739 excess of the purchase price over the fair value of the identifiable assets was realized as goodwill.

The following table summarizes the consideration paid to the former members for the membership interests in the Company and the amounts of assets acquired and liabilities assumed recognized at the acquisition date:

Consideration paid to the former members
Cash	$200,000
Fair value of common shares issued	600,000
Present value of earnout	119,505
$919,505

Recognized amounts of identifiable assets acquired and liabilities assumed
Financial assets	$183,437
Fixed assets	154,867
Identifiable intangible assets	656,000
Goodwill	139,739
Financial liabilities	(214,538)
Total net assets acquired	$919,505

4 – FIXED ASSETS

The Company’s fixed assets consist of the following at December 31:

Furniture and equipment	$83,500
Leasehold improvements	73,575
157,075
Less: Accumulated depreciation	(4,566)
Fixed assets at net book value	$152,509

Depreciation and amortization expense was $19,531 for the year ended December 31, 2009.

5 - INTANGIBLES

The acquisition of the membership interest of the Company resulted in an excess of the purchase price over the fair value of the net assets acquired of $656,000, which consist of curriculum in the amount of $383,000 being amortized over an estimated useful life of 12 years; certification in the amount of $100,000 being amortized over an estimated useful life of 15 years; tradename/trademark in the amount of $96,000 being amortized over an estimated useful life of 18 years; agency customer relationships in the amount of $70,000 being amortized over an estimated useful life of 14 years; and non-compete agreement in the amount of $7,000 being amortized over the term of the agreement of 3 years.

Total amortization expense was $0 for the year ended December 31, 2009.

Amortization of intangibles that will be charged to operations in fiscal 2010, 2011, 2012, 2013, 2014, and thereafter is $51,250, $51,250, $51,250, $48,917, $48,917 and $404,416, respectively.

6 –  CAPITAL LEASE OBLIGATIONS

The Company is obligated under capitalized furniture and equipment leases.  The lease obligations are payable in monthly installment of $1,488 and $451, including imputed interest at 11.480% and 19.705%, expiring through September 2012.

Future annual payments of these obligations as of December 31, 2009 are as follows:

Year Ending December 31,

2010	$23,276
2011	22,329
2012	12,715
58,319

Less amount representing interest	8,419
49,900

Less current portion	18,030
$31,870

The leases provide for the purchase of the furniture and equipment at the end of their respective terms for a nominal amount.

7 – CREDIT LINE

The Company has a credit line facility with a financial institution, which provides for advances to be made for overdrafts of its checking account not to exceed $10,000.  Borrowings under the credit line bear interest at a rate of 15% per annum and are guaranteed by two officers.  The outstanding balance of the credit line at December 31, 2009 was $213, which is included in accrued expenses.

8 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its Bridgeport, CT facility under an operating lease that expires October 8, 2019, with an option to renew for an additional five years.  Terms of the lease require minimum monthly payments of $5,850 plus annual increases of three percent or the CPI annual increase, if greater. The Company must pay for repairs, maintenance and insurance under this lease.

The minimum annual payments under lease obligations are as follows for the years ending December 31: 3

2010	$70,727
2011	72,848
2012	75,034
2013	77,285
2014	79,603
Thereafter	411,717
Total	$787,214

Rent expense for the year ended December 31, 2009 was $41,405.

Employment and Consulting Agreements

The Company has entered into an employment contract with an executive.  In addition to base compensation, the contract provide for compensation adjustments, as described in the agreement.  The total base compensation commitment of the contract is $135,000 for each of the years ended December 31, 2010, 2011 and 2012.

Off Balance Sheet Arrangement

The Company, through its bank, issued an irrevocable letter of credit in the amount of $40,000, as required by the State of Connecticut Department of Higher Education.  This letter of credit may not be extended beyond December 31, 2021. As collateral for the letter of credit, the Company purchased a Certificate of Deposit with the bank in the amount of $40,000, which is included in Other Assets.

9 – SUBSEQUENT EVENTS

Subsequent events have been evaluated for disclosure and recognition through March 31, 2010 of which there are none.

Independent Auditor's Report

To the Board of Directors
Training Direct LLC
Bridgeport, CT

I have audited the accompanying balance sheet of Training Direct, LLC as of December 31, 2008, and the related statements of operations, members' equity, and cash flows for the year then ended.  These financial statements are the responsibility of management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Training Direct, LLC as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, I have also issued my report dated April 22, 2009 on my consideration of Training Direct, LLC's internal control over financial reporting and on my tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of that report is to describe the scope of my testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of my audit.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
April 22, 2009

TRAINING DIRECT, LLC
BALANCE SHEET
DECEMBER 31, 2008

ASSETS

Current Assets
Cash	$10,611
Student tuition receivable, net of allowance for uncollectables of $5,856	96,227
Total current assets	106,838

Property and Equipment, at cost, net of accumulated depreciation of $131,154	21,206

Other Assets
Security deposits	2,358

Total assets	$130,402

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$28,409
Accrued expenses payable	7,772
Deferred tuition revenue	20,447
Total current liabilities	56,628

Members' Equity	73,774

Total liabilities and members' equity	$130,402

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Revenues
Tuition Revenue	$852,288
Less: tuition refunds	(18,609)
Net tuition revenue	833,679

Operating Costs and Expenses
Student instructional costs	268,965
Recruitment costs	151,804
Occupancy costs	55,986
General and administrative expenses	337,933
Total operating costs and expenses	814,688

Operating income before depreciation	18,991

Depreciation expense	29,241

Net loss	$(10,250)

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2008

Balance - beginning of year	$90,861

Capital distributions	(6,837)

Net loss for the year ended December 31, 2008	(10,250)

Balance - end of year	$73,774

See accompanying notes to the financial statements.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2008

Cash Flows from Operating Activities
Net loss	$(10,250)
Noncash item included in net income:
Depreciation expense	29,241
18,991

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	14,579
Prepaid expense	4,376
Increase (decrease) in liabilities:
Accounts payable	(22,378)
Accrued expenses payable	5,522
Deferred tuition revenue	(2,563)
(464)

Net cash provided by operating activities	18,527

Cash Flows from Investing Activities:
Purchase of classroom furniture and equipment	(2,746)
Cash Flows from Financing Activities:
Capital distributions to members	(6,837)

Net increase in cash	8,944

Cash - beginning of year	1,667

Cash - end of year	$10,611

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,352
Cash paid during the year for income taxes	$0

See accompanying notes to the financial statements.

Training Direct, LLC
Notes to Financial Statements
December 31, 2008

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

Training Direct, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of Connecticut on January 7, 2004  The company owns and operates Training Direct, a state licensed vocational training school.

The school provides vocational education and training programs to students in both traditional classroom and distance education formats.

Revenue Recognition

The financial statements of the company are prepared on the accrual basis of accounting.  Tuition billed to students is recognized as revenue, determined by the percentage of completion method, based on each student's academic progress.

Concentration of Credit Risk

The company deposits its cash with high credit quality institutions. At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Depreciation

Property and equipment are recorded at cost.  Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets.  Maintenance and repairs are charged to expense as incurred.

Income taxes

The company is a limited liability company which is treated as a partnership for tax purposes.  Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Note 2 - Property and Equipment

The major classifications of property and equipment are summarized below:

	Estimated
	Useful Life
School materials and curricula	5	$134,250
Furniture, fixtures and equipment	7	15,610
Leasehold improvements	5	2,500
		152,360
Accumulated depreciation		(131,154)
Net book value		$21,206

Note 3 - Lease Commitment

The company currently leases its instructional and office facilities located at 3851 Main Street, Bridgeport, CT under an informal month to month verbal agreement.  The agreement requires monthly payments of $2,550 and requires the company to pay for repairs, maintenance, taxes, and insurance.

Note 4 - Bank Loan

The company has a $10,000 unsecured bank line of credit.  As of December 31, 2008, there were no outstanding loan balances.

Independent Auditor's Report

To the Board of Directors
Training Direct LLC
Bridgeport, CT

I have audited the accompanying balance sheet of Training Direct, LLC as of December 31, 2007, and the related statements of operations, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Training Direct, LLC as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, I have also issued my report dated April 24, 2008 on my consideration of Training Direct, LLC's internal control over financial reporting and on my tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of that report is to describe the scope of my testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of my audit.

/s/ Steven F. Landau, CPA
Steven F. Landau, CPA
April 24, 2008

TRAINING DIRECT, LLC
BALANCE SHEET
DECEMBER 31, 2007

ASSETS

Current Assets
Cash	$1,667
Student tuition receivable, net of allowance for uncollectables of $5,474	110,806
Prepaid expense	4,376
Total current assets	116,849

Property and Equipment, at cost, net of accumulated depreciation of $101,913	47,701

Other Assets
Security deposits	2,358

Total assets	$166,908

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts payable	$50,787
Accrued expenses payable	2,250
Deferred tuition revenue	23,010
Total current liabilities	76,047

Members' Equity	90,861

Total liabilities and members' equity	$166,908

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Revenues
Tuition Revenue	$661,699
Less: tuition refunds	(10,097)
Net tuition revenue	651,602

Operating Costs and Expenses
Student instructional costs	215,638
Recruitment costs	115,062
Occupancy costs	70,883
General and administrative expenses	242,300
Total operating costs and expenses	643,883

Operating income before depreciation	7,719

Depreciation expense	29,045

Net loss	$(21,326)

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2007

Balance - beginning of year	$165,457

Capital distributions	(53,270)

Net loss for the year ended December 31, 2007	(21,326)

Balance - end of year	$90,861

See accompanying notes to the financial statements.

TRAINING DIRECT, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007

Cash Flows from Operating Activities
Net loss	$(21,326)
Noncash item included in net income:
Depreciation expense	29,045
7,719

Changes in operating assets and liabilities
Decrease (increase) in assets:
Student tuition receivable	33,142
Prepaid expense	(4,376)
Increase (decrease) in liabilities:
Accounts payable	24,716
Accrued expenses payable	(1,841)
Deferred tuition revenue	(8,297)
43,344

Net cash provided by operating activities	51,063

Cash Flows from Investing Activities:	0

Cash Flows from Financing Activities:
Capital distributions to members	(53,270)

Net decrease in cash	(2,207)

Cash - beginning of year	3,874

Cash - end of year	$1,667

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,542
Cash paid during the year for income taxes	$0

See accompanying notes to the financial statements.

Training Direct, LLC
Notes to Financial Statements
December 31, 2007

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

Training Direct, LLC. (the "Company") was organized as a limited liability company (LLC) in the State of Connecticut on January 7, 2004 The company owns and operates Training Direct, a state licensed vocational training school.

The school provides vocational education and training programs to students in both traditional classroom and distance education formats.

Revenue Recognition

The financial statements of the company are prepared on the accrual basis of accounting. Tuition billed to students is recognized as revenue, determined by the percentage of completion method, based on each student's academic progress.

Concentration of Credit Risk

The company deposits its cash with high credit quality institutions. At various times during the year, cash balances maintained in bank accounts may exceed FDIC insurable limits. In the normal course of business, the company extends unsecured credit to its students. Many students receive financial assistance from community based and government agencies. Collection of student accounts receivable is reasonably assured provided that the school and students continuously comply with various financial assistance regulations.

Depreciation

Property and equipment are recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets. Maintenance and repairs are charged to expense as incurred.

Income taxes

The company is a limited liability company which is treated as a partnership for tax purposes. Accordingly, the company's members are responsible for income taxes on their proportionate share of the company's income.

Note 2 - Property and Equipment

The major classifications of property and equipment are summarized below:

	Estimated
	Useful Life
School materials and curricula	5	$134,250
Furniture, fixtures and equipment	7	12,864
Leasehold improvements	5	2,500
		149,614
Accumulated depreciation		(101,913)
Net book value		$47,701

Note 3 - Lease Commitment

The company currently leases its instructional and office facilities located at 3851 Main Street, Bridgeport, CT under an informal month to month verbal agreement. The agreement requires monthly payments of $2,452 and requires the company to pay for repairs, maintenance, taxes, and insurance.

Note 4 - Bank Loan

The company has a $10,000 unsecured bank line of credit. As of December 31, 2007, there were no outstanding loan balances.

Exhibit A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

FLORHAM CONSULTING CORP.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Florham Consulting Corp., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST:  That the name of this corporation is Florham Consulting Corp., and that this corporation was originally incorporated pursuant to the General Corporation Law on February 9, 2005.

SECOND:  That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety as follows:

THIRD:  That the amendment and restatement of the Certificate of Incorporation of this corporation has been duly consented to and authorized by the holders of a majority in voting power of the stock of the Corporation entitled to vote generally in the election of the directors irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

ARTICLE I

The name of the corporation (hereinafter called the "Corporation") is Oak Tree Educational Partners, Inc.

ARTICLE II

The address, including street, number, city, and county, of the registered office of the Corporation  in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington,  Delaware 19808, New Castle County.  The name of the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

ARTICLE III

The nature of the business and the purposes to be conducted and promoted by the Corporation shall be to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

The total number of shares of stock which the Corporation shall have authority to issue is 52,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 2,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

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The Board of Directors is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the voting powers, designations, powers, preferences and/or restrictions thereof, if any, with respect to each such class or series of  Preferred  Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by Delaware law.

The Board of Directors has and hereby authorizes a series of the Corporation's previously authorized 250,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

I.	DESIGNATION AND AMOUNT

The designation of this series, which consists of up to Two Hundred and Fifty Thousand (250,000) shares of Preferred Stock, is the Series A Preferred Stock (the "Series A Preferred Stock") and the stated value amount shall be One Cent ($0.01) per share (the "Stated Value ").

II.	CERTAIN DEFINITIONS

For purposes of this Certificate of Incorporation, in addition to the other terms defined herein, the following terms shall have the following meanings:

A           “Affiliates” of any particular Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by or under common control with such Person.  For purposes of this definition, “ control ” (including the terms “ controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

B.           "Business Day" means any day, other than a Saturday or Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

C.          “Common Stock” means the common stock of the Corporation, par value $0.0001 per share, together with any securities into which the common stock may be reclassified.

D.          "Conversion Date" means a date which shall be the Business Day immediately following the filing of the Florham Restated Charter with the Secretary of State of the State of Delaware.

E.           “Conversion Shares” means 49.11333 shares of Common Stock for each of the 250,000 outstanding shares of Series A Preferred Stock, or an aggregate of 12,278,333 Conversion Shares.

F.           “Fully-Diluted Common Stock” shall mean (a) the aggregate number shares of Corporation Common Stock that are issued and outstanding on the Effective Date of the Merger, plus the sum of (i) all additional shares of Common Stock that are issuable upon the exercise of all of the Florham Warrants or other securities that are then exercisable for or convertible into Common Stock, (ii) all shares of Common Stock included in the Merger Consideration, (ii) all shares of Common Stock issuable upon conversion of these shares of Series A Preferred Stock included in the Merger Consideration, and (iii) all shares of Common Stock issuable upon exercise of the Florham Stockholder Options included in the Merger Consideration.  The term “Fully-Diluted Common Stock” shall not mean or include:

(a)          the issuance of the Acquisition Shares and the Escrow Shares issued to the TDI Equity Owners pursuant to the TDI Purchase Agreement, or

(b)          any shares of Common Stock issuable upon the exercise of any Florham Management Options; or

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(c)          any shares of Common Stock issuable upon the exercise of any Directors and Consultants Options, or

(d)          any shares of Common Stock or other securities convertible into or exercisable or exchangeable for Common Stock that is issued for any business purpose following the Effective Time of the Merger.

G.           “Holder” shall mean the collective reference to Sanjo Squared LLC and Kinder Investments, LP, their respective Affiliates or any one or more holder(s) of shares of Series A Preferred Stock.

H.           “Issuance Date" means one (1) Business Day following the filing of this Series A Certificate of Designation with the Secretary of State of the State of Delaware.

I.            “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of December 16, 2009, by and among the Corporation, EII Acquisition Corp., Educational Investors, Inc., Sanjo Squared, LLC, Kinder Investments, LP, Joseph J. Bianco and Anil Narang.

J.            “Stated Value means One Cent ($0.01) per share of Series A Preferred Stock.

III. DIVIDENDS

A           Holders of Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Corporation.  No cash dividends or distributions shall be declared or paid or set apart for payment on the Common Stock unless such cash dividend or distribution is likewise declared, paid or set apart for payment on the Series A Preferred Stock in an amount equal to the dividend or distribution that would be payable if all of the issued and outstanding shares of the Series A Preferred Stock had been fully converted into Common Stock on the day immediately prior to the date which shall be the earliest to occur of the declaration, payment, or distribution or such dividend.

B.           No dividends or distributions shall be declared or paid or set apart for payment on the Series A Preferred Stock unless full and (if applicable) cumulative dividends have been or are contemporaneously declared, paid or set apart for payment on all Senior Securities (as hereinafter defined) in accordance with the respective terms of the Certificates of Designations for such Senior Securities.

C.           Dividends on the Series A Preferred Stock are prior and in preference to any declaration or payment of any dividend or other distribution (as defined below) on any outstanding shares of Junior Securities (as hereinafter defined).

IV. CONVERSION

A.          Automatic Conversion.

On the Conversion Date, all 250,000 shares of Series A Preferred Stock shall automatically and without any further action on the part of any Holder or the Corporation, be converted into all, and not less than all, of the 12,278,333 Conversion Shares (the "Conversion").

B.           Mechanics of Conversion. Immediately following the Conversion Date, the Corporation shall promptly send, via facsimile, a confirmation to each Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion.  The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Series A Preferred Stock Certificates are delivered to the Corporation as provided above, or the Holder notifies the Corporation that such Series A Preferred Stock Certificates have been lost, stolen or destroyed and delivers appropriate documentation to the Corporation.

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(i)             Delivery of Common Stock Upon Conversion. Upon the surrender of Series A Preferred Stock Certificates, the Corporation (itself, or through its transfer agent, as appropriate) shall, no later than the later of (a) the fifth (5th) Business Day following the Conversion Date and (b) the Business Day immediately following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XI B) (the "Delivery Period"), issue and deliver (i.e., deposit with a nationally recognized overnight courier service portage prepaid) to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted and (y) a certificate representing the number of shares of Series A Preferred Stock not being converted, if any.  In addition, if the Corporation's transfer agent is participating in the Depository Trust Corporation ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the Holder thereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the terms of the Merger Agreement), the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer").  If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the Holder physical certificates representing the Common Stock issuable upon conversion. Further, a Holder may instruct the Corporation to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

(ii)            Taxes.  The Corporation shall pay any and all taxes that may be imposed upon it respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series A Preferred Stock.

(iii)            No Fractional Shares.  If any conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series A Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the Series A Conversion Price per share, and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be the next lower whole number of shares.  If the Corporation elects not to, or is unable to, make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

V. RESERVATION OF SHARES OF COMMON STOCK

Immediately following the Corporation’s filing of the Florham Restated Charter authorizing an increase to its authorized Common Stock,  the Corporation shall reserve an appropriate number of Conversion Shares from its authorized but unissued shares of Common Stock for issuance upon conversion of the Series A Preferred Stock (including any shares that may be issuable in connection with the adjustment provisions of this Certificate of Incorporation), and, thereafter, the number of authorized but unissued shares of Common Stock so reserved (the "Reserved Amount") shall at all times be sufficient to provide for the full conversion of all of the Series A Preferred Stock (including any shares that may be issuable in connection with the adjustment provisions of this Certificate of Incorporation).

VI. RANK

All shares of the Series A Preferred Stock shall rank senior to the Corporation's Common Stock and any other class of securities which is specifically designated as junior to the Series A Preferred Stock (collectively, with the Common Stock, the "Junior Securities”) as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

VII. LIQUIDATION PREFERENCE

A.           In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

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(i)           After payment or provision for payment of any distribution on the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, an amount equal to the sum of (x) $0.01 for each share of Series A Preferred Stock then held by them (the "Series A Liquidation Preference Price"), and (y) an amount equal to all unpaid dividends on the Series A Preferred Stock, if any.  If upon the occurrence of a liquidation, dissolution or winding up of the Corporation the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full liquidation preference amount based on the Series A Liquidation Preference Price, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(ii)           After setting apart or paying in full the preferential amounts due pursuant to Section VII (A)(i) above, the remaining assets of the Corporation available for distribution to stockholders, if any, shall be distributed to the holders of the Common Stock on a pro rata basis, based on the number of shares of Common Stock then held by each Holder.

VIII. ADJUSTMENTS

The Series A Conversion Price and the number of Conversion Shares shall be subject to adjustment as follows:

A.          Subdivision or Combination of Common Stock.  If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Conversion Shares issuable upon conversion of the Series A Preferred Stock will be proportionately increased.  If the Corporation at any time combines (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination,  the Conversion Shares issuable upon conversion of the Series A Preferred Stock will be proportionately reduced.

B.           Consolidation, Merger or Sale.  In case of any consolidation of the Corporation with, or merger of the Corporation into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby each Holder of the Series A Preferred Stock will have the right to acquire and receive upon conversion of the Series A Preferred Stock in lieu of the shares of Common Stock immediately theretofore acquirable upon the conversion of the Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of the Series A Preferred Stock had such consolidation, merger or sale or conveyance not taken place.  In any such case, the Corporation will make appropriate provision to insure that the provisions of this Article VIII Section C hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the conversion of the Series A Preferred Stock.  The Corporation will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Corporation) assumes by written instrument the obligations under this Article VIII Section C and the obligations to deliver to each Holder of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, each Holder may be entitled to acquire.

D.           Distribution of Assets.  In case the Corporation shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution (on an “as converted” basis, as though all Series A Preferred Stock had been converted into Common Stock immediately prior to the dividend declaration date), each Holder of the Series A Preferred Stock shall be entitled upon conversion of the Series A Preferred Stock for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to such Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

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E.           Minimum Ownership of Fully-Diluted Common Stock.   Notwithstanding anything to the contrary, express or implied, contained in this Certificate of Incorporation, as at the Conversion Date, the Holders, Joseph Bianco (“Bianco”) and Anil Narang (“Narang”) shall own and be entitled to own as Merger Consideration pursuant to the Merger Agreement, not less than 95.0% of the Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger.  Accordingly, it is expressly understood and agreed that in the event that the aggregate number of shares of Fully-Diluted Common Stock immediately prior to the Effective Time of the Merger shall be less than or greater than an aggregate of 1,096,700 shares of Fully-Diluted Common Stock, then and in such event, the aggregate number of Conversion Shares issuable upon the automatic conversion of the Series A Preferred Stock shall be appropriately adjusted so that immediately after the Conversion Date, all of the Holders, Bianco and Narang shall own and be entitled to own of record in the aggregate 95.0% of the Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger and the holders of the outstanding shares of Common Stock immediately prior to the Effective Time of the Merger shall own 5.0% of the Fully-Diluted Common Stock immediately after giving effect to the Effective Time of the Merger.

F.           Notice of Adjustment.  Upon the occurrence of any event which requires any adjustment of the number of Conversion Shares, then, and in each such case, the Corporation shall give notice thereof to the Holders of the Series A Preferred Stock, which notice shall state the number of Conversion Shares resulting from such adjustment and the increase or decrease in the number of Conversion Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Such calculation shall be certified by the Chief Financial Officer of the Corporation.

IX. VOTING RIGHTS

A.           Class Voting Rights.        Holders of the Series A Preferred Stock shall vote together as a separate class on all matters which impact the rights, value or conversion terms, or ranking of the Series A Preferred Stock, as provided herein.

B.           General Voting Rights with Common Stock. Subject at all times to the provisions of this Article IX, except as otherwise required by law or as set forth herein, the Holder of each share of Series A Preferred Stock shall be entitled to cast, at any regular or special meeting of stockholders of the Corporation or in connection with the solicitation of any written consent of stockholders of the Corporation, that number of votes as shall be equal to the number of Conversion Shares into which such share of Series A Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class.  Holders of Series A Preferred Stock shall be entitled to notice of any stockholders' meeting in the same manner and at the same time as holders of Common Stock, and in accordance with the Bylaws of the Corporation.

X. PROTECTION PROVISIONS

Prior to the Conversion Date, without the unanimous prior written consent of the Holders of the Series A Preferred Stock, the Corporation shall not:

(a)           make any amendment or modification of the Corporation’s Certificate of Incorporation or by-laws in any manner which has or could reasonably be expected to have, an adverse effect on the rights, privileges and designations of the Series A Preferred Stock;

(b)           issue any additional shares of Series A Preferred Stock, Common Stock or other securities of the Corporation, except as contemplated by the Merger Agreement; or

(c)           amend or modify in any manner this Series A Certificate of Designation.

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XI. MISCELLANEOUS

A.           Cancellation of Series A Preferred Stock If any shares of Series A Preferred Stock are converted pursuant to the Series A Certificate of Designations, the shares so converted or redeemed shall be canceled, shall return to the status of authorized, but unissued Series A Preferred Stock of no designated series, and shall not be issuable by the Corporation as Series A Preferred Stock.

B.           Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the lost, theft, destruction or mutilation of any Series A Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, the Series A Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date.  However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Series A Preferred Stock Certificate(s) if the Holder contemporaneously requests the Corporation to convert such Series A Preferred Stock.

C           Waiver Notwithstanding any provision in this Certificate of Incorporation to the contrary, any provision contained herein and any right of the Holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the Holders thereof) upon the written consent of all of the Holders.

ARTICLE V

The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.  The Board of Directors of the Corporation is expressly authorized to make, alter or repeal the By-Laws of the Corporation, but the stockholders may make additional By-Laws and may alter or repeal any By-Law whether adopted by them or otherwise.

ARTICLE VI

Elections of directors need not be by written ballot except and to the extent provided in the By-Laws of the Corporation.  No director of the Corporation need be a stockholder of the Corporation.

ARTICLE VII

The Corporation is to have perpetual existence.

ARTICLE VIII

The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), indemnify any and all persons whom it shall have power to indemnify under said Section from and against any all of the expenses and liabilities or other matters referred to in or covered by said Section.  Such indemnification shall be mandatory and not discretionary.  Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater than or different from that provided in this Article VIII and the Corporation may purchase and maintain insurance on behalf of any director or officer to the extent provided by Section 145 of the General Corporation Law of the State of Delaware.  Any amendment or repeal of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

The Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law, advance all costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred by any director or officer within 15 days of the presentation of same to the Corporation, with respect to any one or more actions, suits or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation or serves or served at the request of the Corporation as a director, officer, partner, trustee, agent or employee of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, so long as the Corporation receives from the director or officer an unsecured undertaking to repay such expenses if it is ultimately determined that such director or officer is not entitled to be indemnified by the Corporation under the Delaware General Corporation Law.  Such obligation to advance costs and expenses shall be mandatory, and not discretionary, and shall include, without limitation, costs and expenses incurred in asserting affirmative defenses, counterclaims and cross-claims.  Such undertaking to repay may, if first requested in writing by the applicable director or officer, be on behalf of (rather than by) such director or officer, provided that in such case the Corporation shall have the right to approve the party making such undertaking.

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The indemnification and advancement of expenses provided for herein shall not be deemed to be exclusive of any other rights to which those indemnified or entitled to advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE IX

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.  Any amendment or repeal of this Article IX shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.  The liability of a director shall be further eliminated or limited to the full extent permitted by Delaware law, as it may hereafter be amended.

ARTICLE X

Meetings of stockholders may be held within or without the State of Delaware, as determined by the Board of Directors.  The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

ARTICLE XI

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the Delaware General Corporation Law, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XII

The number of directors of the Corporation shall be such number as shall be determined from time to time by resolution of the Board of Directors.  A director may be removed, at any time, either with or without cause, by the affirmative vote of holders of a majority of the voting power of shares of stock then entitled to vote with respect to the election of such director.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been duly executed and delivered by the Corporation this ___ day of October 2010.

FLORHAM CONSULTING CORP.

By:
Joseph Bianco, Chief Executive Officer

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Exhibit B

FLORHAM CONSULTING CORP.
2009 STOCK INCENTIVE PLAN

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FLORHAM CONSULTING CORP.
2009 STOCK INCENTIVE PLAN

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FLORHAM CONSULTING CORP.
2009 STOCK INCENTIVE PLAN

1. Purpose of the Plan. The purpose of the Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of Awards. By granting Awards to such individuals, the Company expects that the interests of the recipients will be better aligned with those of the Company.

2. Definitions. Unless the context clearly indicates otherwise, the following capitalized terms shall have the meanings set forth below:

A.           “Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

B.           “Award” means a grant under the Plan of an Option, Stock Appreciation Right, Cash-Based Award or Other Stock-Based Award.

C.           “Award Agreement” means an agreement entered into between the Company and a Participant setting forth the terms and provisions applicable to Awards granted under the Plan.

D.           “Board” means the Board of Directors of the Company.

E.           “Cash-Based Award” means an Award described in Section 8 as a Cash-Based Award.

F.           “Change in Control” means (i) the purchase or other acquisition after the date hereof (other than from the Company) by any person, entity or group of persons, within the meaning of §13(d) or §14(d) of the Act (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 51% or more of either the then-outstanding shares of common stock of the Company or the combined voting power of the Company’s then-outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the date hereof, constitute the Board (and, as of the date hereof, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) shall be, for purposes of this section, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation’s then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

G.           “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

H.           “Committee” means the committee described in Section 5.

I.           “Company” means Florham Consulting Corp., a Delaware corporation.

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J.           “Fair Market Value” means (i) if there should be a public market for the relevant Stock on the determination date, the arithmetic mean between the high and low of prices of such Stock as reported on such date on the Composite Tape of the principal national securities exchange or, if applicable, the NYSE Amex Stock Exchange on which such Stock is listed or admitted to trading, or, if such Stock is not listed or admitted on any national securities exchange or the NYSE Amex Stock Exchange, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (“NASDAQ”), or if no sale of such shares shall have been reported on the Composite Tape of any national securities exchange or the NYSE Amex Stock Exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of such shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Stock on such date, the value established by the Committee in good faith.

K.           “Incentive Stock Option” means a stock option which is an incentive stock option within the meaning of Code §422.

L.           “Non-qualified Stock Option” means a stock option which is not an Incentive Stock Option.

M.           “Option” means both an Incentive Stock Option and a Non-Qualified Stock Option.

N.           “Other Stock-Based Award” means an Award granted pursuant to Section 8 and described as an Other Stock-Based Award.

O.           “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code §424.

P.           “Participant” means an employee, director or consultant of the Company who is selected by the Committee to receive an Award.

Q.           “Plan” means this Florham Consulting Corp. 2009 Stock Incentive Plan.

R.           “Public Offering” means the creation of an active trading market in Common Stock by the sale of Common Stock to the public pursuant to a registration statement under the Securities Act of 1933.

S.           “Stock” means the common stock of the Company.

T.           “Stock Appreciation Right” means a stock appreciation right described in Section 7.

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U.           “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code §424.

3. Stock Subject to the Plan. One Million Five Hundred Thousand (1,500,000) shares of Stock have been allocated to the Plan and will be reserved to satisfy Awards under the Plan. The Company may, in its discretion, use shares held in the treasury in lieu of authorized but unissued shares. If any Award shall expire or terminate for any reason, the shares subject to the Award shall again be available for the purposes of the Plan. Any shares of Stock which are used by a Participant as full or partial payment to the Company to satisfy a purchase price related to an Award shall again be available for the purposes of the Plan. To the extent any shares subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such withheld shares shall again be available for the purposes of the Plan.

4. Administration. The Plan shall be administered by the Board of Directors of the Company or the Committee, if and when formed. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Awards shall be granted and the number of shares, if applicable, to be subject to each Award. In making such determinations, the Committee may take into account the nature of services rendered by the respective individuals, their present and potential contributions to the Company’s success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations on the matters referred to in this Section 4 shall be conclusive.

5. Committee. When and if formed, the Committee shall be comprised of directors on the compensation committee of the Board. A majority of its members shall constitute quorum. All determinations of the Committee shall be made by a majority of its members present at any meeting at which there is a quorum. Any decision or determination reduced to writing and signed by all of the members shall as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee may, to the extent permitted by law, delegate its responsibilities and authority hereunder to an officer of the Company.

When and if formed, the Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. Before the Committee is formed, the term “Committee” as used herein means the entire Board.

6. Options. The Committee, in its discretion, may grant Options which are Incentive Stock Options or Non-qualified Stock Options, as evidenced by the Award Agreement, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

A.           Type of Option. Incentive Stock Options may be granted to any individual classified by the Committee as an employee of the Company, a Parent or a Subsidiary. A Non-Qualified Stock Option may be granted to any individual selected by the Committee.

B.           Option Prices. The purchase price of the Stock under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock at the time of the granting of the Option; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the purchase price of the Stock under each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date such Option is granted. The purchase price of the Stock under each Non-qualified Stock Option shall be determined from time to time by the Committee, which need not be uniform for all Participants, and shall not be less than 100% of Fair Market Value.

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C.           Exercise – Elections and Restrictions. The purchase price for an Option is to be paid in full upon the exercise of the Option, either (i) in cash, (ii) in the discretion of the Committee, by the tender to the Company (either actual or by attestation) of shares of Stock already owned by the Participant for a period of at least six months as of the date of tender and registered in his or her name, having a Fair Market Value equal to the cash exercise price of the Option being exercised, (iii) under a “cashless exercise” provision implemented by the Committee in connection with the Plan, or (iv) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) through (iii) hereof; provided that, no shares of Stock may be tendered in exercise of an Incentive Stock Option if such shares were acquired by the Participant through the exercise of an Incentive Stock Option unless (a) such shares have been held by the Participant for at least one year, and (b) at least two years have elapsed since such prior Incentive Stock Option was granted. The Committee may provide in an Award Agreement that payment in full of the option price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of any withholding obligations on the part of the Company. The proceeds of sale of Stock subject to the Option are to be added to the general funds of the Company or to the shares of the Stock held in its Treasury, and used for its corporate purposes as the Board shall determine.

D.           Option Terms. The term of each Option shall not be more than ten years from the date of granting thereof or such shorter period as is prescribed in the Award Agreement; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the term of any Incentive Stock Option shall not be more than five years from the date of granting thereof or such shorter period as prescribed in the Award Agreement. Within such limit, Options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall, in each instance, approve, which need not be uniform for all Participants. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to Option until such shares shall be issued to him or her upon the exercise of his or her Option. Upon exercise of an Option, the Committee shall withhold a sufficient number of shares to satisfy the Company’s minimum required statutory withholding obligations for any taxes incurred as a result of such exercise (based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes); provided that, in lieu of all or part of such withholding, the Participant may pay an equivalent amount of cash to the Company.

E.           Successive Option Grants. As determined by the Committee, successive option grants may be made to any Participant under the Plan.

F.           Additional Incentive Stock Option Requirements. The maximum aggregate Fair Market Value (determined at the time an Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company, a Parent and a Subsidiary) shall not exceed $100,000. A Participant who disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

G.           Deferral of Gain on a Non-qualified Stock Option. In accordance with the terms of the applicable non-qualified deferred compensation plan, if any, in which a Participant is eligible to participate, a Participant may elect to defer any gain realized upon the exercise of a Non-qualified Stock Option. The election to defer the gain must be made in accordance with the applicable non-qualified deferred compensation plan, if any.

7.            Stock Appreciation Rights.

A.           Grant Terms. The Committee may grant a Stock Appreciation Right independent of an Option or in connection with an Option or a portion thereof. A Stock Appreciation Right granted in connection with an Option or a portion thereof shall cover the same shares of Stock covered by the Option, or a lesser number as the Committee may determine. A Stock Appreciation Right shall be subject to the same terms and conditions as an Option, and any additional limitations set forth in this Section 7 or the Award Agreement.

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B.           Exercise Terms. The exercise price per share of Stock of a Stock Appreciation Right shall be an amount determined by the Committee and shall not be less than 100% of Fair Market Value. A Stock Appreciation Right granted independent of an Option shall entitle the Participant upon exercise to a payment from the Company in an amount equal to the excess of the Fair Market Value on the exercise date of a share of Stock over the exercise price per share, times the number of Stock Appreciation Rights exercised. A Stock Appreciation Right granted in connection with an Option shall entitle the Participant to surrender an unexercised Option (or portion thereof) and to receive in exchange an amount equal to the excess of the Fair Market Value on the exercise date of a share of Stock over the exercise price per share for the Option, times the number of shares covered by the Option (or portion thereof) which is surrendered. Payment may be made, in the discretion of the Committee, in (i) Stock, (ii) cash or (iii) any combination of Stock and cash. Cash shall be paid for fractional shares of Stock upon the exercise of a Stock Appreciation Right.

C.           Limitations. The Committee may impose such conditions upon the exercisability or transferability of Stock Appreciation Rights as it determines in its sole discretion.

8. Other Stock-Based Awards and Cash-Based Awards. The Committee may, in its sole discretion, grant Awards of Stock, restricted Stock and other Awards that are valued in whole or in part by reference to the Fair Market Value of Stock. These Awards shall collectively be referred to herein as Other Stock-Based Awards. The Committee may also, in its sole discretion, grant Cash-Based Awards, which shall have a value as may be determined by the Committee. Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, but not limited to, the right to receive one or more shares of Stock (or the cash-equivalent thereof) upon the completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Other Stock-Based Awards and Cash-Based Awards may be granted with or in addition to other Awards. Subject to the other terms of the Plan, Other Stock-Based Awards and Cash-Based Awards may be granted to such Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee and set forth in an Award Agreement.

9. Performance-Based Awards. To the extent applicable, the Committee may, in its sole and absolute discretion, determine that certain Other Stock-Based Awards and/or Cash-Based Awards should be subject to such requirements so that they are deductible by the Company under Code §162(m). If the Committee so determines, such Awards shall be considered Performance-Based Awards subject to the terms of this Section 9, as provided in the Award Agreement. A Performance-Based Award shall be granted by the Committee in a manner to satisfy the requirements of Code §162(m) and the regulations thereunder. The performance measures to be used for purposes of a Performance-Based Award shall be chosen by the Committee, in its sole and absolute discretion, from among the following: earnings per share of Stock; book value per share of Stock; net income (before or after taxes); operating income; return on invested capital, assets or equity; cash flow return on investments which equals net cash flows divided by owners’ equity; earnings before interest or taxes; gross revenues or revenue growth; market share; expense management; improvements in capital structure; profit margins; Stock price; total stockholder return; free cash flow; or working capital. The performance measures may relate to the Company, a Parent, a Subsidiary, or one or more units of such an entity.

The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to an Award and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. The Committee shall have the discretion to adjust Performance-Based Awards downward.

For calendar years beginning after the “reliance period” defined in Treas. Reg. §1.162-27(f)(2) or any successor thereto with respect to the Company, an Award shall be a Performance-Based Award only if the Committee consists solely of two or more Outside Directors within the meaning of Treas. Reg. §1.162-27(e)(3) or any successor thereto.

10. Nontransferability of Awards. Unless otherwise determined by the Committee and expressly set forth in an Award Agreement, an Award granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws or descent and distribution and an Award may be exercised, if applicable, during the lifetime of the Participant thereof, only by the Participant or his or her guardian or legal representative. Notwithstanding the above, the Committee may not provide in an Award Agreement that an Incentive Stock Option is transferable.

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11. Investment Purpose. Each Award under the Plan shall be awarded only on the condition that all purchases of Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision with respect to Awards granted under this Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of Stock subject to the Award, or upon the happening of any other contingency warranting the release of such condition.

If deemed advisable by the Committee, the certificates evidencing the shares acquired by the Participant pursuant to this Plan may bear a restrictive legend, if appropriate, indicating that the shares have not been registered under said Act and are subject to restrictions on the transfer thereof, which legend may be in the following form (or such other form as the Company shall determine to be proper), to-wit:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, but have been issued or transferred to the registered owner pursuant to the exemption afforded by Section 4(2) of said Act. No transfer or assignment of these shares by the registered owner shall be valid or effective, and the issuer of these shares shall not be required to give any effect to any transfer or attempted transfer of these shares, including without limitation, a transfer by operation of law, unless (a) the issuer shall have received an opinion of its counsel that the shares may be transferred without requirement of registration under said Act, or (b) there shall have been delivered to the issuer a ‘no-action’ letter from the staff of the Securities and Exchange Commission, or (c) the shares are registered under said Act.”

In addition to the restrictions described above, the Participant may not sell, pledge, transfer, donate, assign or otherwise dispose of (collectively, “transfer”), whether voluntarily or by operation of law, any shares of Stock acquired pursuant to the Plan except as provided in this Section 11.

12. Adjustments Upon Changes in Capitalization or Corporation Acquisitions. Notwithstanding any other provisions of the Plan, the Award Agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding Award and the exercise prices, if applicable, in the event of changes in the outstanding Stock by reason of stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which Awards may be granted to an individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company, a Parent or a Subsidiary enters into a transaction described in §424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in §424(a) of the Code.

In the event of a Change in Control, notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the Committee may, in its sole discretion, provide for:

A. Accelerated vesting of any outstanding Awards that are otherwise unexercisable or unvested as of a date selected by the Committee;

B. Issuance of substitute Awards to substantially preserve the terms of any Awards previously granted under the Plan.

13. Amendment and Termination. The Board may at any time terminate the Plan, or make such modifications to the Plan as it shall deem advisable (except under the anti-dilution provisions of Section 12), or change the class of employees to whom Incentive Stock Options may be granted, or withdraw the authority to administer the Plan from a committee whose members satisfy the requirements of Section 5.

14. Effectiveness of the Plan. The Plan shall become effective upon adoption by the Board subject, however, to its further approval by the stockholders of the Company given within 12 months of the date the Plan is adopted by the Board by written consent, at a regular meeting of the stockholders or at a special meeting duly called and held for such purpose.

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15. Time of Granting of an Award. An Award grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, makes an Award to a Participant (but in no event prior to the adoption of the Plan by the Board); provided that, such Award is evidenced by a written Award Agreement duly executed on behalf of the Company and on behalf of the Participant within a reasonable time after the date of the Committee action.

16. Term of Plan. This Plan shall terminate ten years after the date on which it is approved and adopted by the Board and no Award shall be granted hereunder after the expiration of such ten-year period.

Awards outstanding at the termination of the Plan shall continue in accordance with their terms and shall not be affected by such termination.

17. No Right To Continued Employment. Nothing in the Plan or in any Award granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate his or her employment at any time.

18. Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law.

The foregoing Plan was approved and adopted by the Board on December 23, 2009 and by a majority of the Company’s stockholders on May 19, 2010.

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